UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08979

Victory Variable Insurance Funds
(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio			44144
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-539-3863

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1.  Reports to Stockholders.

December 31, 2017

Annual Report

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable
Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	8
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	31
Supplemental Information (unaudited)
Trustee and Officer Information	32
Proxy Voting and Form N-Q Information	35
Expense Examples	35
Advisory Contract Renewal	37

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

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2

Victory Funds Letter to Shareholders

Dear Shareholder,

For all practical purposes, 2017 was a full-on stampede. The bull market roared ahead and domestic stocks registered their ninth consecutive year of gains. The S&P 500 Index® increased nearly 22 percent, the Dow Jones Industrial Average was up 25 percent, and the tech-heavy NASDAQ Composite outpaced both, rising 28 percent. Global investors also enjoyed robust returns, led by the 37 percent gains posted by the MSCI Emerging Markets Index. By virtually any measure, equities enjoyed a very good year.

Investors celebrated strong corporate profits and rising real gross domestic product, which increased at an annual rate of 3.2 percent in the third quarter, according to the U.S. Bureau of Economic Analysis. The consumer also played a leading role as annual retail sales grew by 4.2 percent during 2017, according to the U.S. Department of Commerce, the strongest growth since 2014. Add in the new sweeping legislation that will significantly lower corporate tax rates and it's easy to see why markets were buoyed.

Yet despite this encouraging backdrop, the pragmatists among us continue to fret. Maybe that's not such a bad thing since unbridled optimism often ends in tears. Given where we are in this business cycle, we believe that risk management protocols are likely to become more important than ever.

There are plenty of potential headwinds to contemplate. Chief among these are concerns regarding future borrowing costs and the trajectory of interest rates. The Federal Reserve has telegraphed its intentions to tighten monetary policy by ending its bond buying program and continuing on a path of measured rate increases in 2018. It's no surprise that early in the year, the 10-Year Treasury responded by pushing above 2.5 percent, still low by historical standards but possibly trending towards levels not seen in some time.

Some investors are leery of tighter labor markets, higher wages, and the possibility of rising inflation. Others are more focused on valuations and wonder if certain sectors have gotten ahead of fundamentals. And finally, geopolitical tensions are never far from mind since they can materialize with little warning. Areas of concern ebb and flow with the news, shifting from the Korean Peninsula to U.S.-Russian relations to the Mideast or any number of global hot spots.

All these risks do not necessarily portend to trouble. But after years of impressive stock market gains it's important that we acknowledge both the risks and historical rates of return. Risk management is a hallmark of our independent investment franchises at Victory Capital, all of which are committed to offering products that help investors achieve their objectives at all points of the market cycle. This could prove invaluable in an aging bull market.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Economic Summary

Investors had much to digest in 2017. Their plates were full with three rate hikes, a leadership change at the U.S. Federal Reserve Bank (the "Fed"), geopolitical turbulence, and the administration's first major legislative win. Modest growth, tepid inflation, and the Fed's gentle guidance, all constants of this expansion, provided the necessary elixir that allowed both U.S. stocks and bonds to deliver positive returns in 2017. And while it took nearly a decade and loads of central bank stimulus, the global economy has found its footing. Solid, synchronous global growth allowed risk assets to flourish.

The current economic expansion is now the second longest in the modern era. While impressive in length, the pace of growth remains modest compared to previous expansions. The excesses that have typically led to imbalances resulting in recession simply do not exist. There has not been excessive consumer spending, household balance sheets are in good shape, capital spending has not been overdone, nor are businesses overstaffed. The domestic economy is doing just fine. Economists expect real gross domestic product ("GDP") to close the year at 2.3% and grow 2.6% next year. Rising employment has fortified the economy and consumer spending. Consumer confidence remains close to cyclical highs. Additionally, we expect a more diversified contribution to growth in the coming year. While consumer spending is again expected to do most of the heavy lifting, the pace of government spending and private investment is expected to accelerate relative to 2017. The corporate profit trend continues to improve, and when combined with expected savings from tax reform, provides a healthy backdrop for corporate spending. Indeed, November's capacity utilization rate rose to its highest level since 2015, a positive development for GDP in the near term. But for the economy to strengthen above trend, organic factors such as wage growth and capacity driven investment must materialize.

Chair Janet Yellen's tenure at the Fed comes to end in February 2018. Yellen leaves the economy healthy and fit, yet her lasting legacy may be the Fed's inability to gauge inflation throughout this expansion. Nevertheless, Yellen's Fed deftly implemented three rate hikes in 2017 without upsetting domestic or global markets or denting the expansion. The Fed's outlook calls for three more rate increases in 2018, while the market suggests two. Policy makers left the September meeting more bullish on economic prospects by raising their growth projection for 2018 from 2.1% to 2.5%, yet they did not signal a shift to more hawkish policy over the long term. None of their longer-run forecasts changed, including the neutral rate which still stands at 2.75%. The median forecast (dot plot) for 2020, however, indicates an increase from 2.875% to 3.06%.

Monetary policy acts with variable lag, and we believe that lag may be more unpredictable in this cycle as the Fed grapples with the dual levers of interest rates and quantitative tightening. For now, policy makers appear willing to let the economy run hot. A resurgence in inflation pressure is not expected this year, but the latest hard data (average hourly

4

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series (continued)

earnings and employment cost index) may provide some evidence that at least wage inflation may be bottoming. How quickly it becomes evident remains the question and the risk. We believe an accelerating balance sheet unwind could ultimately curtail the Fed's hiking agenda or at least forestall it until 2019.

Jerome Powell will present the next round of Fed forecasts following the March, 2018 meeting. The change in the Chair position is largely expected to signify continuity. We expect a Powell-led Fed to employ the same cautious gradualism of Yellen's Fed in order to both balance growth and create room to maneuver in case of a down-turn. We think the inflation soft patch should give the Powell-led Fed a short grace period to continue to do so.

Formally known as the Tax Cuts and Jobs Act, the $1.5 trillion re-write of the tax code was signed into law by President Trump to close the year. While not expected to lead to a significantly stronger, sustainable expansion of the economy, we believe it will likely have a modest and mostly short-term impact. Tax cuts for households are set to expire in 2025, while corporate changes are designed to be permanent. We believe the U.S. could improve its competitive position by reducing the overall effective tax rate, but since the tax law is neither revenue neutral nor bipartisan, there is some risk to the incentives remaining permanent. Additionally, it is nearly impossible to predict whether tax savings and repatriated earnings will be used for productivity enhancing investments and higher wages for workers, or if businesses will continue to buy back stock and pay down debt. A larger deficit, resulting from the tax plan, increases the odds that fiscal austerity may materialize elsewhere and may stifle the administration's plans to address crumbling infrastructure in the U.S.; the second pillar of Trump's economic plan.

Market Positioning

While we remain positive on the economic expansion and near term growth prospects, we continue to reduce our credit overweight. We are cognizant of late credit cycle dynamics as indicated by the flattening yield curve and taut credit spreads. Corporate default risk premiums are at their lowest levels since the economic recovery began and we believe the current risk premium demanded by the market understates potential risks. We remain duration-neutral, not expecting any major Fed interest rate changes on the horizon as the competing forces of low global rates and the potential for fiscal stimulus will likely keep interest rates range-bound.

Market Summary

We ended up not far from where we began. The lack of volatility in markets was evident both this past quarter and throughout the year, as the yield on the 10-year U.S. Government Treasury Bond ("10-year") closed the year at 2.41%, three basis points ("bps") lower than at the start of the year. While reaching a high of 2.63% in March and a low of 2.04% September, the 10-year spent most of the year in a narrow range of about 30 bps. The 2-year yield continued to rise, flattening the yield curve ever further, with the 2's-10's spread shrinking to 52 bps from 85 bps during the quarter.

The market returned 0.39% in the fourth quarter and 3.54% for the year ended December 31, 2017, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. Excess returns (returns in excess of a portfolio of duration-matched U.S. Treasuries) were positive across all sectors for both the quarter and the year. Overall, corporate high yield led the 2017

5

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series (continued)

market with a total return of 7.50% and excess return of 6.10%. Investment grade corporate bonds had a total return of 6.42% and an excess return of 3.46%. Within the investment grade sector, BBB credits were the best performers for the year, with a total return of 7.44% and an excess return of 4.47%.

The Municipal Bond market had strong performance in 2017 despite fourth quarter, tax reform-induced volatility. The market earned .75% over the fourth quarter and 5.45% for the year, according to the Bloomberg Barclays Municipal Bond Index. The 2s-10s AAA municipal yield curve flattened by 65 bps in 2017 with 58 bps of that flattening coming in the fourth quarter. Over the year, 2-year yields rose 32 bps while 10-year yields fell 33 bps, leaving the curve at a 10-year low of 43 bps. The Municipal Bond market can be jittery when it comes to tax reform, as the value of the tax exemption is directly tied to tax rates. The final tax package was a mixed-bag for municipal investors but generally a positive for the market as a whole. We believe the lower corporate tax rate will reduce the value of the tax exemption for certain corporate investors, such as banks and insurance companies, requiring a reassessment of relative value going forward, while only a slight reduction to the individual tax rates and maintenance of the 3.8% Net Investment Income Tax could ensure that strong demand from individual investors continues. Further, the elimination of the tax-exemption for future Advanced Refunding bonds, a tool used by municipalities to re-finance their debt for interest cost savings, could take a significant source of supply out of the tax-exempt market going forward, which may lead to the potential for strong scarcity value and relative performance moving forward.

Attribution Summary

The Victory INCORE Investment Quality Bond VIP Series returned 4.15%, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% for the fiscal year ended December 31, 2017. Our decision to overweight credit and underweight the Treasury sector was the dominant driver of relative performance. The Industrial sector was, by far, the Fund's largest positive sector driver, while the Financial, Utility, Commercial Mortgage-backed Securities ("CMBS") and Mortgage-backed Securities ("MBS") sectors contributed to a lesser degree. Negative performance within the Asset-backed Securities ("ABS") and Sovereign sectors partially offset some of this performance. Credit selection was positive for the year, driven by selection within the MBS, Industrial and ABS sectors. Adverse selection within Financial, Utility and the CMBS sectors offset some of this contribution. The Fund's duration positioning was additive for the year, while curve positioning modestly detracted from the return.

6

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series (continued)

Average Annual Return

Year Ended December 31, 2017

INCEPTION DATE	5/1/83
	Net Asset Value	Bloomberg Barclays U.S. Aggregate Bond Index[1]
One Year	4.15%	3.54%
Three Year	2.66%	2.24%
Five Year	2.35%	2.10%
Ten Year	4.41%	4.01%
Since Inception	6.85%	N/A

Expense Ratios

Gross	0.55%
With Applicable Waivers	0.55%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory INCORE Investment Quality Bond VIP Series — Growth of $10,000

1The Bloomberg Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments December 31, 2017
Security Description	Principal Amount	Value
Asset Backed Securities (6.9%)
AmeriCredit Automobile Receivables Trust , Series 2017-2, Class B, 2.40%, 5/18/22, Callable 2/18/21 @ 100 (a)	$3,560,000	$3,543,368
Avis Budget Rental Car Funding (AESOP) LLC , Series 14-1A, Class A, 2.46%, 7/20/20 (a) (b)	4,000,000	4,004,800
CarMax Auto Owner Trust , Series 2017-3, Class A4, 2.22%, 11/15/22, Callable 3/15/21 @ 100	3,100,000	3,079,221
CarMax Auto Owner Trust , Series 15-3, Class B, 2.28%, 4/15/21, Callable 11/15/19 @ 100	3,225,000	3,215,512
Drive Auto Receivables Trust , Series 17-BA, Class B, 2.20%, 5/15/20, Callable 2/15/20 @ 100 (b)	2,640,000	2,641,486
Drive Auto Receivables Trust , Series 2017-1, Class B, 2.36%, 3/15/21, Callable 2/15/20 @ 100	2,685,000	2,683,443
Drive Auto Receivables Trust , Series 2017-3, Class B, 2.30%, 5/17/21	1,655,000	1,649,957
DT Auto Owner Trust , Series 2017-2A, Class B, 2.44%, 2/15/21, Callable 6/15/20 @ 100 (b)	3,180,000	3,181,421
DT Auto Owner Trust , Series 2017-3A, Class B, 2.40%, 5/17/21, Callable 2/15/21 @ 100 (b)	1,880,000	1,876,817
Fairway Outdoor Funding LLC , Series: 2012-1A, Class A2, 4.21%, 10/15/42, Callable 10/15/18 @ 100 (a) (b)	4,265,060	4,317,009
Popular ABS Mortgage Pass-Through Trust , Series 2005-2, Class AV1B, 1.59% (US0001M+26bps), 4/25/35, Callable 7/25/19 @ 100 (c)	911,784	897,455
Santander Drive Auto Receivables Trust , Series 2017-2, Class B, 2.21%, 10/15/21, Callable 10/15/19 @ 100	4,123,000	4,120,427
Santander Drive Auto Receivables Trust , Series 2017-3, Class B, 2.19%, 3/15/22, Callable 10/15/21 @ 100	3,495,000	3,465,717
Santander Drive Auto Receivables Trust , Series 16-3, Class C, 2.46%, 3/15/22, Callable 1/15/20 @ 100 (a)	7,365,000	7,350,425
World Financial Network Credit Card Master Trust , Series 2017-A, Class A, 2.12%, 3/15/24	4,165,000	4,134,298
Total Asset Backed Securities (Cost $50,218,471)		50,161,356
Collateralized Mortgage Obligations (3.1%)
Commercial Mortgage Trust , Series 2012-CR4, Class B, 3.70%, 10/15/45 (b)	4,580,000	4,585,997
DBUBS Mortgage Trust , Series 2011-LC1A, Class A3, 5.00%, 11/10/46 (a) (b)	4,500,000	4,773,116
GS Mortgage Securities Trust , Series 2012-GC6, Class B, 5.65%, 1/10/45 (b) (c)	3,250,000	3,521,183
Morgan Stanley BAML Trust , Series 2013-C13, Class A2, 2.94%, 11/15/46 (a)	6,000,000	6,030,509
WF-RBS Commercial Mortgage Trust , Series 2012-C6, Class B, 4.70%, 4/15/45	3,275,000	3,445,127
Total Collateralized Mortgage Obligations (Cost $23,420,083)		22,355,932

See notes to financial statements.

8

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Residential Mortgage Backed Securities (1.6%)
Ameriquest Mortgage Securities, Inc. , Series 2003-5, Class A6, 4.44%, 4/25/33, Callable 1/25/18 @ 100 (c)	$152,558	$152,558
Bear Stearns Alt-A Trust , Series 03-3, Class 2A, 3.52%, 10/25/33, Callable 1/25/18 @ 100 (a) (c)	1,598,712	1,598,712
Countrywide Home Loans, Inc. , Series 2002-19, Class 1A1, 6.25%, 11/25/32, Callable 1/25/18 @ 100	183,271	183,271
Credit Suisse First Boston Mortgage Securities Corp. , Series 2002-HE16, Class M1, 2.87% (US0001M+132bps), 10/25/32, Callable 1/25/18 @ 100 (c)	1,257,186	1,256,569
GSR Mortgage Loan Trust , Series 2004-10F, Class 6A1, 5.00%, 9/25/34, Callable 1/25/18 @ 100	477,601	477,601
JPMorgan Mortgage Trust , Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 4/25/33 @ 100 (a) (b) (c)	1,990,876	2,017,550
JPMorgan Mortgage Trust , Series 2005-A3, Class 11A2, 3.74%, 6/25/35, Callable 1/25/18 @ 100 (a) (c)	1,964,095	1,981,796
JPMorgan Mortgage Trust , Series 2004-S2, Class 1A3, 4.75%, 11/25/19, Callable 1/25/20 @ 100 (a)	196,337	198,878
MASTR Adjustable Rate Mortgage Trust , Series 04-13, Class 3A1, 3.47%, 11/21/34, Callable 12/21/18 @ 100 (c)	1,179,336	1,180,769
Prime Mortgage Trust , Series 2004-2, Class A3, 5.25%, 11/25/19, Callable 1/25/18 @ 100 (a)	48,480	48,480
Residential Funding Mortgage Securities I, Inc. , Series 2005-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/18 @ 100 (a)	152,484	152,484
Structured Asset Securities Corp. , Series 2004-21XS, Class 2A6A, 5.24%, 12/25/34, Callable 1/25/18 @ 100 (a) (c)	3,553	3,553
Structured Asset Securities Corp. , Series 2004-20, Class 7A1, 5.25%, 11/25/34, Callable 1/25/18 @ 100 (a)	533,361	533,361
Wells Fargo Mortgage Backed Securities Trust , Series 2005-2, Class 2A1, 4.75%, 4/25/20, Callable 1/25/18 @ 100 (a)	63,626	63,626
Wells Fargo Mortgage Backed Securities Trust , Series 2004-Y, Class 3A1, 3.74%, 11/25/34, Callable 1/25/18 @ 100 (a) (c)	1,545,868	1,545,868
Wells Fargo Mortgage Backed Securities Trust , Series 2004-6, Class A4, 5.50%, 6/25/34, Callable 1/25/18 @ 100	512,598	512,598
Total Residential Mortgage Backed Securities (Cost $11,936,131)		11,907,674
Corporate Bonds (41.9%)
Consumer Discretionary (4.2%):
Bed Bath & Beyond, Inc., 5.17%, 8/1/44, Callable 2/1/44 @ 100	2,318,000	2,055,185
Best Buy Co., Inc., 5.50%, 3/15/21, Callable 12/15/20 @ 100	2,885,000	3,105,905
BorgWarner, Inc., 4.63%, 9/15/20 (a)	1,500,000	1,578,090
Coach, Inc., 4.25%, 4/1/25, Callable 1/1/25 @ 100	2,110,000	2,164,227
Darden Restaurants, Inc., 3.85%, 5/1/27, Callable 2/1/27 @ 100	1,450,000	1,476,173
Dish DBS Corp., 5.00%, 3/15/23	1,480,000	1,409,345
Hasbro, Inc. 3.50%, 9/15/27, Callable 6/15/27 @ 100	775,000	757,586
6.35%, 3/15/40	3,655,000	4,393,858
Lear Corp., 3.80%, 9/15/27, Callable 6/15/27 @ 100	2,595,000	2,598,763
NIKE, Inc., 3.88%, 11/1/45, Callable 5/1/45 @ 100	2,199,000	2,295,514

See notes to financial statements.

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Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
NVR, Inc., 3.95%, 9/15/22, Callable 6/15/22 @ 100 (a)	$4,787,000	$4,999,064
SES Global Americas Holdings GP, 5.30%, 3/25/44 (b)	2,475,000	2,338,998
Sirius XM Radio, Inc., 4.63%, 5/15/23, Callable 5/15/18 @ 102.31 (b)	1,633,000	1,667,032
		30,839,740
Consumer Staples (4.4%):
Altria Group, Inc., 4.25%, 8/9/42	775,000	811,270
Church & Dwight Co., Inc., 2.88%, 10/1/22	1,865,000	1,865,354
Estee Lauder Cos., Inc., 4.15%, 3/15/47, Callable 9/15/46 @ 100	1,000,000	1,095,470
Kerry Group Finance Services, 3.20%, 4/9/23, Callable 1/9/23 @ 100 (b)	5,760,000	5,792,832
Mead Johnson Nutrition Co. 4.90%, 11/1/19 (a)	4,890,000	5,105,502
3.00%, 11/15/20	3,000,000	3,045,330
4.60%, 6/1/44, Callable 12/1/43 @ 100 (a)	2,091,000	2,334,685
Reynolds American, Inc. 4.85%, 9/15/23	4,680,000	5,093,945
5.70%, 8/15/35, Callable 2/15/35 @ 100	1,835,000	2,189,614
Tyson Foods, Inc., 3.55%, 6/2/27, Callable 3/2/27 @ 100	1,428,000	1,460,159
Vector Group Ltd., 6.13%, 2/1/25, Callable 2/1/20 @ 103.06 (b)	2,455,000	2,541,220
		31,335,381
Energy (3.0%):
Boardwalk Pipelines LP, 4.45%, 7/15/27, Callable 4/15/27 @ 100	2,667,000	2,708,712
Canadian National Resources, 3.85%, 6/1/27, Callable 3/1/27 @ 100	2,650,000	2,701,834
Dolphin Energy Ltd., 5.89%, 6/15/19 (b)	467,200	479,875
Enable Midstream Partners LP, 4.40%, 3/15/27, Callable 12/15/26 @ 100	2,345,000	2,388,570
Exxon Mobil Corp., 4.11%, 3/1/46, Callable 9/1/45 @ 100	622,000	692,025
Marathon Petroleum Corp. 6.50%, 3/1/41, Callable 9/1/40 @ 100	1,285,000	1,618,136
5.85%, 12/15/45, Callable 6/15/45 @ 100	850,000	979,098
Statoil ASA, 3.95%, 5/15/43	930,000	971,552
Valero Energy Corp. 3.40%, 9/15/26, Callable 6/15/26 @ 100	1,840,000	1,844,490
6.63%, 6/15/37	2,520,000	3,339,000
Western Gas Partners LP, 4.65%, 7/1/26, Callable 4/1/26 @ 100	3,675,000	3,818,766
		21,542,058
Financials (12.9%):
Aflac, Inc., 2.88%, 10/15/26, Callable 7/15/26 @ 100	2,450,000	2,417,342
Alleghany Corp., 4.90%, 9/15/44, Callable 3/15/44 @ 100	1,648,000	1,779,197
Bank of America Corp. 2.00%, 1/11/18, MTN	3,000,000	3,000,000
2.33%, (US0003M+63bps), 10/1/21, Callable 10/1/20 @ 100 (c)	1,875,000	1,867,744
2.50%, 10/21/22, Callable 10/21/21 @ 100	3,500,000	3,462,445
BB&T Corp., 2.75%, 4/1/22, MTN, Callable 3/1/22 @ 100	3,550,000	3,575,951
Capital One Financial Corp. 2.45%, 4/24/19, Callable 3/24/19 @ 100	1,095,000	1,096,456
4.20%, 10/29/25, Callable 9/29/25 @ 100	3,845,000	3,955,698
Cincinnati Financial Corp., 6.13%, 11/1/34	2,170,000	2,753,664
Citigroup, Inc. 4.50%, 1/14/22 (a)	2,980,000	3,171,912
4.13%, 7/25/28	1,250,000	1,289,675

See notes to financial statements.

10

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Credit Suisse AG (New York) Branch, 5.30%, 8/13/19	$2,200,000	$2,304,874
General Motors Financial Co., Inc., 3.25%, 5/15/18 (a)	3,500,000	3,513,755
HSBC Holdings PLC, 5.10%, 4/5/21 (a)	5,000,000	5,372,400
JPMorgan Chase & Co. 6.30%, 4/23/19	3,000,000	3,158,520
3.38%, 5/1/23 (a)	6,700,000	6,809,745
5.60%, 7/15/41	1,710,000	2,197,247
5.40%, 1/6/42	2,484,000	3,131,330
KeyBank NA, 2.25%, 3/16/20	6,523,000	6,505,909
KeyCorp, 2.90%, 9/15/20	2,485,000	2,509,452
Morgan Stanley 3.75%, 2/25/23 (a)	3,000,000	3,107,220
3.13%, 7/27/26, MTN	2,750,000	2,709,053
Regions Bank, 7.50%, 5/15/18 (a)	4,000,000	4,077,760
SVB Financial Group 5.38%, 9/15/20	1,568,000	1,675,628
3.50%, 1/29/25	961,000	963,643
Synovus Financial Corp., 3.13%, 11/1/22, Callable 10/1/22 @ 100	2,075,000	2,059,189
The Goldman Sachs Group, Inc.
2.35%, 11/15/21, Callable 11/15/20 @ 100	4,540,000	4,469,674
5.75%, 1/24/22 (a)	2,750,000	3,047,413
UBS Group Funding Switzerland AG, 2.95%, 9/24/20 (b)	3,750,000	3,784,575
Unum Group, 3.00%, 5/15/21, Callable 4/15/21 @ 100	1,910,000	1,920,830
Wells Fargo & Co., 4.90%, 11/17/45 (a)	1,850,000	2,093,294
		93,781,595
Health Care (4.7%):
Agilent Technologies, Inc., 3.05%, 9/22/26, Callable 6/22/26 @ 100	2,755,000	2,650,502
Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	1,825,000	1,979,377
Biogen, Inc., 2.90%, 9/15/20	5,095,000	5,168,571
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20 (a)	650,000	687,564
Celgene Corp., 2.75%, 2/15/23, Callable 1/15/23 @ 100	1,005,000	995,855
DaVita, Inc., 5.13%, 7/15/24, Callable 7/15/19 @ 102.56 (a)	2,249,000	2,283,140
DENTSPLY Sirona, Inc., 4.13%, 8/15/21, Callable 5/15/21 @ 100	2,641,000	2,722,633
Express Scripts Holding Co. 2.25%, 6/15/19	3,102,000	3,095,795
4.80%, 7/15/46, Callable 1/15/46 @ 100	1,375,000	1,462,340
Gilead Sciences, Inc. 4.40%, 12/1/21, Callable 9/1/21 @ 100 (a)	6,150,000	6,560,020
4.80%, 4/1/44, Callable 10/1/43 @ 100	1,285,000	1,488,930
HCA Holdings, Inc., 6.25%, 2/15/21	2,220,000	2,365,743
Humana, Inc., 3.95%, 3/15/27, Callable 12/15/26 @ 100	2,080,000	2,153,674
		33,614,144
Industrials (2.7%):
AerCap Ireland Capital Ltd., 3.75%, 5/15/19 (a)	2,900,000	2,946,603
Canadian National Railway Co., 3.20%, 8/2/46, Callable 2/2/46 @ 100	825,000	797,767
Carlisle Cos., Inc., 3.50%, 12/1/24, Callable 10/1/24 @ 100	1,810,000	1,818,960
Hexcel Corp., 3.95%, 2/15/27, Callable 11/15/26 @ 100	1,085,000	1,105,897
Hubbell, Inc., 3.35%, 3/1/26, Callable 12/1/25 @ 100	2,080,000	2,104,523
IDEX Corp., 4.20%, 12/15/21, Callable 9/15/21 @ 100	3,165,000	3,281,915

See notes to financial statements.

11

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Kansas City Southern, 4.95%, 8/15/45, Callable 2/15/45 @ 100	$1,440,000	$1,642,853
Southwest Airlines Co., 2.75%, 11/16/22, Callable 10/16/22 @ 100	2,250,000	2,250,225
Valmont Industries, Inc., 5.00%, 10/1/44, Callable 4/1/44 @ 100 (a)	2,603,000	2,716,231
		18,664,974
Information Technology (3.8%):
Activision Blizzard, Inc. 2.30%, 9/15/21, Callable 8/15/21 @ 100	2,615,000	2,583,019
6.13%, 9/15/23, Callable 9/15/18 @ 103.06 (b)	3,841,000	4,071,998
4.50%, 6/15/47, Callable 12/15/46 @ 100	1,080,000	1,137,305
Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	863,000	1,010,236
Applied Materials, Inc., 5.10%, 10/1/35, Callable 4/1/35 @ 100	1,575,000	1,901,655
Cadence Design Systems, Inc., 4.38%, 10/15/24, Callable 7/15/24 @ 100	813,000	861,691
Cardtronics, Inc., 5.50%, 5/1/25, Callable 5/1/20 @ 104.13 (b)	2,404,000	2,172,351
Electronic Arts, Inc., 3.70%, 3/1/21, Callable 2/1/21 @ 100	5,767,000	5,940,644
Juniper Networks, Inc., 5.95%, 3/15/41	1,345,000	1,505,835
NVIDIA Corp., 2.20%, 9/16/21, Callable 8/16/21 @ 100	1,230,000	1,217,651
VMware, Inc. 2.30%, 8/21/20	4,280,000	4,253,806
2.95%, 8/21/22, Callable 7/21/22 @ 100	2,549,000	2,543,035
		29,199,226
Materials (1.7%):
Fresnillo PLC, 5.50%, 11/13/23 (b)	2,800,000	3,072,552
LYB International Finance BV, 4.00%, 7/15/23	1,737,000	1,820,758
Lyondellbasell Industries NV, 5.00%, 4/15/19, Callable 1/15/19 @ 100 (a)	1,800,000	1,847,592
Newcrest Finance Pty Ltd., 5.75%, 11/15/41 (b)	1,720,000	1,964,103
Rio Tinto Finance USA Ltd., 5.20%, 11/2/40	723,000	886,810
Vale Overseas Ltd., 6.25%, 8/10/26	2,340,000	2,714,634
		12,306,449
Real Estate (0.8%):
Columbia Property Trust Operating Partnership, 3.65%, 8/15/26, Callable 5/15/26 @ 100	1,590,000	1,560,601
Lexington Realty Trust, 4.25%, 6/15/23, Callable 3/15/23 @ 100	2,145,000	2,154,524
Welltower, Inc., 4.50%, 1/15/24, Callable 10/15/23 @ 100	1,861,000	1,986,450
		5,701,575
Telecommunication Services (1.9%):
AT&T, Inc. 2.30%, 3/11/19 (a)	9,000,000	9,004,860
6.30%, 1/15/38 (a)	3,810,000	4,486,389
		13,491,249
Utilities (1.8%):
Arizona Public Service Co., 2.95%, 9/15/27, Callable 6/15/27 @ 100	1,800,000	1,770,516
Consolidated Edison, Inc., 6.30%, 8/15/37	1,870,000	2,548,903
Empresa Nacional de Electricidad SA, 4.25%, 4/15/24, Callable 1/15/24 @ 100	3,527,000	3,688,396
Iberdrola International BV 6.75%, 9/15/33	373,000	467,779
6.75%, 7/15/36	783,000	1,024,532

See notes to financial statements.

12

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Nevada Power Co., 6.65%, 4/1/36 (a)	$600,000	$830,028
Oklahoma G&E Co., 5.25%, 5/15/41, Callable 11/15/40 @ 100	1,546,000	1,851,211
Public Service Enterprise Group, Inc., 4.00%, 6/1/44, Callable 12/1/43 @ 100	1,289,000	1,374,835
		13,556,200
Total Corporate Bonds (Cost $300,604,118)		304,032,591
Government National Mortgage Association (0.0%) (d)
Multi-family (0.0%):
Collateralized Mortgage Obligations (0.0%):
Government National Mortgage Association
6.00%, 12/15/33	39,787	44,956
Total Government National Mortgage Association (Cost $40,847)		44,956
U.S. Government Mortgage Backed Agencies (32.5%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 – 7/1/39 (a)	2,427,002	2,630,222
Series 4139, Class DA1.25%, 12/15/27	9,862,746	9,433,590
7.00%, 9/1/38 (a)	90,061	104,213
3.50%, 7/15/39 – 8/1/47	24,259,822	24,921,528
Series 3713, Class PA2.00%, 2/15/40 – 3/15/40	12,461,175	12,244,042
4.00%, 1/1/41 (a)	2,292,172	2,413,500
4.50%, 1/1/41 – 5/1/47 (a)	20,129,141	21,501,976
Series 4049, Class AB2.75%, 12/15/41	2,022,591	2,035,406
		75,284,477
Federal Home Loan Mortgage Corp.,Structured Agency Credit Risk Debt Notes 3.75%(US0001M+220bps), 2/25/24 (a) (c)	3,792,601	3,907,241
Federal National Mortgage Association 6.00%, 8/1/21 – 2/1/37 (a)	3,308,731	3,663,761
5.00%, 4/1/23 – 12/1/39	1,806,261	1,962,998
7.50%, 12/1/29	56,291	64,928
8.00%, 1/1/30 – 9/1/30	30,213	35,422
7.00%, 2/1/32 – 6/1/32	48,866	56,384
3.41%(US0012M+166bps), 12/1/36 (a) (c)	168,471	176,164
5.50%, 1/1/38 – 2/1/39 (a)	1,165,066	1,285,943
4.50%, 12/1/38 – 6/1/40 (a)	12,458,523	13,182,930
Series 2013-33, Class UD2.50%, 4/25/39 – 12/25/47	7,338,284	7,188,496
Series 2013-137, Class A3.50%, 3/25/40 – 10/1/47	44,225,159	45,414,095
4.00%, 9/1/40 – 3/1/46 (a)	35,992,926	37,833,981
Series 2011-101, Class LA3.00%, 10/25/40 – 2/1/47 (a)	45,802,547	45,918,181
3.44%(US0012M+169bps), 8/1/46 (a) (c)	155,126	162,298
		156,945,581
Government National Mortgage Association 6.00%, 10/15/32	119,159	133,378
Total U.S. Government Mortgage Backed Agencies (Cost $238,774,505)		236,270,677

See notes to financial statements.

13

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
U.S. Treasury Obligations (11.6%)
U.S. Treasury Bills, 1.16%, 2/8/18 (e)	$13,095,000	$13,078,611
U.S. Treasury Bonds 2.88%, 5/15/43 (a)	11,210,000	11,528,305
3.63%, 2/15/44 (a)	11,556,000	13,508,299
3.00%, 11/15/45 (a)	10,556,000	11,088,173
U.S. Treasury Notes 1.63%, 8/31/19 (a)	11,738,000	11,690,591
1.75%, 5/31/22	19,297,000	18,960,322
2.00%, 8/15/25	4,629,000	4,512,840
Total U.S. Treasury Obligations (Cost $82,215,015)		84,367,141
Total Investments (Cost $707,209,170) — 97.6%		709,140,327
Other assets in excess of liabilities — 2.4%		17,581,147
NET ASSETS — 100.00%		$726,721,474

(a)  All or a portion of this security has been segregated as collateral for derivative instruments and/or securities purchased on a when-issued basis.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2017, the fair value of these securities was $58,804,915 and amounted to 8.1% of net assets.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2017.

(d)  Amount represents less than 0.05% of net assets.

(e)  Rate represents the effective yield at December 31, 2017.

bps — Basis points

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

US0001M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

US0003M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

US0012M — 12 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

See notes to financial statements.

14

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2017

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Depreciation
10-Year U.S. Treasury Note Future	346	3/20/18	$43,106,492	$42,920,219	$(186,272)
2-Year U.S. Treasury Note Future	26	3/29/18	5,578,300	5,566,844	(11,456)
30-Year U.S. Treasury Bond Future	22	3/20/18	3,367,482	3,366,000	(1,482)
					$(199,210)
Total unrealized appreciation					$—
Total unrealized depreciation					(199,210)
Total net unrealized appreciation (depreciation)					$(199,210)

Centrally Cleared

Credit Default Swap Agreement — Sell Protection (a)

As of December 31, 2017, the Fund's open credit default swap agreements were as follows:

Underlying instrument	Receive Fixed Rate (%)	Maturity Date	Payment Frequency	Implied Credit Spread at December 31, 2017 (b)	Notional Amount (c)	Value	Premiums Paid	Unrealized Appreciation
CDX North America High Yield Index; Series 29	5.0	12/20/22	Daily	3.05%	$38,000,000	$3,152,733	$2,971,600	$181,133
CDX North America Investment Grade 5 Year; Series 29	1.0	12/20/22	Daily	0.49	8,000,000	191,371	164,873	26,498
						$3,344,104	$3,136,473	$207,631

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index and CDX North America Investment Grade 5 Year.

See notes to financial statements.

15

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2017
Victory INCORE Investment Quality Bond VIP Series
ASSETS:
Investments, at value (Cost $707,209,170)	$709,140,327
Cash and cash equivalents	8,426,854
Deposits with brokers for futures contracts	1,418,797
Deposits with brokers for centrally cleared swap agreements	4,041,752
Interest and dividends receivable	4,417,195
Receivable for capital shares issued	344
Variation margin receivable on open futures contracts	70,859
Variation margin receivable on open centrally cleared swap agreements	37,794
Receivable from Adviser	100,732
Prepaid expenses	3
Total Assets	727,654,657
LIABILITIES:
Payable for capital shares redeemed	507,946
Accrued expenses and other payables:
Investment advisory fees	309,452
Administration fees	37,584
Custodian fees	5,621
Chief Compliance Officer fees	787
Trustees' fees	1,719
Other accrued expenses	70,074
Total Liabilities	933,183
NET ASSETS:
Capital	722,132,595
Accumulated net investment income (loss)	3,992,656
Accumulated net realized gains (losses) from investments	(1,343,355)
Net unrealized appreciation (depreciation) on investments	1,939,578
Net Assets	$726,721,474
Shares (unlimited number of shares authorized with a par value of $0.001 per share):	60,147,777
Net asset value:	$12.08

See notes to financial statements.

16

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2017
Victory INCORE Investment Quality Bond VIP Series
Investment Income:
Interest income	$21,060,307
Securities lending income	1,729
Total Income	21,062,036
Expenses:
Investment advisory fees	3,706,047
Administration fees	446,023
Custodian fees	31,790
Transfer agent fees	1,549
Trustees' fees	60,374
Chief Compliance Officer fees	8,122
Legal and audit fees	99,045
Other expenses	160,550
Total Expenses	4,513,500
Expenses waived/reimbursed by Adviser	(362,552)
Net Expenses	4,150,948
Net Investment Income (Loss)	16,911,088
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	(754,794)
Net realized gains (losses) from futures transactions	738,062
Net realized gains (losses) from centrally cleared swap transactions	4,657,948
Net change in unrealized appreciation/depreciation on investments	10,105,645
Net change in unrealized appreciation/depreciation on futures transactions	(145,507)
Net change in unrealized appreciation/depreciation on centrally cleared swap transactions	(1,199,305)
Net realized/unrealized gains on investments	13,402,049
Change in net assets resulting from operations	$30,313,137

See notes to financial statements.

17

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory INCORE Investment Quality Bond VIP Series
	Year Ended December 31, 2017	Year Ended December 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$16,911,088	$16,040,228
Net realized gains (losses) from investment transactions	4,641,216	13,536,365
Net change in unrealized appreciation/depreciation on investments	8,760,833	(3,545,666)
Change in net assets resulting from operations	30,313,137	26,030,927
Distributions to Shareholders:
From net investment income	(17,209,084)	(17,439,784)
From net realized gains	—	(12,726,901)
Change in net assets resulting from distributions to shareholders	(17,209,084)	(30,166,685)
Change in net assets resulting from capital transactions	(2,674,726)	(35,323,398)
Capital Contribution from Prior Custodian, Net (See Note 8)	—	55,751
Change in net assets	10,429,327	(39,403,405)
Net Assets:
Beginning of period	716,292,147	755,695,552
End of period	$726,721,474	$716,292,147
Accumulated net investment income (loss)	$3,992,656	$(653,178)
Capital Transactions:
Proceeds from shares issued	$84,023,731	$56,571,898
Distributions reinvested	17,209,084	30,166,685
Cost of shares redeemed	(103,907,541)	(122,061,981)
Change in net assets resulting from capital transactions	$(2,674,726)	$(35,323,398)
Share Transactions:
Issued	6,961,615	4,534,026
Reinvested	1,429,326	2,547,862
Redeemed	(8,518,824)	(9,896,923)
Change in Shares	(127,883)	(2,815,035)

See notes to financial statements.

18

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory INCORE Investment Quality Bond VIP Series
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$11.88	$11.98		$12.38	$12.18	$12.78
Investment Activities:
Net investment income (loss)	0.28 (a)	0.27	(a)	0.31 (a)	0.38	0.34
Net realized and unrealized gains (losses) on investments	0.21	0.15		(0.27)	0.30	(0.54)
Total from Investment Activities	0.49	0.42		0.04	0.68	(0.20)
Distributions:
Net investment income	(0.29)	(0.30)		(0.32)	(0.38)	(0.34)
Net realized gains from investments	—	(0.22)		(0.12)	(0.10)	(0.06)
Total Distributions	(0.29)	(0.52)		(0.44)	(0.48)	(0.40)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	(b)	—	—	—
Net Asset Value, End of Period	$12.08	$11.88		$11.98	$12.38	$12.18
Total Return (c)	4.15%	3.53	%(d)	0.33%	5.55%	(1.63)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$726,721	$716,292		$755,696	$802,377	$794,727
Ratio of net expenses to average net assets	0.56%	0.55%		0.56%	0.56%	0.56%
Ratio of net investment income (loss) to average net assets	2.28%	2.17%		2.47%	2.93%	2.72%
Ratio of gross expenses to average net assets (e)	0.61%	0.55%		0.56%	0.56%	0.56%
Portfolio turnover	83%	142%		41%	47%	199%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

19

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2017

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company, and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory INCORE Investment Quality Bond VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"). The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies (Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies).

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Certain non-exchange-traded derivatives, such as certain swaps, have inputs which can generally be corroborated by market data and are therefore categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of December 31, 2017, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
Asset Backed Securities	$—	$—	$50,161,356	$—	$50,161,356	$—
Collateralized Mortgage Obligations	—	—	22,355,932	—	22,355,932	—
Residential Mortgage Backed Securities	—	—	11,907,674	—	11,907,674	—
Corporate Bonds	—	—	304,032,591	—	304,032,591	—
Government National Mortgage Association	—	—	44,956	—	44,956	—
U.S. Government Mortgage Backed Agencies	—	—	236,270,677	—	236,270,677	—
U.S. Treasury Obligations	—	—	84,367,141	—	84,367,141	—
Futures Contracts	—	(199,210)	—	—	—	(199,210)
Credit Default Swaps	—	—	—	207,631	—	207,631
Total	$—	$(199,210)	$709,140,327	$207,631	$709,140,327	$8,421

^  Other Financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts and swap agreements. These instruments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

There were no transfers among any levels during the year ended December 31, 2017.

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. If the Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statement of Assets and Liabilities. As of December 31, 2017, the Fund had no outstanding when-issued purchase commitments.

Loans:

Floating rate loans in which the Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note regarding Below Investment Grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below Investment Grade Securities:

The Fund may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End & Closed-End Funds:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "underlying funds"). The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Credit Derivatives:

The Fund may enter into credit derivatives, including centrally-cleared credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described on the Fund's Statement of Additional Information.

Credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Fund may enter into CDS agreements either as a buyer or seller. The Fund may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market." The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which the Fund is the seller of protection are disclosed on the Schedule of Portfolio Investments.

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities.

As of December 31, 2017, the Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017.

	Assets	Liabilities
	Variation Margin on Centrally Cleared Swap Agreements*	Variation Margin on Futures Contracts*
Credit Risk Exposure:	$207,631	$—
Interest Rate Risk Exposure:	—	199,210

*  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swap agreements as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017.

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains from Futures Contracts	Net Realized Gains from Centrally Cleared Swap Agreements	Net Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation Centrally on Cleared Swap Agreements
Credit Risk Exposure:	$—	$4,657,948	$—	$(1,199,305)
Interest Rate Risk Exposure:	738,062	—	(145,507)	—

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The notional amount of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

As of December 31, 2017, the Fund had no securities on loan.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund, or jointly with an affiliated trust, are allocated among the Fund and respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2017 were as follows for the Fund:

Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
$326,501,497	$358,136,331	$207,892,515	$159,433,627

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2017, Colin Kinney serves as the Trust's Chief Compliance Officer ("CCO"). The CCO is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services. Prior to July 1, 2017, EJV Financial Services LLC served as the Trust's CCO. Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Victory Trusts"), paid EJV Financial Services LLC $220,000 annually for CCO consulting services.

The Victory Trusts pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Trusts and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Effective August 1, 2016, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2018. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2017, the expense limit (excluding voluntary waivers) is 0.56%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2017, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2020
$362,552

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2017.

Certain officers and/or interested trustees of the Fund are also officers of the Adviser, Administrator and Fund Accountant, Legal and CCO.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, another series of the Victory Trusts, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. The agreement

28

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

was subsequently amended on July 28, 2017 with a new termination date of July 27, 2018. For the year ended December 31, 2017, Citibank earned approximately $150,000 in commitment fees from the Victory Trusts. Each fund in the Victory Trusts pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. As of December 31, 2017, the interest rate on outstanding borrowings was 2.57%.

The Fund did not utilize or participate in Line of Credit during the year ended December 31, 2017.

Interfund Lending:

The Trust and Adviser received an exempted order granted by the SEC on March 28, 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Board approved the Interfund Lending Policy and Procedures relating to the Facility on May 24, 2017. The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2017.

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2017
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$17,209,084	$—	$17,209,084
Year Ended December 31, 2016
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$27,037,310	$3,129,375	$30,166,685

As of December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$4,284,712	$4,912	$4,289,624	$299,255	$4,588,879

*The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and mark-to-market adjustments on SWAP and futures contracts.

During the tax year ended December 31, 2017, the Fund did not utilize capital loss carryforwards.

29

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

As of December 31, 2017, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$712,218,016	$8,870,390	$(8,603,975)	$266,415

8.  Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014, the end of the Fund's contract with State Street. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the over-billing, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Statement of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2017, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100%

10.  Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Fund's adoption of these amendments, effective with the financial statements prepared as of December 31, 2017, required additional disclosures reflected herein, but had no effect on the Fund's net assets or results of operations.

In March 2017, the FASB issued Accounting Standards Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

11.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Victory Variable Insurance Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory INCORE Investment Quality Bond VIP Series (the "Fund") (one of the portfolios constituting the Victory Variable Insurance Trust (the "Trust")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial statements of the Fund for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those financial statements. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the Victory Variable Insurance Trust) as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provides a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 16, 2018

31

Victory Variable Insurance Funds	Supplemental Information December 31, 2017

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 43 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 66	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 70	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 66*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 74	Trustee	July 2016	Retired; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 63	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 64	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 60*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 56	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, 73	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March- October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 45**	Trustee	May 2008	Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The current officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust's Treasurer is employed by Citi, which entity receives fees from the Trust for serving as the sub-fund accountant and sub-administrator.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 48	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 49	Treasurer**	May 2006-May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Allan Shaer, 52	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 33	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017). Registered Principal, Victory Capital Advisers, Inc. (since 2011).
Edward J. Veilleux, 74	Chief Compliance Officer***	October 2005-July 2017	President of EJV Financial Services (mutual fund consulting).
Colin Kinney, 44	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 64	Assistant Secretary	February 1998	Partner, Morrison & Foerster LLP (2011-2017); Partner, Shearman & Sterling LLP (since 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

**  On May 24, 2017, Mr. Sabato resigned his position with the Trust.

***  On July 1, 2017, Mr. Veilleux resigned his position with the Trust.

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
$1,000.00	$1,014.20	$2.84	0.56%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
$1,000.00	$1,022.38	$2.85	0.56%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

36

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Series at a meeting, which was called for that purpose, on December 5, 2017. The Board also considered information relating to the Series and the Agreement provided throughout the year and at a meeting on October 24, 2017. The Board noted that prior to the Series' reorganization on July 29, 2016, the Series was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Series and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered the Series' advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Series for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Series as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Series shareholders as the Series grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Series;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Series;

•  Total expenses of the Series, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Series at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Series;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Series for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Series and the Adviser.

The Board reviewed the Series' current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Series. In addition, the Board compared the Series' total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by FUSE Research Network, LLC ("FUSE") and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Series' peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies, and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Series do not include breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as

37

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the Series' performance over one-, three-, five- and ten-year periods against the performance of the Series' selected peer group and benchmark index. The Board recognized that the performance of the Series and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Series, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board considered that the Series' gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Series' peer group. The Board noted that the Series' net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Series' prospectus. The Board then compared the Series' performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Series outperformed the benchmark index for all of the periods reviewed, underperformed the peer group for the one-, five- and ten-year periods, and outperformed the peer group for the three-year period.

Having considered, among other things, that: (1) the Series' management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) the Series' total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Series' expenses during that period; and (4) the Series had performed well as compared to its benchmark index, the Board concluded that the Agreement continued to be in the best interests of the Series' shareholders.

The Board noted that the Adviser's INCORE investment management team replaced the predecessor fund's investment sub-adviser as portfolio managers for the Series upon completion of the Series' reorganization.

Conclusion

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Series, was consistent with the best interests of the Series and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Series, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Series and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Series and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Series;

•  The Adviser's representations regarding its staffing and capabilities to manage the Series, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

38

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-IIQBVIP-AR (12/17)

December 31, 2017

Annual Report

Victory Variable Insurance Funds

Victory High Yield VIP Series

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary	4
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	24
Supplemental Information (Unaudited)
Trustee and Officer Information	25
Proxy Voting and Form N-Q Information	28
Expense Examples	28
Additional Federal Income Tax Information	30
Advisory Contract Renewal	31

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

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2

Victory Funds Letter to Shareholders

Dear Shareholder,

For all practical purposes, 2017 was a full-on stampede. The bull market roared ahead and domestic stocks registered their ninth consecutive year of gains. The S&P 500 Index® increased nearly 22 percent, the Dow Jones Industrial Average was up 25 percent, and the tech-heavy NASDAQ Composite outpaced both, rising 28 percent. Global investors also enjoyed robust returns, led by the 37 percent gains posted by the MSCI Emerging Markets Index. By virtually any measure, equities enjoyed a very good year.

Investors celebrated strong corporate profits and rising real gross domestic product, which increased at an annual rate of 3.2 percent in the third quarter, according to the U.S. Bureau of Economic Analysis. The consumer also played a leading role as annual retail sales grew by 4.2 percent during 2017, according to the U.S. Department of Commerce, the strongest growth since 2014. Add in the new sweeping legislation that will significantly lower corporate tax rates and it's easy to see why markets were buoyed.

Yet despite this encouraging backdrop, the pragmatists among us continue to fret. Maybe that's not such a bad thing since unbridled optimism often ends in tears. Given where we are in this business cycle, we believe that risk management protocols are likely to become more important than ever.

There are plenty of potential headwinds to contemplate. Chief among these are concerns regarding future borrowing costs and the trajectory of interest rates. The Federal Reserve has telegraphed its intentions to tighten monetary policy by ending its bond buying program and continuing on a path of measured rate increases in 2018. It's no surprise that early in the year, the 10-Year Treasury responded by pushing above 2.5 percent, still low by historical standards but possibly trending towards levels not seen in some time.

Some investors are leery of tighter labor markets, higher wages, and the possibility of rising inflation. Others are more focused on valuations and wonder if certain sectors have gotten ahead of fundamentals. And finally, geopolitical tensions are never far from mind since they can materialize with little warning. Areas of concern ebb and flow with the news, shifting from the Korean Peninsula to U.S.-Russian relations to the Mideast or any number of global hot spots.

All these risks do not necessarily portend to trouble. But after years of impressive stock market gains it's important that we acknowledge both the risks and historical rates of return. Risk management is a hallmark of our independent investment franchises at Victory Capital, all of which are committed to offering products that help investors achieve their objectives at all points of the market cycle. This could prove invaluable in an aging bull market.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

Victory Variable Insurance Funds

Victory High Yield VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Market Review

As most major economies around the world experienced an unusual period of synchronized economic growth, securities markets generally enjoyed a stellar 2017.

Almost every asset class posted positive returns for the year ended Dec. 31, 2017, with double-digit returns the norm in equity markets. The S&P 500® Index1 returned 21.82%, while the MSCI Emerging Markets Index2 returned 37.75%. Risk-taking was rewarded in fixed income markets, as well. High yield municipals and emerging market bonds posted strong returns, while the 2-year U.S. Treasury, agency mortgage-backed securities and asset-backed securities lagged. The 10-year U.S. Treasury returned 2.14% for the year, and the Bloomberg Barclays US Aggregate Bond Index3 returned 3.54%.

Despite brief bouts of alarm over domestic and geopolitical issues, investors largely shrugged off disturbing headlines and high valuations for many asset classes, and we see few likely catalysts for a mood swing in early 2018. Indeed, we expect the coming months to be marked by continued moderate economic growth, low unemployment, rising short-term interest rates, and a positive outlook among investors.

While the favorable economic and investment climate that prevailed in 2017 certainly can't last forever, we believe conditions are right for it to last a while longer. Oil prices appear stable, economic growth is steady, central banks appear to be behaving predictably, corporate fundamentals appear sound, and investor demand appears to be strong.

U.S. Economic Outlook

We are comfortable with consensus expectations for U.S. gross domestic product (GDP) growth around 2.6% in 2018, inflation slightly below the U.S. Federal Reserve ("Fed") target of 2%, and unemployment at or below the recent low of 4.1%.

Global Outlook

Economic growth in most of the world accelerated in 2017, with broad-based gains that we believe seem sustainable over the near to medium term. However, we continue to monitor global events, recognizing that although geopolitical instability is not an imminent investor concern, it could have severe impacts if market equanimity is breached.

Rates and Central Banks

Key central banks around the world remain accommodative, and they may feel little pressure to raise rates since inflation is generally muted. In the U.S., the Fed has raised the federal funds rate five times in the last two years and has said that additional incremental increases appear to be warranted over the next year or two. In addition, the Fed has begun a gradual reduction in its vast securities holdings. Even as the U.S. and the Eurozone edge toward more normal interest rate policies, interest rates in most of the world remain very low by

4

Victory Variable Insurance Funds

Victory High Yield VIP Series (continued)

historical standards, and central banks are expected to proceed cautiously. Upcoming turnover at the Fed, including the appointment of Jerome Powell as the new Fed chairman, is not expected to bring about abrupt changes in Fed policy, as Powell is an existing Fed member who has consistently supported the current approach.

Market Outlook

In our view, high asset valuations have increased downside risks and could leave markets vulnerable to a shakeup in the event of corporate earnings disappointments, domestic political dysfunction or geopolitical shocks. We expect some increases in interest rates, market volatility and credit risk, all of which may present attractive relative value opportunities for discerning fixed income investors.

While we intend to keep a watchful eye on both market sentiment and valuations at this late stage in the economic cycle, overall market conditions and stable, broad-based economic growth still appear favorable for corporate debt.

As always, we continue to believe that careful research and active portfolio management are particularly important. We continue to focus on investments that our research identifies as high quality and liquid while at the same time remaining alert to opportunities that may arise when markets turn volatile.

Portfolio Review

The Victory High Yield VIP Series (the "Fund") returned 9.94%, outperforming its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index (the "Index"), which returned 7.50% for the year ended Dec. 31, 2017. Security selection, particularly in cable & satellite, health care, gaming and energy, was the dominant contributor to performance relative to the Index. Asset allocation detracted from relative performance.

An allocation to leveraged loans detracted. Supermarkets and retail, where the Fund was overweight, detracted from relative performance. An underweight in metals & mining also detracted from performance relative to the Index as commodities markets rallied.

Given the sustained rally in high-yield bonds over the past two years, we currently believe caution is warranted. However, default rates remain very low, and our fundamental view of the market remains unchanged: slow and steady growth that extends the domestic economic expansion is a favorable environment for the U.S.-centric high-yield bond market. In our view, an increase in the federal funds rate that serves to confirm the healthy economy would not be an unwelcome development for high-yield bonds.

We remain aware that a bullish market may punish investors who take risk off the table too early, but we believe there are opportunities to mitigate certain risks. For example, floating rate loans and some shorter-maturity bonds may offer relatively attractive options for reducing duration and interest rate risks. We also believe there are issuer-by-issuer opportunities left in most industries.

5

Victory Variable Insurance Funds

Victory High Yield VIP Series (continued)

Average Annual Return

Year Ended December 31, 2017

INCEPTION DATE	9/13/99
	Net Asset Value	Bloomberg Barclays U.S. Corporate High-Yield Index[1]
One Year	9.94%	7.50%
Three Year	6.59%	6.35%
Five Year	5.13%	5.78%
Ten Year	6.66%	8.03%
Since Inception	5.86%	N/A

Expense Ratios

Gross	0.87%
With Applicable Waivers	0.87%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory High Yield VIP Series — Growth of $10,000

1The Bloomberg Barclays U.S. Corporate High-Yield Bond Index is generally considered to be representative of the investable universe of the U.S.-dominated high yield debt market. The Barclays U.S. Corporate High-Yield Bond Index is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares or Principal Amount	Value
Common Stocks (3.8%)
Consumer Discretionary (2.3%):
Wynn Resorts Ltd.	1,400	$236,026
Av Homes, Inc. (a)	12,000	199,800
AMC Entertainment Holdings, Inc., Class A (b)	20,000	302,000
AMC Networks, Inc., Class A (a)	3,000	162,240
		900,066
Energy (1.5%):
Kinder Morgan, Inc.	8,500	153,595
Phillips 66	2,400	242,760
Sanchez Energy Corp. (a) (b)	26,000	138,060
		534,415
Total Common Stocks (Cost $1,442,058)		1,434,481
Senior Secured Loans (21.2%)
Alphabet Holding Co., Inc., 2nd Lien Term Loan , 9.32% (US0001M + 775bps), 8/15/25, Callable 2/4/18 @ 102 (c)	$550,000	511,500
Bass Pro Group LLC, Term Loan B , 6.57% (US0001M + 500bps), 12/16/23, Callable 2/4/18 @ 101 (c)	746,250	743,445
BJ's Wholesale Club, Inc., 8.95% (US0002M + 750bps), 1/27/25, Callable 2/3/18 @ 101 (c)	675,000	657,281
Caesars Resort Collection LLC, 1st Lien Term Loan B , 4.44% (US0001M + 275bps), 10/2/24, Callable 2/4/18 @ 101 (c)	500,000	501,965
Chesapeake Energy Corp., 8.95% (US0003M + 750bps), 8/23/21, Callable 8/23/18 @ 104.25 (c)	600,000	637,800
Dayco Products LLC, 6.48% (US0003M + 500bps), 5/19/24, Callable 2/4/18 @ 101 (c)	497,500	501,231
Navistar, Inc., 1st Lien Term Loan B , 4.90% (US0001M + 350bps), 11/2/24, Callable 2/4/18 @ 101 (c)	500,000	501,405
Packaging Coordinators Midco, Inc., 2nd Lien Term Loan , 10.32% (US0001M + 350bps), 7/1/24, Callable 2/4/18 @ 101 (c)	400,000	398,000
PAREXEL International Corp., 1st Lien Term Loan B , 4.57% (US0001M + 300bps), 9/29/24, Callable 2/4/18 @ 101 (c)	498,750	500,725
PetSmart, Inc., 4.57% (US0001M + 300bps), 3/10/22, Callable 2/4/18 @ 100 (c)	497,449	396,561
Radiate Holdco LLC (US0003M + 300bps) , 2/1/24 (c) (d)	500,000	494,529
Reynolds Group Holdings, Inc., 1st Lien Term Loan B , 4.32% (US0001M + 275bps), 2/5/23, Callable 2/4/18 @ 100 (c)	661,642	664,388
TransDigm, Inc., 1st Lien Term Loan G , 4.35% (US0003M + 300bps), 8/16/24, Callable 2/4/18 @ 101 (c)	500,275	502,361
TransDigm, Inc., 1st Lien Term Loan G , 4.35% (US0001M + 300bps), 8/16/24, Callable 2/4/18 @ 101 (c)	146,475	147,086
Utz Quality Foods LLC, 2nd Lien Term Loan , 8.76% (US0001M + 725bps), 11/21/25, Callable 2/4/18 @ 102 (c)	300,000	300,624
Windstream Services LLC, 1st Lien Term Loan , 4.75% (US0001M + 475bps), 2/8/24, Callable 2/4/18 @ 100 (c)	498,719	447,810
Total Senior Secured Loans (Cost $7,943,603)		7,906,711

See notes to financial statements.

7

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Corporate Bonds (69.4%)
Consumer Discretionary (17.5%):
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25, Callable 6/15/20 @ 102.88 (b) (e)	$500,000	$495,110
AMC Networks, Inc., 4.75%, 8/1/25, Callable 8/1/21 @ 102.38	400,000	396,472
American Axle & Manufacturing, Inc., 6.63%, 10/15/22, Callable 2/5/18 @ 103.31 (b)	165,000	171,194
AV Homes, Inc., 6.63%, 5/15/22, Callable 5/15/19 @ 103.31	175,000	183,540
Beazer Homes USA, Inc., 5.88%, 10/15/27, Callable 10/15/22 @ 102.94 (f)	400,000	401,480
Boyd Gaming Corp., 6.38%, 4/1/26, Callable 4/1/21 @ 103.19	642,000	693,360
Cablevision Systems Corp., 5.88%, 9/15/22	500,000	488,880
Century Communities, Inc., 5.88%, 7/15/25, Callable 7/15/20 @ 104.41	500,000	500,865
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21, Callable 2/5/18 @ 102.56 (f)	400,000	397,768
Golden Nugget, Inc., 8.75%, 10/1/25, Callable 10/1/20 @ 104.38 (f)	500,000	524,190
Scientific Games International, Inc. 6.63%, 5/15/21, Callable 2/5/18 @ 104.97	600,000	618,396
7.00%, 1/1/22, Callable 2/5/18 @ 105.25 (f)	596,000	628,017
Station Casinos LLC, 5.00%, 10/1/25, Callable 10/1/20 @ 102.5 (f)	500,000	502,070
Yum! Brands, Inc., 5.35%, 11/1/43, Callable 5/1/43 @ 100	550,000	533,660
		6,535,002
Consumer Staples (5.2%):
Cott Holdings, Inc., 5.50%, 4/1/25, Callable 4/1/20 @ 104.13 (e) (f)	500,000	513,015
Dole Food Co., Inc., 7.25%, 6/15/25, Callable 6/15/20 @ 103.63 (f)	500,000	540,935
Post Holdings, Inc., 5.00%, 8/15/26, Callable 8/15/21 @ 102.5 (f)	400,000	394,176
Simmons Foods, Inc., 5.75%, 11/1/24, Callable 11/1/20 @ 102.88 (f)	500,000	496,140
		1,944,266
Energy (11.1%):
Calumet Specialty Products Partners LP, 7.63%, 1/15/22, Callable 2/5/18 @ 103.81 (e)	750,000	751,094
Comstock Resources, Inc., 10.00%, 3/15/20, Callable 2/5/18 @ 107.5	400,000	412,964
Diamond Offshore Drilling, Inc., 4.88%, 11/1/43, Callable 5/1/43 @ 100	818,000	597,140
Endeavor Energy Resources LP/EER Finance, Inc., 5.50%, 1/30/26, Callable 1/30/21 @ 104.13 (f)	350,000	356,339
Ensco PLC, 5.75%, 10/1/44, Callable 4/1/44 @ 100 (e)	620,000	426,250
Noble Holding International Ltd., 6.20%, 8/1/40	800,000	549,000
Transocean, Inc., 6.80%, 3/15/38 (b) (e)	800,000	641,000
Whiting Petroleum Corp., 5.75%, 3/15/21, Callable 12/15/20 @ 100 (b)	420,000	432,470
		4,166,257
Financials (1.4%):
ASP AMC Merger Sub, Inc., 8.00%, 5/15/25, Callable 5/15/20 @ 104 (e) (f)	550,000	529,337
Health Care (10.9%):
Air Medical Group Holdings, Inc., 6.38%, 5/15/23, Callable 5/15/18 @ 103.19 (b) (f)	500,000	480,000
Avantor, Inc., 9.00%, 10/1/25, Callable 10/1/20 @ 106.75 (f)	500,000	495,625
Kindred Healthcare, Inc., 8.00%, 1/15/20 (e)	500,000	536,680
Ortho-Clinical Diagnostics, Inc., 6.63%, 5/15/22, Callable 2/5/18 @ 103.31 (e) (f)	500,000	502,990
Polaris Intermediate Corp., 8.50%, 12/1/22, Callable 6/1/19 @ 104 (f)	330,000	341,675

See notes to financial statements.

8

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Quorum Health Corp., 11.63%, 4/15/23, Callable 4/15/19 @ 108.72 (b)	$350,000	$344,351
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23, Callable 5/1/19 @ 106.19 (f)	320,000	338,445
Valeant Pharmaceuticals International, Inc., 5.88%, 5/15/23, Callable 5/15/18 @ 102.94 (e) (f)	500,000	464,700
Vizient, Inc., 10.38%, 3/1/24, Callable 3/1/19 @ 107.78 (f)	500,000	561,005
		4,065,471
Industrials (13.6%):
Ahern Rentals, Inc., 7.38%, 5/15/23, Callable 5/15/18 @ 105.53 (e) (f)	500,000	476,665
Apex Tool Group LLC, 7.00%, 2/1/21, Callable 2/5/18 @ 101.75 (e) (f)	500,000	480,745
Beacon Escrow Corp., 4.88%, 11/1/25, Callable 11/1/20 @ 102.44 (f)	670,000	673,564
Covanta Holding Corp., 5.88%, 7/1/25, Callable 7/1/20 @ 104.41	500,000	502,935
Hertz Corp., 7.63%, 6/1/22, Callable 6/1/19 @ 103.81 (b) (e) (f)	500,000	526,680
KAR Auction Services, Inc., 5.13%, 6/1/25, Callable 6/1/20 @ 103.84 (f)	500,000	512,525
Manitowoc Foodservice, Inc., 9.50%, 2/15/24, Callable 2/15/19 @ 107.13	400,000	455,096
Triumph Group, Inc., 4.88%, 4/1/21, Callable 2/5/18 @ 102.44	500,000	490,695
XPO Logistics, Inc. 6.50%, 6/15/22, Callable 6/15/18 @ 103.25 (f)	600,000	625,932
6.13%, 9/1/23, Callable 9/1/19 @ 103.06 (b) (f)	330,000	349,513
		5,094,350
Information Technology (2.0%):
Hughes Satellite Systems Corp. 7.63%, 6/15/21	200,000	220,458
6.63%, 8/1/26	500,000	525,290
		745,748
Materials (1.9%):
Plastipak Holdings, Inc., 6.25%, 10/15/25, Callable 10/15/20 @ 103.13 (f)	330,000	339,897
Reynolds Group Issuer, Inc., 7.00%, 7/15/24, Callable 7/15/19 @ 103.5 (f)	345,000	370,316
		710,213
Telecommunication Services (4.5%):
Intelsat Jackson Holdings SA, 8.00%, 2/15/24, Callable 2/15/19 @ 104 (e) (f)	600,000	632,334
Sprint Corp., 7.13%, 6/15/24	300,000	306,330
Telesat Canada/Telesat LLC, 8.88%, 11/15/24, Callable 11/15/19 @ 106.66 (e) (f)	500,000	558,195
Windstream Services LLC/Windstream Finance Corp., 8.75%, 12/15/24, Callable 12/15/22 @ 102.5 (f)	271,000	189,356
		1,686,215
Utilities (1.3%):
GenOn Escrow Corp., 9.50%, 10/15/18 (g)	600,000	472,500
Total Corporate Bonds (Cost $25,529,220)		25,949,359

See notes to financial statements.

9

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Collateral for Securities Loaned (9.6%)
Fidelity Investments Money Market Government Portfolio, Class I , 1.20% (h)	1,153,604	$1,153,604
Fidelity Investments Money Market Prime Money Market Portfolio, Class I, 1.43% (h)	1,326,842	1,326,842
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (h)	1,105,582	1,105,582
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (h)	22,113	22,113
Total Collateral for Securities Loaned (Cost $3,608,141)		3,608,141
Total Investments (Cost $38,523,022) — 104.0%		38,898,692
Liabilities in excess of other assets — (4.0)%		(1,498,771)
NET ASSETS — 100.00%		$37,399,921

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2017.

(d)  Security purchased on a when-issued basis.

(e)  All or a portion of this security has been segregated as collateral for derivative instruments and/or securities purchased on a when-issued basis.

(f)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2017, the fair value of these securities was $14,203,628 and amounted to 38.1% of net assets.

(g)  Defaulted security.

(h)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

bps — Basis points

LIBOR — London InterBank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

US0001M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

US0002M — 2 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

US0003M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security
See notes to financial statements.

10

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2017
	Victory High Yield VIP Series
ASSETS:
Investments, at value (Cost $38,523,022)	$38,898,692	(a)
Cash and cash equivalents	2,144,748
Interest and dividends receivable	506,159
Receivable for capital shares issued	12
Receivable for investments sold	259
Prepaid expenses	2
Total Assets	41,549,872
LIABILITIES:
Securities lending collateral	3,608,141
Payable for investments purchased	495,000
Payable for capital shares redeemed	3,465
Accrued expenses and other payables:
Investment advisory fees	19,058
Administration fees	1,896
Custodian fees	2,815
Transfer agent fees	91
Chief Compliance Officer fees	44
Trustees' fees	101
Other accrued expenses	19,340
Total Liabilities	4,149,951
NET ASSETS:
Capital	40,876,712
Accumulated net investment income (loss)	148,722
Accumulated net realized gains (losses) from investments	(4,001,183)
Net unrealized appreciation (depreciation) on investments	375,670
Net Assets	$37,399,921
Shares (unlimited number of shares authorized with a par value of $0.001 per share):	5,453,832
Net asset value:	$6.86

(a)  Includes $3,482,068 of securities on loan.

See notes to financial statements.

11

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2017
Victory High Yield VIP Series
Investment Income:
Dividend income	$18,082
Interest income	2,562,668
Securities lending income	38,988
Total Income	2,619,738
Expenses:
Investment advisory fees	230,908
Administration fees	23,144
Custodian fees	4,970
Transfer agent fees	233
Trustees' fees	3,920
Chief Compliance Officer fees	425
Legal and audit fees	12,179
Printing fees	20,240
Other expenses	7,925
Total Expenses	303,944
Net Investment Income (Loss)	2,315,794
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	573,774
Net change in unrealized appreciation/depreciation on investments	757,766
Net realized/unrealized gains (losses) on investments	1,331,540
Change in net assets resulting from operations	$3,647,334

See notes to financial statements.

12

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory High Yield VIP Series
	Year Ended December 31, 2017	Year Ended December 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$2,315,794	$2,420,805
Net realized gains (losses) from investment transactions	573,774	(1,277,252)
Net change in unrealized appreciation/depreciation on investments	757,766	4,300,523
Change in net assets resulting from operations	3,647,334	5,444,076
Distributions to Shareholders:
From net investment income	(2,204,964)	(2,443,397)
Change in net assets resulting from distributions to shareholders	(2,204,964)	(2,443,397)
Change in net assets resulting from capital transactions	(2,884,746)	(2,718,377)
Capital Contribution from Prior Custodian, Net (See Note 8)	—	57,205
Change in net assets	(1,442,376)	339,507
Net Assets:
Beginning of period	38,842,297	38,502,790
End of period	$37,399,921	$38,842,297
Accumulated net investment income (loss)	$148,722	$34,613
Capital Transactions:
Proceeds from shares issued	$2,746,992	$1,743,529
Distributions reinvested	2,204,964	2,443,397
Cost of shares redeemed	(7,836,702)	(6,905,303)
Change in net assets resulting from capital transactions	$(2,884,746)	$(2,718,377)
Share Transactions:
Issued	394,480	267,140
Reinvested	321,893	369,093
Redeemed	(1,121,744)	(1,059,799)
Change in Shares	(405,371)	(423,566)

See notes to financial statements.

13

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory High Yield VIP Series
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$6.63	$6.13		$6.90	$7.70	$7.71
Investment Activities:
Net investment income (loss)	0.42 (a)	0.41	(a)	0.43 (a)	0.50	0.54
Net realized and unrealized gains (losses) on investments	0.24	0.53		(0.75)	(0.56)	(0.01)
Total from Investment Activities	0.66	0.94		(0.32)	(0.06)	0.53
Distributions to Shareholders:
Net investment income	(0.43)	(0.45)		(0.44)	(0.53)	(0.54)
Net realized gains from investments	—	—		—	(0.21)	—
Return of Capital	—	—		(0.01)	—	—
Total Distributions	(0.43)	(0.45)		(0.45)	(0.74)	(0.54)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	0.01		—	—	—
Net Asset Value, End of Period	$6.86	$6.63		$6.13	$6.90	$7.70
Total Return (b)	9.94%	15.44	%(c)	(4.58)%	(0.84)%	6.94%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$37,411	$38,842		$38,503	$44,533	$62,379
Ratio of net expenses to average net assets	0.79%	0.87%		0.89%	0.82%	0.74%
Ratio of net investment income (loss) to average net assets	6.02%	6.31%		6.15%	5.68%	5.90%
Ratio of gross expenses to average net assets	0.79%	0.87	%(d)	0.89%	0.82%	0.74%
Portfolio turnover	173%	159%		148%	212%	92%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.15% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

14

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2017

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company, and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory High Yield VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"). The Fund seeks to provide long-term capital appreciation.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies (Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies).

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange

15

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of December 31, 2017, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments:

	Level 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities
Common Stocks	$1,434,481	$—	$1,434,481
Senior Secured Loans	—	7,906,711	7,906,711
Corporate Bonds	—	25,949,359	25,949,359
Collateral for Securities Loaned	3,608,141	—	3,608,141
Total	$5,042,622	$33,856,070	$38,898,692

There were no transfers among any levels during the year ended December 31, 2017.

Loans:

Floating rate loans in which the Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note regarding Below Investment Grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

16

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Payment-In-Kind Securities:

The Fund may invest in payment-in-kind securities. Payment-in-kind securities give the issuer the option at each interest payment date to pay all or a portion of their interest or dividends in the form of additional securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

Below Investment Grade Securities:

The Fund may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End & Closed-End Funds:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "underlying funds"). The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

17

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2017:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
$3,482,068	$3,608,141	$126,073

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund, or jointly with an affiliated trust, are allocated among the Fund and respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2017 were as follows for the Fund:

Purchases	Sales
$63,130,479	$65,146,454

For the year ended December 31, 2017, there were no purchases or sales of U.S. Government Securities.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.60% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM has entered into a Sub-Advisory Agreement with Park Avenue Institutional Advisers LLC ("Park Avenue") with respect to the Fund. Park Avenue is responsible for providing day-to-day investment advisory services to the sub-advised Fund, subject to the oversight of the Board. Sub-investment advisory fees, which are paid by VCM to Park Avenue, do not represent a separate or additional expense to the Fund.

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2017, Colin Kinney serves as the Trust's Chief Compliance Officer ("CCO"). The CCO is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services. Prior to July 1, 2017, EJV Financial Services LLC served as the Trust's CCO. Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Victory Trusts"), paid EJV Financial Services LLC $220,000 annually for CCO consulting services.

The Victory Trusts pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Trusts and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Effective August 1, 2016, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2018. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2017, the expense limit (excluding voluntary waivers) is 0.89%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2017, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2019
$29

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursement for the year ended December 31, 2017.

Certain officers and/or interested trustees of the Fund are also officers of the Adviser, Administrator and Fund Accountant, Legal and CCO.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, another series of the Victory Trusts, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. The agreement was subsequently amended on July 28, 2017 with a new termination date of July 27, 2018. For the year ended December 31, 2017, Citibank earned approximately $150,000 in commitment fees from the Victory Trusts. Each fund in the Victory Trusts pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. As of December 31, 2017, the interest rate on outstanding borrowings was 2.57%.

The Fund did not utilize the Line of Credit during the year ended December 31, 2017.

Interfund Lending:

The Trust and Adviser received an exemptive order granted by the SEC on March 28, 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Board approved the Interfund Lending Policy and Procedures relating to the Facility on May 24, 2017. The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes,

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2017.

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2017
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$2,204,964	$—	$2,204,964
Year Ended December 31, 2016
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$2,443,397	$—	$2,443,397

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$148,721	$—	$148,721	$(4,001,182)	$375,670	$(3,476,791)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended December 31, 2017, the Fund has short term and long term capital loss carryforwards of $1,353,462 and $2,647,720 respectively that are not subject to expiration.

During the tax year ended December 31, 2017, the Fund utilized $570,449 capital loss carryforwards.

As of December 31, 2017, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$38,523,022	$957,862	$(582,192)	$375,670

8.  Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

State Street paid the refunded amounts in January 2017. Based on billing information received during 2016 from State Street, and an analysis of previously merged or reorganized fund events, and expense limitation agreements in place during the period of the over-billing, the Adviser was due a portion of the refund, due to additional expenses waived or reimbursed by the Adviser during the period of the over billing. The portion of the refund retained by the Fund is accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2017, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100.0%

10.  Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Fund's adoption of these amendments, effective with the financial statements prepared as of December 31, 2017, required additional disclosures reflected herein, but had no effect on the Fund's net assets or results of operations.

In March 2017, the FASB issued Accounting Standards Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

11.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Victory Variable Insurance Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory High Yield VIP Series (the "Fund") (one of the portfolios constituting the Victory Variable Insurance Trust (the "Trust")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial statements of the Fund for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those financial statements. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the Victory Variable Insurance Trust) as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provides a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 16, 2018

24

Victory Variable Insurance Funds	Supplemental Information December 31, 2017

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 43 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 66	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 70	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 66*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 74	Trustee	July 2016	Retired; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 63	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

25

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 64	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 60*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 56	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, 73	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 45**	Trustee	May 2008	Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

26

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The current officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust's Treasurer is employed by Citi, which entity receives fees from the Trust for serving as the sub-fund accountant and sub-administrator.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 48	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 49	Treasurer**	May 2006-May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Allan Shaer, 52	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 33	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017). Registered Principal, Victory Capital Advisers, Inc. (since 2011).
Edward J. Veilleux, 74	Chief Compliance Officer***	October 2005-July 2017	President of EJV Financial Services (mutual fund consulting).
Colin Kinney, 44	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 64	Assistant Secretary	February 1998	Partner, Morrison & Foerster LLP (2011-2017); Partner, Shearman & Sterling LLP (since 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

**  On May 24, 2017, Mr. Sabato resigned his position with the Trust.

***  On July 1, 2017, Mr. Veilleux resigned his position with the Trust.

27

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
$1,000.00	$1,045.80	$3.92	0.76%

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
$1,000.00	$1,021.37	$3.87	0.76%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2017, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 1%.

Dividends qualifying for corporate dividends received a deduction of 1%.

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Series at a meeting, which was called for that purpose, on December 5, 2017. The Board also considered information relating to the Series and the Agreement provided throughout the year and at a meeting on October 24, 2017. The Board noted that prior to the Series' reorganization on July 29, 2016, the Series was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Series and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered the Series' advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Series for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Series as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Series shareholders as the Series grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Series;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Series;

•  Total expenses of the Series, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Series at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Series;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Series for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Series and the Adviser.

The Board reviewed the Series' current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Series. In addition, the Board compared the Series' total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by FUSE Research Network, LLC ("FUSE") and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Series' peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Series do not include breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

The Board reviewed the Series' performance over one-, three-, five- and ten-year periods against the performance of the Series' selected peer group and benchmark index. The Board recognized that the performance of the Series and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following the Series' reorganization, the Series is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board considered the relative roles and responsibilities of the Adviser and the Series' sub-adviser and noted that, among other things: (1) the sub-advisory fees for the Series would be paid by the Adviser and, therefore, would not be a direct expense of the Series; and (2) the Adviser would supervise the sub-adviser.

The Board reviewed various other specific factors with respect to the Series, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board considered that the Series' gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Series' peer group. The Board noted that the Series' net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Series' prospectus. The Board then compared the Series' performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Series outperformed both the benchmark index and the peer group for the one-year period, and underperformed both the benchmark index and the peer group for the three-, five- and ten-year periods. The Board brought the Series' underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things, that: (1) the Series' management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) the Series' total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Series' expenses during that period; and (4) management will continue to monitor the Series' performance in the upcoming year, the Board concluded that the Agreement continued to be in the best interests of the Series' shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Series, was consistent with the best interests of the Series and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Series, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Series and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Series and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Series;

•  The Adviser's representations regarding its staffing and capabilities to manage the Series, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Considerations of the Board in Continuing the Park Avenue Investment Sub-Advisory Agreement

The Board approved the investment sub-advisory agreement between the Adviser and Park Avenue Institutional Advisers LLC (the "Sub-Adviser") (the "Sub-Advisory Agreement") on behalf of the Series at a meeting, which was called for that purpose, on December 5, 2017. The Board also considered information relating to the Series and the Sub-Advisory Agreement provided throughout the year and at a meeting on October 24, 2017. The Board noted that prior to the Series' reorganization on July 29, 2016, the Series was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016, and sub-advised by the Sub-Adviser. In considering whether to approve the Sub-Advisory Agreement, the Board requested, and the Sub-Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Series and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board reviewed numerous factors with respect to the Series including the Sub-Adviser's history as sub-adviser for each predecessor fund and the services to be provided by the Sub-Adviser as the sub-adviser.

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Series for the services provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that could benefit Series shareholders as the Series grows;

•  Representations by the Adviser that the sub-advisory fee for the Series is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Series;

•  Management's commitment to operating the Series at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Series;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  The historical relationship between the Series and the Sub-Adviser; and

•  Current economic and industry trends.

The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that the total annual operating expenses of the Series will not exceed the total net annual operating expenses of the comparable predecessor fund. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to reduce its fee as the Series grow would have no direct impact on the Series or its shareholders. The Board considered the relative roles and responsibilities of the Adviser and the Sub-Adviser and the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services.

The Board considered the Series' total operating expense ratio on a net and gross basis as compared with a universe of comparable mutual funds compiled by FUSE Research Network, LLC ("FUSE") and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Series' peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies, assets or diversification, among other things. The Board also reviewed any changes to FUSE's methodology, including as a result of input from the Adviser, if any.

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

The Board reviewed the Series' performance over one-, three-, five- and ten-year periods against the performance of the Series' selected peer group and benchmark index. The Board recognized that the Series' performance and the performance of the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board noted that, following the Series' reorganization, the Series is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to the Series. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board noted that the Series' gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board considered that the Series' net annual expense ratio was reasonable as compared to the median expense ratio for the peer group. The Board then compared the Series' performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Series outperformed both the benchmark index and the peer group for the one-year period, and underperformed both the benchmark index and the peer group for the three-, five- and ten-year periods.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to Series, was consistent with the best interests of the Series and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with the Series;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser which have resulted in each Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Series; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

34

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-HYVIP-AR (12/17)

December 31, 2017

Annual Report

Victory Variable Insurance Funds

Victory INCORE Low Duration Bond VIP Series

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	8
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	32
Supplemental Information (Unaudited)
Trustee and Officer Information	33
Proxy Voting and Form N-Q Information	36
Expense Examples	36
Additional Federal Income Tax Information
Advisory Contract Renewal	38

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

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2

Victory Funds Letter to Shareholders

Dear Shareholder,

For all practical purposes, 2017 was a full-on stampede. The bull market roared ahead and domestic stocks registered their ninth consecutive year of gains. The S&P 500 Index® increased nearly 22 percent, the Dow Jones Industrial Average was up 25 percent, and the tech-heavy NASDAQ Composite outpaced both, rising 28 percent. Global investors also enjoyed robust returns, led by the 37 percent gains posted by the MSCI Emerging Markets Index. By virtually any measure, equities enjoyed a very good year.

Investors celebrated strong corporate profits and rising real gross domestic product, which increased at an annual rate of 3.2 percent in the third quarter, according to the U.S. Bureau of Economic Analysis. The consumer also played a leading role as annual retail sales grew by 4.2 percent during 2017, according to the U.S. Department of Commerce, the strongest growth since 2014. Add in the new sweeping legislation that will significantly lower corporate tax rates and it's easy to see why markets were buoyed.

Yet despite this encouraging backdrop, the pragmatists among us continue to fret. Maybe that's not such a bad thing since unbridled optimism often ends in tears. Given where we are in this business cycle, we believe that risk management protocols are likely to become more important than ever.

There are plenty of potential headwinds to contemplate. Chief among these are concerns regarding future borrowing costs and the trajectory of interest rates. The Federal Reserve has telegraphed its intentions to tighten monetary policy by ending its bond buying program and continuing on a path of measured rate increases in 2018. It's no surprise that early in the year, the 10-Year Treasury responded by pushing above 2.5 percent, still low by historical standards but possibly trending towards levels not seen in some time.

Some investors are leery of tighter labor markets, higher wages, and the possibility of rising inflation. Others are more focused on valuations and wonder if certain sectors have gotten ahead of fundamentals. And finally, geopolitical tensions are never far from mind since they can materialize with little warning. Areas of concern ebb and flow with the news, shifting from the Korean Peninsula to U.S.-Russian relations to the Mideast or any number of global hot spots.

All these risks do not necessarily portend to trouble. But after years of impressive stock market gains it's important that we acknowledge both the risks and historical rates of return. Risk management is a hallmark of our independent investment franchises at Victory Capital, all of which are committed to offering products that help investors achieve their objectives at all points of the market cycle. This could prove invaluable in an aging bull market.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

Victory Variable Insurance Funds

Victory INCORE Low Duration Bond VIP Series

Economic Summary

Investors had much to digest in 2017. Their plates were full with three rate hikes, a leadership change at the U.S. Federal Reserve Bank (the "Fed"), geopolitical turbulence, and the administration's first major legislative win. Modest growth, tepid inflation, and the Fed's gentle guidance, all constants of this expansion, provided the necessary elixir that allowed both U.S. stocks and bonds to deliver positive returns in 2017. And while it took nearly a decade and loads of central bank stimulus, the global economy has found its footing. Solid, synchronous global growth allowed risk assets to flourish.

The current economic expansion is now the second longest in the modern era. While impressive in length, the pace of growth remains modest compared to previous expansions. The excesses that have typically led to imbalances resulting in recession simply do not exist. There has not been excessive consumer spending, household balance sheets are in good shape, capital spending has not been overdone, nor are businesses overstaffed. The domestic economy is doing just fine. Economists expect real gross domestic product ("GDP") to close the year at 2.3% and grow 2.6% next year. Rising employment has fortified the economy and consumer spending. Consumer confidence remains close to cyclical highs. Additionally, we expect a more diversified contribution to growth in the coming year. While consumer spending is again expected to do most of the heavy lifting, the pace of government spending and private investment is expected to accelerate relative to 2017. The corporate profit trend continues to improve, and when combined with expected savings from tax reform, provides a healthy backdrop for corporate spending. Indeed, November's capacity utilization rate rose to its highest level since 2015, a positive development for GDP in the near term. But for the economy to strengthen above trend, organic factors such as wage growth and capacity driven investment must materialize.

Chair Janet Yellen's tenure at the Fed comes to end in February 2018. Yellen leaves the economy healthy and fit, yet her lasting legacy may be the Fed's inability to gauge inflation throughout this expansion. Nevertheless, Yellen's Fed deftly implemented three rate hikes in 2017 without upsetting domestic or global markets or denting the expansion. The Fed's outlook calls for three more rate increases in 2018, while the market suggests two. Policy makers left the September meeting more bullish on economic prospects by raising their growth projection for 2018 from 2.1% to 2.5%, yet they did not signal a shift to more hawkish policy over the long term. None of their longer-run forecasts changed, including the neutral rate which still stands at 2.75%. The median forecast (dot plot) for 2020, however, indicates an increase from 2.875% to 3.06%.

Monetary policy acts with variable lag, and we believe that lag may be more unpredictable in this cycle as the Fed grapples with the dual levers of interest rates and quantitative tightening. For now, policy makers appear willing to let the economy run hot. A resurgence in inflation pressure is not expected this year, but the latest hard data (average hourly earnings and employment cost index) may provide some evidence that at least wage inflation may be bottoming. How quickly it becomes evident remains the question and the risk. We believe an accelerating balance sheet unwind could ultimately curtail the Fed's hiking agenda or at least forestall it until 2019.

4

Victory Variable Insurance Funds

Victory INCORE Low Duration Bond VIP Series (continued)

Jerome Powell will present the next round of Fed forecasts following the March, 2018 meeting. The change in the Chair position is largely expected to signify continuity. We expect a Powell-led Fed to employ the same cautious gradualism of Yellen's Fed in order to both balance growth and create room to maneuver in case of a down-turn. We think the inflation soft patch should give the Powell-led Fed a short grace period to continue to do so.

Formally known as the Tax Cuts and Jobs Act, the $1.5 trillion re-write of the tax code was signed into law by President Trump to close the year. While not expected to lead to a significantly stronger, sustainable expansion of the economy, we believe it will likely have a modest and mostly short-term impact. Tax cuts for households are set to expire in 2025, while corporate changes are designed to be permanent. We believe the U.S. could improve its competitive position by reducing the overall effective tax rate, but since the tax law is neither revenue neutral nor bipartisan, there is some risk to the incentives remaining permanent. Additionally, it is nearly impossible to predict whether tax savings and repatriated earnings will be used for productivity enhancing investments and higher wages for workers, or if businesses will continue to buy back stock and pay down debt. A larger deficit, resulting from the tax plan, increases the odds that fiscal austerity may materialize elsewhere and may stifle the administration's plans to address crumbling infrastructure in the U.S.; the second pillar of Trump's economic plan.

Market Positioning

While we remain positive on the economic expansion and near term growth prospects, we continue to reduce our credit overweight. We are cognizant of late credit cycle dynamics as indicated by the flattening yield curve and taut credit spreads. Corporate default risk premiums are at their lowest levels since the economic recovery began and we believe the current risk premium demanded by the market understates potential risks. We remain duration-neutral, not expecting any major Fed interest rate changes on the horizon as the competing forces of low global rates and the potential for fiscal stimulus will likely keep interest rates range-bound.

Market Summary

We ended up not far from where we began. The lack of volatility in markets was evident both this past quarter and throughout the year, as the yield on the 10-year U.S. Government Treasury Bond ("10-year") closed the year at 2.41%, three basis points ("bps") lower than at the start of the year. While reaching a high of 2.63% in March and a low of 2.04% September, the 10-year spent most of the year in a narrow range of about 30 bps. The 2-year yield continued to rise, flattening the yield curve ever further, with the 2's-10's spread shrinking to 52 bps from 85 bps during the quarter.

The market returned 0.39% in the fourth quarter and 3.54% for the year ended December 31, 2017, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. Excess returns (returns in excess of a portfolio of duration-matched U.S. Treasuries) were positive across all sectors for both the quarter and the year. Overall, corporate high yield led the 2017 market with a total return of 7.50% and excess return of 6.10%. Investment grade corporate bonds had a total return of 6.42% and an excess return of 3.46%. Within the investment grade sector, BBB credits were the best performers for the year, with a total return of 7.44% and an excess return of 4.47%.

5

Victory Variable Insurance Funds

Victory INCORE Low Duration Bond VIP Series (continued)

The Municipal Bond market had strong performance in 2017 despite fourth quarter, tax reform-induced volatility. The market earned .75% over the fourth quarter and 5.45% for the year, according to the Bloomberg Barclays Municipal Bond Index. The 2s-10s AAA municipal yield curve flattened by 65 bps in 2017 with 58 bps of that flattening coming in the fourth quarter. Over the year, 2-year yields rose 32 bps while 10-year yields fell 33 bps, leaving the curve at a 10-year low of 43 bps. The Municipal Bond market can be jittery when it comes to tax reform, as the value of the tax exemption is directly tied to tax rates. The final tax package was a mixed-bag for municipal investors but generally a positive for the market as a whole. We believe the lower corporate tax rate will reduce the value of the tax exemption for certain corporate investors, such as banks and insurance companies, requiring a reassessment of relative value going forward, while only a slight reduction to the individual tax rates and maintenance of the 3.8% Net Investment Income Tax could ensure that strong demand from individual investors continues. Further, the elimination of the tax-exemption for future Advanced Refunding bonds, a tool used by municipalities to re-finance their debt for interest cost savings, could take a significant source of supply out of the tax-exempt market going forward, which may lead to the potential for strong scarcity value and relative Fund's performance moving forward.

Attribution Summary

The Victory INCORE Low Duration Bond VIP Series returned 1.64%, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Government (1-3 Year) Index, which returned 0.45% for the fiscal year ended December 31, 2017. The Fund's substantial overweight to credit sectors and underweight to government securities drove relative outperformance. The sizable allocation to Industrials contributed the majority of the return, but all other sectors contributed positively except for the Agency sector, which detracted minimally from the overall return. Credit selection within Agency debt was also additive. Both duration and curve positioning were positive for the year.

6

Victory Variable Insurance Funds

Victory INCORE Low Duration Bond VIP Series (continued)

Average Annual Return

Year Ended December 31, 2017

INCEPTION DATE	8/28/03
	Net Asset Value	Bloomberg Barclays U.S. Government 1-3 Year Bond Index[1]
One Year	1.64%	0.45%
Three Year	1.38%	0.63%
Five Year	1.06%	0.58%
Ten Year	2.47%	1.53%
Since Inception	2.60%	N/A

Expense Ratios

Gross	0.53%
With Applicable Waivers	0.53%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory INCORE Low Duration Bond VIP Series — Growth of $10,000

1The Bloomberg Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. The Bloomberg Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments December 31, 2017
Security Description	Principal Amount	Value
Asset Backed Securities (12.6%)
Ally Auto Receivables Trust , Series 14-2, Class B, 2.10%, 3/16/20, Callable 6/15/18 @ 100	$1,000,000	$1,000,540
American Express Credit Account Master Trust , Series 13-1, Class A, 1.90% (US0001M+42bps), 2/16/21 (a) (b)	1,800,000	1,803,209
American Express Credit Account Master Trust , Series 2014-1, Class B, 1.98% (US0001M+50bps), 12/15/21 (a) (b)	2,100,000	2,106,914
AmeriCredit Automobile Receivables Trust , Series 15-3, Class D, 3.34%, 8/8/21, Callable 1/8/20 @ 100 (b)	1,675,000	1,690,390
AmeriCredit Automobile Receivables Trust , Series 2017-2, Class B, 2.40%, 5/18/22, Callable 2/18/21 @ 100 (b)	1,385,000	1,378,529
AmeriCredit Automobile Receivables Trust , Series 16-3, Class C, 2.24%, 4/8/22, Callable 9/8/20 @ 100 (b)	1,635,000	1,609,993
Avis Budget Rental Car Funding (AESOP) LLC , Series 14-1A, Class A, 2.46%, 7/20/20 (b) (c)	1,250,000	1,251,500
Avis Budget Rental Car Funding (AESOP) LLC , Series 13-1A, Class A, 1.92%, 9/20/19 (b) (c)	2,700,000	2,696,034
CarMax Auto Owner Trust , Series 15-2, Class A3, 1.37%, 3/16/20, Callable 7/15/19 @ 100	951,950	949,903
Chase Issuance Trust , Series 15-A7, Class A7, 1.62%, 7/15/20	2,000,000	1,998,037
Chrysler Capital Auto Receivables Trust , Series 16-BA, Class B, 2.22%, 5/16/22, Callable 10/15/19 @ 100 (c)	1,700,000	1,684,505
CNH Equipment Trust , Series 14-B, Class A4, 1.61%, 5/17/21, Callable 6/15/18 @ 100 (b)	864,162	863,359
Drive Auto Receivables Trust , Series 17-AA, Class C, 2.98%, 1/18/22, Callable 1/15/20 @ 100 (c)	885,000	888,549
Drive Auto Receivables Trust , Series 2017-1, Class B, 2.36%, 3/15/21, Callable 2/15/20 @ 100	1,035,000	1,034,400
DT Auto Owner Trust , Series 2017-2A, Class B, 2.44%, 2/15/21, Callable 6/15/20 @ 100 (c)	1,235,000	1,235,552
DT Auto Owner Trust , Series 2017-3A, Class B, 2.40%, 5/17/21, Callable 2/15/21 @ 100 (c)	740,000	738,747
GM Financing Automobile Leasing Trust , Series 16-3, Class B, 1.97%, 5/20/20, Callable 5/20/19 @ 100	2,000,000	1,987,148
Mercedes-Benz Auto Lease Trust , Series 16-A, Class A3, 1.52%, 3/15/19, Callable 7/15/18 @ 100	889,523	889,158
Nissan Auto Receivables Owner Trust , Series 15-B, Class A3, 1.34%, 3/16/20, Callable 11/15/19 @ 100	1,283,969	1,280,403
Santander Drive Auto Receivables Trust , Series 2017-2, Class B, 2.21%, 10/15/21, Callable 10/15/19 @ 100	1,600,000	1,599,002
Santander Drive Auto Receivables Trust , Series 2017-3, Class B, 2.19%, 3/15/22, Callable 10/15/21 @ 100	1,375,000	1,363,479
Santander Drive Auto Receivables Trust , Series 16-3, Class C, 2.46%, 3/15/22, Callable 1/15/20 @ 100 (b)	2,770,000	2,764,518
Synchrony Credit Card Master Note Trust , Series 16-1, Class A, 2.04%, 3/15/22	1,150,000	1,149,516
Toyota Auto Receivables Owner Trust , Series 16-A, Class A3, 1.25%, 3/16/20, Callable 10/15/19 @ 100	1,340,731	1,335,832
World Financial Network Credit Card Master Trust , Series 2017-A, Class A, 2.12%, 3/15/24	1,610,000	1,598,132
Total Asset Backed Securities (Cost $37,015,044)		36,897,349

See notes to financial statements.

8

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Collateralized Mortgage Obligations (8.6%)
BX Trust , Series 2017-APPL, Class A, 2.36% (US0001M+88bps), 7/15/34 (a) (c)	$3,500,000	$3,504,389
BX Trust , Series 2017-SLCT, Class B, 2.68% (US0001M+120bps), 7/15/34 (a) (c)	3,500,000	3,501,114
COMM Mortgage Trust , Series 2014-CR15, Class A2, 2.93%, 2/10/47 (b)	2,071,125	2,084,301
Drive Auto Recievables Trust , Series 2016-CA, Class B, 2.37%, 11/16/20, Callable 12/15/19 @ 100 (c)	2,500,000	2,502,113
Galaxy CLO Ltd. , Series 2017-24A, Class A, 2.75% (US0003M+112bps), 1/15/31, Callable 1/15/20 @ 100 (a) (c)	1,000,000	999,160
Great Wolf Trust , Series 2017-WOLF, Class A, 2.48% (US0001M+85bps), 9/15/34 (a) (c)	2,000,000	2,007,640
GS Mortgage Securities Trust , Series 2013-GC16, Class A2, 3.03%, 11/10/46	1,732,723	1,742,230
GS Mortgage Securities Trust , Series 2012-GC6, Class B, 5.65%, 1/10/45 (a) (c)	2,000,000	2,166,882
JPMBB Commercial Mortgage Securities Trust , Series 2013-C15, Class A2, 2.98%, 11/15/45	427,177	429,303
JPMorgan Chase Commercial Mortgage Securities Trust , Series 2013-C16, Class A2, 3.07%, 12/15/46 (b)	1,437,637	1,445,392
Morgan Stanley BAML Trust , Series 2013-C13, Class A2, 2.94%, 11/15/46 (b)	1,500,000	1,507,627
Steele Creek CLO Ltd. , Series 2017-1A, Class A, 2.88% (US0003M+125bps), 1/15/30, Callable 1/15/20 @ 100 (a) (c)	2,175,000	2,175,829
Voya CLO Ltd. , Series 2017-4A, Class A1, 2.51% (US0003M+113bps), 10/15/30, Callable 10/15/19 @ 100 (a) (c)	1,000,000	1,001,947
Total Collateralized Mortgage Obligations (Cost $25,245,269)		25,067,927
Residential Mortgage Backed Securities (5.8%)
Ameriquest Mortgage Securities, Inc. , Series 2003-5, Class A6, 4.44%, 4/25/33, Callable 1/25/18 @ 100 (a)	13,989	13,989
Bank of America Mortgage Securities, Inc. , Series 03-J, Class 2A2, 3.74%, 11/25/33, Callable 1/25/18 @ 100 (a) (b)	329,549	329,549
Bear Stearns Alt-A Trust , Series 04-6, Class 1A, 2.19% (US0001M+64bps), 7/25/34, Callable 1/25/18 @ 100 (a) (b)	242,457	239,728
Bear Stearns Alt-A Trust , Series 03-3, Class 2A, 3.52%, 10/25/33, Callable 1/25/18 @ 100 (a) (b)	677,506	677,506
Chase Mortgage Finance Corp. , Series 07-A1, Class 2A1, 3.69%, 2/25/37, Callable 11/25/22 @ 100 (a) (b)	96,185	97,336
Countrywide Home Loans, Inc. , Series 2002-19, Class 1A1, 6.25%, 11/25/32, Callable 1/25/18 @ 100	10,942	10,942
Credit Suisse First Boston Mortgage Securities Corp. , Series 04-AR7, Class 4A1, 3.46%, 11/25/34, Callable 1/25/18 @ 100 (a) (b)	587,959	587,959
Credit Suisse First Boston Mortgage Securities Corp. , Series 04-5, Class 5A1, 5.00%, 8/25/19, Callable 12/25/20 @ 100	28,175	28,248
Credit Suisse First Boston Mortgage Securities Corp. , Series 03-8, Class 2A1, 5.00%, 4/25/18, Callable 1/25/18 @ 100 (b)	147	147
Credit Suisse First Boston Mortgage Securities Corp. , Series 03-23, Class 2A8, 4.50%, 10/25/18 (b)	6,422	6,552
GSR Mortgage Loan Trust , Series 05-AR6, Class 1A1, 3.51%, 9/25/35, Callable 1/25/18 @ 100 (a) (b)	358,759	358,759

See notes to financial statements.

9

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
JPMorgan Mortgage Trust , Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 4/25/33 @ 100 (a) (b) (c)	$796,350	$807,020
JPMorgan Mortgage Trust , Series 16-3, Class 1A3, 3.50%, 10/25/46, Callable 9/25/34 @ 100 (a) (b) (c)	1,594,305	1,617,658
JPMorgan Mortgage Trust , Series 17-1, Class A5, 3.50%, 1/25/47, Callable 3/25/36 @ 100 (a) (b) (c)	1,092,619	1,107,941
JPMorgan Mortgage Trust , Series 17-3, Class 2A2, 2.50%, 8/25/47, Callable 10/25/23 @ 100 (a) (c)	2,851,858	2,822,449
JPMorgan Mortgage Trust , Series 14-5, Class A11, 3.00%, 10/25/29, Callable 12/25/22 @ 100 (a) (b) (c)	2,481,654	2,498,824
JPMorgan Mortgage Trust , Series 2004-S2, Class 1A3, 4.75%, 11/25/19, Callable 1/25/20 @ 100 (b)	12,892	13,058
JPMorgan Mortgage Trust , Series 04-S1, Class 1A7, 5.00%, 9/25/34, Callable 1/25/18 @ 100 (b)	6,131	6,131
JPMorgan Mortgage Trust , Series 05-A1, Class 3A1, 3.69%, 2/25/35, Callable 1/25/18 @ 100 (a) (b)	135,130	136,778
JPMorgan Mortgage Trust , Series 06-A2, Class 5A1, 3.58%, 11/25/33, Callable 2/25/24 @ 100 (a) (b)	143,019	143,580
Madison Park Funding Ltd. , Series 2017-26A, Class AR, 2.52% (US0003M+120bps), 7/29/30 (a) (c)	1,750,000	1,765,031
Morgan Stanley Mortgage Loan Trust , Series 05-6AR, Class 1A1, 1.83% (US0001M+28bps), 11/25/35, Callable 6/25/18 @ 100 (a) (b)	172,731	170,782
Morgan Stanley Mortgage Loan Trust , Series 04-1, Class 1A9, 4.50%, 11/25/18, Callable 3/25/18 @ 100 (b)	2,240	2,246
Prime Mortgage Trust , Series 04-2, Class A2, 4.75%, 11/25/19, Callable 1/25/18 @ 100 (b)	20,446	20,446
Residential Asset Securities Corp. , Series 05-KS1, Class M1, 2.23% (US0001M+68bps), 2/25/35, Callable 1/25/18 @ 100 (a)	888,750	878,520
Residential Funding Mortgage Securities I, Inc. , Series 2005-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/18 @ 100 (b)	8,651	8,651
Structured Adjustable Rate Mortgage Loan Trust , Series 04-6, Class 4A1, 3.54%, 6/25/34, Callable 1/25/18 @ 100 (a) (b)	293,858	293,858
Structured Asset Securities Corp. , Series 2004-21XS, Class 2A6A, 5.24%, 12/25/34, Callable 1/25/18 @ 100 (a) (b)	631	631
Structured Asset Securities Corp. , Series 03-34A, Class 3A2, 3.49%, 11/25/33, Callable 1/25/18 @ 100 (a) (b)	437,616	436,006
Structured Asset Securities Corp. , Series 03-29, Class 2A1, 5.25%, 9/25/23, Callable 1/25/18 @ 100 (b)	98,194	98,194
Thornburg Mortgage Securities Trust , Series 04-3, Class A, 2.29% (US0001M+74bps), 9/25/44, Callable 1/25/18 @ 100 (a) (b)	515,695	504,071
Wells Fargo Mortgage Backed Securities Trust , Series 05-AR16, Class 3A2, 3.48%, 3/25/35, Callable 1/25/18 @ 100 (a) (b)	399,168	399,168
Wells Fargo Mortgage Backed Securities Trust , Series 03-N, Class 2A1, 3.59%, 12/25/33, Callable 1/25/18 @ 100 (a) (b)	93,480	93,480
Wells Fargo Mortgage Backed Securities Trust , Series 05-AR12, Class 2A6, 3.45%, 6/25/35, Callable 1/25/18 @ 100 (a) (b)	184,617	184,617
Wells Fargo Mortgage Backed Securities Trust , Series 05-AR12, Class 2A5, 3.45%, 6/25/35, Callable 1/25/18 @ 100 (a) (b)	215,439	215,439
Wells Fargo Mortgage Backed Securities Trust , Series 04-M, Class A7, 3.50%, 8/25/34, Callable 1/25/18 @ 100 (a) (b)	180,935	180,935

See notes to financial statements.

10

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust , Series 04-O, Class A1, 3.55%, 8/25/34, Callable 1/25/18 @ 100 (a) (b)	$123,614	$123,614
Wells Fargo Mortgage Backed Securities Trust , Series 04-Z, Class 2A2, 3.74%, 12/25/34, Callable 1/25/18 @ 100 (a) (b)	90,934	90,934
Wells Fargo Mortgage Backed Securities Trust , Series 03-J, Class 2A1, 3.48%, 10/25/33, Callable 1/25/18 @ 100 (a) (b)	34,987	34,987
Total Residential Mortgage Backed Securities (Cost $17,046,247)		17,005,764
Corporate Bonds (48.1%)
Consumer Discretionary (2.9%):
Best Buy Co., Inc. 5.00%, 8/1/18	1,390,000	1,411,712
5.50%, 3/15/21, Callable 12/15/20 @ 100 (d)	1,115,000	1,200,376
BorgWarner, Inc., 4.63%, 9/15/20 (b)	859,000	903,720
D.R Horton, Inc., 4.00%, 2/15/20	2,133,000	2,195,241
Lennar Corp., 4.50%, 6/15/19, Callable 4/16/19 @ 100 (b)	640,000	653,965
O'Reilly Automotive, Inc., 4.88%, 1/14/21, Callable 10/14/20 @ 100	2,050,000	2,169,904
		8,534,918
Consumer Staples (2.0%):
Bat Capital Corp., 2.30%, 8/14/20 (c)	1,250,000	1,242,775
Church & Dwight Co., Inc., 2.45%, 12/15/19, Callable 11/15/19 @ 100	1,515,000	1,519,121
Ingredion, Inc., 4.63%, 11/1/20	900,000	946,008
Molson Coors Brewing Co., 1.45%, 7/15/19	1,250,000	1,232,575
Pernod Ricard SA, 5.75%, 4/7/21 (c)	1,173,000	1,287,872
		6,228,351
Energy (6.2%):
Buckeye Partners LP, 2.65%, 11/15/18, Callable 10/15/18 @ 100 (b)	1,700,000	1,704,318
Columbia Pipeline Group, Inc., 2.45%, 6/1/18	500,000	500,260
Enable Midstream Partner, 2.40%, 5/15/19, Callable 4/15/19 @ 100	2,900,000	2,882,918
Hess Corp., 8.13%, 2/15/19	2,300,000	2,434,987
LUKOIL International Finance BV, 6.13%, 11/9/20 (c)	2,815,000	3,040,679
Marathon Petroleum Corp.
2.70%, 12/14/18	1,758,000	1,764,399
3.40%, 12/15/20, Callable 11/15/20 @ 100	1,040,000	1,064,201
Pioneer Natural Resource Co., 7.50%, 1/15/20	1,135,000	1,243,540
Texas Gas Transmission LLC, 4.50%, 2/1/21, Callable 11/1/20 @ 100 (c)	1,810,000	1,882,762
Western Gas Partners LP, 2.60%, 8/15/18, Callable 7/15/18 @ 100	1,475,000	1,477,360
		17,995,424
Financials (16.3%):
Assurant, Inc., 2.50%, 3/15/18 (b)	1,408,000	1,408,817
Axis Specialty Finance LLC, 5.88%, 6/1/20	1,540,000	1,648,709
Bank of America Corp.
2.25%, 4/21/20, MTN	1,300,000	1,300,221
2.33%, (US0003M+63bps), 10/1/21, Callable 10/1/20 @ 100 (a)	754,000	751,082
Capital One Financial Corp.
2.45%, 4/24/19, Callable 3/24/19 @ 100	710,000	710,944
2.50%, 5/12/20, Callable 4/12/20 @ 100	590,000	589,569
Capital One NA, 1.50%, 3/22/18, Callable 2/22/18 @ 100 (b)	2,000,000	1,998,060

See notes to financial statements.

11

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Citigroup, Inc., 2.59% (US0003M+107bps), 12/8/21, Callable 11/8/21 @ 100 (a) (b)	$1,500,000	$1,521,780
Ford Motor Credit Co. LLC, 2.46%, 3/27/20 (b)	1,985,000	1,978,529
General Motors Financial Co., Inc., 3.25%, 5/15/18 (b)	3,500,000	3,513,756
HSBC Holdings PLC, 2.84% (US0003M+150bps), 1/5/22 (a) (b)	1,500,000	1,551,000
HSBC USA, Inc., 1.63%, 1/16/18 (b)	500,000	499,935
JPMorgan Chase & Co., 2.59% (US0003M+123bps), 10/24/23, Callable 10/24/22 @ 100 (a) (b)	1,500,000	1,540,125
KeyBank NA, 1.60%, 8/22/19	3,000,000	2,966,610
MetLife, Inc., 6.82%, 8/15/18 (b)	5,000,000	5,145,949
Morgan Stanley
2.45%, 2/1/19, MTN (b)	1,000,000	1,002,130
2.65%, 1/27/20	1,355,000	1,361,003
2.76%, (US0003M+140bps), 10/24/23, Callable 10/24/22 @ 100 (a) (b)	1,500,000	1,542,045
Regions Bank
7.50%, 5/15/18 (b)	500,000	509,720
2.25%, 9/14/18, Callable 8/14/18 @ 100	3,700,000	3,703,884
Regions Financial Corp., 3.20%, 2/8/21, Callable 1/8/21 @ 100	1,190,000	1,210,599
S&P Global, Inc., 2.50%, 8/15/18	895,000	897,703
The Bear Stearns Co. LLC, 7.25%, 2/1/18 (b)	2,500,000	2,509,875
The Goldman Sachs Group, Inc.
6.15%, 4/1/18 (b)	3,000,000	3,030,390
2.59%, (US0003M+117bps), 11/15/21, Callable 11/15/20 @ 100 (a) (b)	1,500,000	1,520,805
UBS AG (Stamford) Branch, 1.80%, 3/26/18 (b)	1,250,000	1,249,875
UBS Group Funding Switzerland AG, 2.95%, 9/24/20 (c)	2,075,000	2,094,132
		47,757,247
Health Care (6.1%):
AbbVie, Inc., 2.00%, 11/6/18 (b) (d)	2,500,000	2,499,025
Amgen, Inc., 2.20%, 5/11/20	3,205,000	3,193,397
Biogen, Inc., 2.90%, 9/15/20	2,873,000	2,914,486
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20 (b)	1,490,900	1,577,059
Edwards Lifesciences Corp., 2.88%, 10/15/18	1,845,000	1,856,624
Express Scripts Holding Co., 2.25%, 6/15/19	2,390,000	2,385,220
Gilead Sciences, Inc., 1.85%, 9/4/18	2,000,000	1,999,480
Universal Health Services, Inc., 3.75%, 8/1/19 (c)	1,645,000	1,672,406
		18,097,697
Industrials (3.0%):
Acuity Brands Lighting, Inc., 6.00%, 12/15/19	1,330,000	1,415,373
Aercap Holdings NV, 4.63%, 10/30/20	2,015,000	2,111,660
Air Lease Corp., 2.13%, 1/15/18 (b)	1,500,000	1,499,970
Honeywell International, Inc., 1.80%, 10/30/19	744,000	739,990
IDEX Corp., 4.50%, 12/15/20, Callable 9/15/20 @ 100	1,150,000	1,200,186
Kansas City Southern, 2.35%, 5/15/20, Callable 4/15/20 @ 100	1,756,000	1,749,011
		8,716,190
Information Technology (4.9%):
Activision Blizzard, Inc., 6.13%, 9/15/23, Callable 9/15/18 @ 103.06 (c)	1,650,000	1,749,231
Alibaba Group Holding Ltd., 2.50%, 11/28/19, Callable 10/28/19 @ 100	999,000	1,001,567
Electronic Arts, Inc., 3.70%, 3/1/21, Callable 2/1/21 @ 100	2,255,000	2,322,898

See notes to financial statements.

12

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Juniper Networks, Inc., 3.13%, 2/26/19 (b)	$2,930,000	$2,954,348
Maxim Integrated Product, Inc., 2.50%, 11/15/18	1,000,000	1,003,320
NetApp, Inc., 2.00%, 9/27/19	1,025,000	1,016,667
Total System Services, Inc., 2.38%, 6/1/18	2,500,000	2,500,975
VMware, Inc., 2.30%, 8/21/20	2,110,000	2,097,087
		14,646,093
Materials (2.7%):
Anglo American Capital PLC, 4.13%, 4/15/21 (c)	3,275,000	3,376,885
Martin Marietta Materials, Inc., 6.60%, 4/15/18 (b)	500,000	506,155
Newmont Mining Corp., 5.13%, 10/1/19	3,285,000	3,418,568
Teck Resources Ltd., 2.50%, 2/1/18 (b)	150,000	149,375
		7,450,983
Real Estate (1.0%):
Select Income REIT, 2.85%, 2/1/18 (b)	750,000	750,000
Welltower, Inc., 6.13%, 4/15/20	1,906,000	2,056,879
		2,806,879
Telecommunication Services (1.5%):
AT&T, Inc., 2.45%, 6/30/20, Callable 5/30/20 @ 100	4,079,000	4,071,536
Level 3 Financing, Inc., 5.38%, 1/15/24, Callable 1/15/19 @ 102.69	325,000	324,639
		4,396,175
Utilities (1.5%):
Abu Dhabi National Energy Co. PJSC, 2.50%, 1/12/18 (b) (c)	500,000	500,000
Iberdrola Finance Ireland Ltd., 5.00%, 9/11/19 (c)	3,290,000	3,425,251
		3,925,251
Total Corporate Bonds (Cost $140,992,028)		140,555,208
U.S. Government Mortgage Backed Agencies (8.0%)
Federal Home Loan Mortgage Corp.
5.00%, 6/15/23 – 8/1/40 (b)	1,279,802	1,385,926
5.50%, 10/25/23 (b)	9,030	9,545
7.00%, 9/1/38 (b)	7,660	8,864
3.50%, 7/15/39	1,223,656	1,254,676
Series 3713, Class PA2.00%, 2/15/40 – 3/15/40	4,989,619	4,902,676
Series 4049, Class AB2.75%, 12/15/41	824,782	830,008
		8,391,695
Federal National Mortgage Association
6.00%, 2/1/37 (b)	1,242,193	1,377,151
Series 2013-33, Class UD2.50%, 4/25/39	1,500,349	1,466,987
Series 2013-137, Class A3.50%, 3/25/40	1,810,210	1,849,634
Series 2011-21, Class PA4.50%, 5/25/40	3,527,530	3,714,984
Series 2011-101, Class LA3.00%, 10/25/40	1,391,274	1,407,608
5.00%, 2/1/41 – 10/1/41 (b)	4,700,298	5,091,116
3.44% (US0012M+169bps), 8/1/46 (b)	11,644	12,182
		14,919,662
Total U.S. Government Mortgage Backed Agencies (Cost $23,683,164)		23,311,357

See notes to financial statements.

13

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares or Principal Amount	Value
U.S. Treasury Obligations (11.8%)
U.S. Treasury Bills, 1.16%, 2/8/18 (e)	$1,600,000	$1,597,998
U.S. Treasury Notes
1.13%, 1/31/19 (b)	14,337,000	14,229,359
1.63%, 8/31/19 (b)	18,765,000	18,689,209
Total U.S. Treasury Obligations (Cost $34,646,567)		34,516,566
Collateral for Securities Loaned (0.9%)
Fidelity Investments Money Market Government Portfolio, Class I , 1.20% (f)	846,717	846,717
Fidelity Investments Money Market Prime Money Market Portfolio, Class I, 1.43% (f)	973,868	973,868
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (f)	811,469	811,469
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (f)	16,230	16,230
Total Collateral for Securities Loaned (Cost $2,648,284)		2,648,284
Total Investments (Cost $281,276,603) — 95.8%		280,002,455
Other assets in excess of liabilities — 4.2%		12,303,904
NET ASSETS — 100.00%		$292,306,359

(a)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2017.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments and/or securities purchased on a when-issued basis.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2017, the fair value of these securities was $57,247,890 and amounted to 20.0% of net assets.

(d)  All or a portion of this security is on loan.

(e)  Rate represents the effective yield at December 31, 2017.

(f)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

bps - Basis points

LIBOR - London InterBank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

REIT — Real Estate Investment Trust

US0001M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

US0003M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

US0012M — 12 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

See notes to financial statements.

14

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2017

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Future	262	3/30/18	$56,212,09	$6,096,656	$(115,436)

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note Future	42	3/30/18	$4,901,446	$4,878,891	$22,555
	Total unrealized appreciation				$22,555
	Total unrealized depreciation				(115,436)
	Total net unrealized appreciation (depreciation)				$(92,881)

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

As of December 31, 2017, the Fund's open credit default swap agreements were as follows:

Underlying Instrument	Receive Fixed Rate (%)	Maturity Date	Payment Frequency	Implied Credit Spread at December 31, 2017 (b)	Notional Amount (c)	Value	Premiums Paid	Unrealized Appreciation
CDX North America High Yield Index; Series 29	5.0	12/20/22	Daily	3.05%	$19,000,000	$1,576,367	$1,485,400	$90,967
CDX North America Investment Grade 5 Year Index; Series 29	1.0	12/20/22	Daily	0.49	14,000,000	334,900	288,528	46,372
						$1,911,267	$1,773,928	$137,339

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index or the CDX North America Investment Grade 5 Year Index.

See notes to financial statements.

15

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2017
Victory INCORE Low Duration Bond VIP Series
ASSETS:
Investments, at value (Cost $281,276,603)	$280,002,455 (a)
Cash and cash equivalents	5,788,464
Deposits with brokers for futures contracts	303,999
Deposits with brokers for centrally cleared swap agreements	2,129,226
Interest and dividends receivable	1,792,739
Receivable for capital shares issued	19,367
Receivable for investments sold	5,072,635
Variation margin receivable on open futures contracts	16,375
Variation margin receivable on open centrally cleared swap agreements	21,264
Receivable from Adviser	43,440
Total Assets	295,189,964
LIABILITIES:
Securities lending collateral	2,648,284
Payable for capital shares redeemed	49,334
Variation margin payable on open futures contracts	3,938
Accrued expenses and other payables:
Investment advisory fees	112,058
Administration fees	14,826
Custodian fees	3,453
Transfer agent fees	69
Chief Compliance Officer fees	322
Trustees' fees	684
Other accrued expenses	50,637
Total Liabilities	2,883,605
NET ASSETS:
Capital	296,733,400
Accumulated net investment income (loss)	1,259,081
Accumulated net realized gains (losses) from investments	(4,456,432)
Net unrealized appreciation (depreciation) on investments	(1,229,690)
Net Assets	$292,306,359
Shares (unlimited number of shares authorized with a par value of $0.001 per share):	28,602,038
Net asset value:	$10.22

(a)  Includes $2,558,691 of securities on loan.

See notes to financial statements.

16

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2017
Victory INCORE Low Duration Bond VIP Series
Investment Income:
Interest income	$5,675,418
Securities lending income	5,222
Total Income	5,680,640
Expenses:
Investment advisory fees	1,299,890
Administration fees	173,675
Custodian fees	12,862
Transfer agent fees	938
Trustees' fees	23,810
Chief Compliance Officer fees	3,163
Legal and audit fees	45,785
Other expenses	103,165
Total Expenses	1,663,288
Expenses waived/reimbursed by Adviser	(132,033)
Net Expenses	1,531,255
Net Investment Income (loss)	4,149,385
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	(291,372)
Net realized gains (losses) from futures transactions	(123,845)
Net realized gains (losses) from centrally cleared swap transactions	1,187,558
Net change in unrealized appreciation/depreciation on investments	(201,082)
Net change in unrealized appreciation/depreciation on futures transactions	(67,709)
Net change in unrealized appreciation/depreciation on centrally cleared swap transactions	(88,890)
Net realized/unrealized gains on investments	414,660
Change in net assets resulting from operations	$4,564,045

See notes to financial statements.

17

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory INCORE Low Duration Bond VIP Series
	Year Ended December 31, 2017	Year Ended December 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$4,149,385	$3,294,962
Net realized gains (losses) from investment transactions	772,341	(1,018,785)
Net change in unrealized appreciation/depreciation on investments	(357,681)	3,169,071
Change in net assets resulting from operations	4,564,045	5,445,248
Distributions to Shareholders:
From net investment income	(4,147,757)	(3,625,366)
Change in net assets resulting from distributions to shareholders	(4,147,757)	(3,625,366)
Change in net assets resulting from capital transactions	18,738,983	(4,845,359)
Capital Contribution from Prior Custodian, Net (See Note 8)	—	12,613
Change in net assets	19,155,271	(3,012,864)
Net Assets:
Beginning of period	273,151,088	276,163,952
End of period	$292,306,359	$273,151,088
Accumulated net investment income (loss)	$1,259,081	$(170,993)
Capital Transactions:
Proceeds from shares issued	$41,604,917	$37,037,545
Distributions reinvested	4,147,757	3,625,366
Cost of shares redeemed	(27,013,691)	(45,508,270)
Change in net assets resulting from capital transactions	$18,738,983	$(4,845,359)
Share Transactions:
Issued	4,044,038	3,604,748
Reinvested	406,245	355,777
Redeemed	(2,620,215)	(4,446,960)
Change in Shares	1,830,068	(486,435)

See notes to financial statements.

18

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory INCORE Low Duration Bond VIP Series
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$10.20		$10.13		$10.22	$10.30	$10.45
Investment Activities:
Net investment income (loss)	0.15	(a)	0.12	(a)	0.14 (a)	0.18	0.17
Net realized and unrealized gains (losses) on investments	0.02		0.09		(0.09)	(0.08)	(0.15)
Total from Investment Activities	0.17		0.21		0.05	0.10	0.02
Distributions to Shareholders:
Net investment income	(0.15)		(0.14)		(0.14)	(0.18)	(0.17)
Total Distributions	(0.15)		(0.14)		(0.14)	(0.18)	(0.17)
Capital Contributions from Prior Custodian, Net (See Note 8)	—		—	(b)	—	—	—
Net Asset Value, End of Period	$10.22		$10.20		$10.13	$10.22	$10.30
Total Return (c)	1.64%		2.04	%(d)	0.47%	0.92%	0.24%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$292,306		$273,151		$276,164	$265,514	$243,986
Ratio of net expenses to average net assets	0.53%		0.53%		0.53%	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	1.44%		1.21%		1.33%	1.74%	1.75%
Ratio of gross expenses to average net assets (e)	0.58%		0.53%		0.53%	0.55%	0.55%
Portfolio turnover	91	%(f)	55%		38%	39%	60%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover increase/decrease due to a change within the portfolio holdings during the year.

See notes to financial statements.

19

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2017

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company, and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory INCORE Low Duration Bond VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"). The Fund seeks to provide a high level of current income consistent with preservation of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies (Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies).

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Certain non-exchange-traded derivatives, such as certain swaps, have inputs which can generally be corroborated by market data and are therefore categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of December 31, 2017, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is included in the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
Asset Backed Securities	$—	$—	$36,897,349	$—	$36,897,349	$—
Collateralized Mortgage Obligations	—	—	25,067,927	—	25,067,927	—
Residential Mortgage Backed Securities	—	—	17,005,764	—	17,005,764	—
Corporate Bonds	—	—	140,555,208	—	140,555,208	—
U.S. Government Mortgage Backed Agencies	—	—	23,311,357	—	23,311,357	—
U.S. Treasury Obligations	—	—	34,516,566	—	34,516,566	—
Collateral for Securities Loaned	2,648,284	—	—	—	2,648,284	—
Futures Contracts	—	(92,881)	—	—	—	(92,881)
Credit Default Swaps	—	—	—	137,339	—	137,339
Total	$2,648,284	$(92,881)	$277,354,171	$137,339	$280,002,455	$44,458

^  Other Financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

and swap agreements. These instruments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

There were no transfers among any levels during the year ended December 31, 2017.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. If the Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statement of Assets and Liabilities. As of December 31, 2017, the Fund had outstanding when-issued purchase commitments covered by the segregated assets as identified in the Schedules of Portfolio Investments.

Loans:

Floating rate loans in which the Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note regarding Below Investment Grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below Investment Grade Securities:

The Fund may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End & Closed-End Funds:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "underlying funds"). The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Credit Derivatives:

The Fund may enter into credit derivatives, including centrally-cleared credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described on the Fund's Statement of Additional Information.

Credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Fund may enter into CDS agreements either as a buyer or seller. The Fund may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market." The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which the Fund is the seller of protection are disclosed on the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities.

As of December 31, 2017, the Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017.

	Assets		Liabilities
	Variation Margin on Futures Contracts*	Variation Margin on Centrally Cleared Swap Agreements*	Variation Margin on Futures Contracts*
Interest Rate Risk Exposure:	$22,555	$—	$(115,436)
Credit Risk Exposure:	—	137,339	—

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017.

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Centrally Cleared Swap Agreements	Net Change in Unrealized Appreciation/ Depreciation from Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation from Centrally Cleared Swap Agreements
Interest Rate Risk Exposure:	$(123,845)	$—	$(67,709)	$—
Credit Risk Exposure:	—	1,187,558	—	(88,890)
25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The notional amount of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2017:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
$2,558,691	$2,648,284	$89,593

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund, or jointly with an affiliated trust, are allocated among the Fund and respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2017 were as follows for the Fund:

Purchases (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (excluding U.S. Government Securities)	Sales of U.S. Government Securities
$129,498,624	$116,824,617	$152,842,206	$74,343,044

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.45% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2017, Colin Kinney serves as the Trust's Chief Compliance Officer ("CCO"). The CCO is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services. Prior to July 1, 2017, EJV Financial Services LLC served as the Trust's CCO. Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Victory Trusts"), paid EJV Financial Services LLC $220,000 annually for CCO consulting services.

The Victory Trusts pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Trusts and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Effective August 1, 2016, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2018. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2017, the expense limit (excluding voluntary waivers) is 0.53%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2017, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2019	Expires 12/31/2020
$1,866	$132,033

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2017.

Certain officers and/or interested trustees of the Fund are also officers of the Adviser, Administrator and Fund Accountant, Legal and CCO.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may

28

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, another series of the Victory Trusts, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. The agreement was subsequently amended on July 28, 2017 with a new termination date of July 27, 2018. For the year ended December 31, 2017, Citibank earned approximately $150,000 in commitment fees from the Victory Trusts. Each fund in the Victory Trusts pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. As of December 31, 2017, the interest rate on outstanding borrowings was 2.57%.

The Fund did not utilize or participate in the Line of Credit during the year ended December 31, 2017.

Interfund Lending:

The Trust and Adviser received an exemptive order granted by the SEC on March 28, 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Board approved the Interfund Lending Policy and Procedures relating to the Facility on May 24, 2017. The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2017.

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

	Year Ended December 31, 2017
	Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
$4,147,757	$—	$4,147,757

29

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017
	Year Ended December 31, 2016
	Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
$3,625,366	$—	$3,625,366

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,376,222	$—	$1,376,222	$(4,475,537)	$(1,327,726)	$(4,427,041)

*The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and mark-to-market adjustments on swap and futures contracts.

As of the tax year ended December 31, 2017, the Fund has short term and long term capital loss carryforwards of $1,328,987 and $3,146,550, respectively that are not subject to expiration.

During the tax year ended December 31, 2017, the Fund did not utilize capital loss carryforwards.

As of December 31, 2017, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$283,261,645	$495,019	$(1,842,942)	$(1,347,923)

8.  Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014, the end of the Fund's contract with State Street. The over billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the over-billing, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2017, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100%

30

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

10.  Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Fund's adoption of these amendments, effective with the financial statements prepared as of December 31, 2017, required additional disclosures reflected herein, but had no effect on the Fund's net assets or results of operations.

In March 2017, the FASB issued Accounting Standards Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

11.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Victory Variable Insurance Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory INCORE Low Duration Bond VIP Series (the "Fund") (one of the portfolios constituting the Victory Variable Insurance Trust (the "Trust")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial statements of the Fund for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those financial statements. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the Victory Variable Insurance Trust) as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provides a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 16, 2018

32

Victory Variable Insurance Funds	Supplemental Information December 31, 2017

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 43 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 66	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 70	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 66	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 74	Trustee	July 2016	Retired; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 63	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 64	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 60*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 56	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, 73	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 45**	Trustee	May 2008	Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The current officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust's Treasurer is employed by Citi, which entity receives fees from the Trust for serving as the sub-fund accountant and sub-administrator.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 48	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 49	Treasurer**	May 2006 - May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Allan Shaer, 52	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 33	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017). Registered Principal, Victory Capital Advisers, Inc. (since 2011).
Edward J. Veilleux, 74	Chief Compliance Officer***	October 2005 - July 2017	President of EJV Financial Services (mutual fund consulting).
Colin Kinney, 44	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 64	Assistant Secretary	February 1998	Partner, Morrison & Foerster LLP (2011-2017); Partner, Shearman & Sterling LLP (since 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

**  On May 24, 2017, Mr. Sabato resigned his position with the Trust.

***  On July 1, 2017, Mr. Veilleux resigned his position with the Trust.

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Expense Ratio During Period 7/1/17-12/31/17
$1,000.00	$1,006.50	$2.68	0.53%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

36

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Expense Ratio During Period 7/1/17-12/31/17
$1,000.00	$1,022.53	$2.70	0.53%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

37

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Series at a meeting, which was called for that purpose, on December 5, 2017. The Board also considered information relating to the Series and the Agreement provided throughout the year and at a meeting on October 24, 2017. The Board noted that prior to the Series' reorganization on July 29, 2016, the Series was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Series and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered the Series' advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Series for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Series as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Series shareholders as the Series grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Series;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Series;

•  Total expenses of the Series, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Series at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Series;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Series for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Series and the Adviser.

The Board reviewed the Series' current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Series. In addition, the Board compared the Series' total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by FUSE Research Network, LLC ("FUSE") and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Series' peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies, and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent

38

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

applicable. The Board noted that the advisory fee arrangements for the Series do not include breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the Series' performance over one-, three-, five- and ten-year periods against the performance of the Series' selected peer group and benchmark index. The Board recognized that the performance of the Series and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Series, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board considered that the Series' gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Series' net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Series' prospectus. The Board then compared the Series' performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Series outperformed the benchmark index for all of the periods reviewed, underperformed the peer group for the one-, three- and five-year periods, and outperformed the peer group for the ten-year period.

Having considered, among other things, that: (1) the Series' management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) the Series' total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Series' expenses during that period; and (4) the Series had performed well as compared to its benchmark index, the Board concluded that the Agreement continued to be in the best interests of the Series' shareholders.

The Board noted that the Adviser's INCORE investment management team replaced the predecessor fund's investment sub-adviser as portfolio managers for the Series upon completion of the Series' reorganization.

Conclusion

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Series, was consistent with the best interests of the Series and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Series, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Series and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Series and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Series;

•  The Adviser's representations regarding its staffing and capabilities to manage the Series, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

39

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-ILDBVIP-AR (12/17)

December 31, 2017

Annual Report

Victory Variable Insurance Funds

Victory RS International VIP Series

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary	4
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	26
Supplemental Information (Unaudited)
Trustee and Officer Information	27
Proxy Voting and Form N-Q Information	30
Expense Examples	30
Additional Federal Income Tax Information	31
Advisory Contract Renewal	32

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders

Dear Shareholder,

For all practical purposes, 2017 was a full-on stampede. The bull market roared ahead and domestic stocks registered their ninth consecutive year of gains. The S&P 500 Index® increased nearly 22 percent, the Dow Jones Industrial Average was up 25 percent, and the tech-heavy NASDAQ Composite outpaced both, rising 28 percent. Global investors also enjoyed robust returns, led by the 37 percent gains posted by the MSCI Emerging Markets Index. By virtually any measure, equities enjoyed a very good year.

Investors celebrated strong corporate profits and rising real gross domestic product, which increased at an annual rate of 3.2 percent in the third quarter, according to the U.S. Bureau of Economic Analysis. The consumer also played a leading role as annual retail sales grew by 4.2 percent during 2017, according to the U.S. Department of Commerce, the strongest growth since 2014. Add in the new sweeping legislation that will significantly lower corporate tax rates and it's easy to see why markets were buoyed.

Yet despite this encouraging backdrop, the pragmatists among us continue to fret. Maybe that's not such a bad thing since unbridled optimism often ends in tears. Given where we are in this business cycle, we believe that risk management protocols are likely to become more important than ever.

There are plenty of potential headwinds to contemplate. Chief among these are concerns regarding future borrowing costs and the trajectory of interest rates. The Federal Reserve has telegraphed its intentions to tighten monetary policy by ending its bond buying program and continuing on a path of measured rate increases in 2018. It's no surprise that early in the year, the 10-Year Treasury responded by pushing above 2.5 percent, still low by historical standards but possibly trending towards levels not seen in some time.

Some investors are leery of tighter labor markets, higher wages, and the possibility of rising inflation. Others are more focused on valuations and wonder if certain sectors have gotten ahead of fundamentals. And finally, geopolitical tensions are never far from mind since they can materialize with little warning. Areas of concern ebb and flow with the news, shifting from the Korean Peninsula to U.S.-Russian relations to the Mideast or any number of global hot spots.

All these risks do not necessarily portend to trouble. But after years of impressive stock market gains it's important that we acknowledge both the risks and historical rates of return. Risk management is a hallmark of our independent investment franchises at Victory Capital, all of which are committed to offering products that help investors achieve their objectives at all points of the market cycle. This could prove invaluable in an aging bull market.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

Victory Variable Insurance Funds

Victory RS International VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  International stocks returned robust performance for the twelve months ended December 31, 2017, driven by synchronized global growth and strong corporate earnings.

•  The Victory RS International VIP Series (the "Fund") delivered a positive return for the twelve-month period, outperforming the MSCI EAFE Index (Net). The Fund's positive performance was supported by many sectors, including Consumer Staples, Health Care, Industrials, and Information Technology. The main detracting sectors included Consumer Discretionary and Financials.

•  The Fund seeks long-term capital appreciation. The Fund's investment team employs both quantitative screening and fundamental analysis in seeking companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

It was a slow, steady climb for the equity markets, with almost all regions benefiting from synchronized global growth. Asia ex. Japan and Emerging Markets led the way, with Europe and Japan nipping at their heels. There was no shortage of political and headline drama but markets remained undeterred, marching higher with remarkably low volatility. In Japan, against the backdrop of deteriorating approval ratings, Prime Minister Abe called for and won a snap election propelling local markets to their highest level in decades. In Europe, despite a disappointing outcome for Germany's Angela Merkel, a tense referendum for independence in Catalonia, and the continued overhang of the United Kingdom's Brexit, the economy grew well above its previous trend. Tensions with North Korea and allegations the Trump campaign colluded with Russia barely even registered. By comparison, China's curbs on speculative excesses and controls on capital flows seemed downright ordinary.

On the economic front, the situation was benign. The European Central Bank remained accommodative but reduced asset purchases, thus signaling its intent to normalize economic policies. Only Japan remained firmly in the accommodative camp.

Performance Update

The Fund gained 25.68% for the twelve-month period ended December 31, 2017, outperforming its benchmark, the MSCI EAFE Index (Net) (the "Index"), which returned 25.03%.

Portfolio Review

The Fund's outperformance as compared to the Index was assisted by stock selection in the Information Technology sector, where Tencent Holdings Ltd. was the top contributor. Tencent Holdings, a leader in the online mobile game and advertisement segments in China, continues to bolster its business model by helping to develop compelling new experiences in music

4

Victory Variable Insurance Funds

Victory RS International VIP Series (continued)

services across its client base. It has begun to offer tiered subscription systems and digital album concepts, helping to transform the way music is promoted, distributed, and sold in China, which is projected to be the next major market of worldwide streaming music revenue. Recordati, an Italian pharmaceuticals developer and manufacturer based in Milan, was a positive contributor in the Health Care space as management announced the conclusion of an agreement with AstraZeneca to acquire the rights to Seloken and associated Logimax fixed-dose treatments. Benefits of the acquisition include diversification of the company's business into several European markets such as Benelux and the Nordics.

On the downside, the Fund's underperformance relative to the Index for the year was centered in the Consumer Discretionary sector, as Pandora A/S and Toyota Motor Corporation both detracted from performance. Pandora A/S, the modern jewelry manufacturer from Denmark, retreated on slower growth due to concerns that the U.S. retail market remains weak and U.S. sales trends have declined precipitously over the past year. While the shop-in-shop and multi-branded channels each saw recent sales declines, a shift in marketing focus and additional capital to its U.S. franchise-operated channel indicate positive positioning moving forward. Toyota Motor Corp. designs, manufactures and assembles motor vehicles, as well as offering financial services to Toyota vehicle dealers and customers. Despite positive factors such as cost reduction and marketing efforts, the company's operating income was down year-over-year, mainly due to the appreciation of the yen and an increase in expenses. Robust vehicle sales in North America, Europe and Asia were offset by a significant slowdown in the Middle East, where sales were affected by weak oil prices.

Outlook

Though we would be surprised if 2018 resembles 2017 in terms of consistency of returns and lack of stock price volatility, it is difficult, if not impossible, to identify what might disrupt markets or when it may happen. Could it be a policy or leadership change at the Fed? The impact of policy decisions by the Trump administration? A slowdown in Europe from unsustainable levels? A crisis in China? Bitcoin? We cannot hazard a guess. For this reason, we have focused our investments on companies with strong track records of creating shareholder value regardless of the economic backdrop. We continue to adhere to our disciplined risk-management strategies, keeping a close eye on valuations and country-specific risks as we focus on investments that earn our highest degree of confidence.

Investment Philosophy

The Victory RS International VIP Series is guided by our philosophy that positive investment outcomes can be attained through the use of a data-driven discipline in conjunction with a bottom-up traditional approach to investing. Our proprietary research methodology, combined with a set of industry standard and team-generated global risk factors, seeks to capture information inefficiencies in the global equity markets in order to provide a consistent, diversified return stream over market cycles while managing portfolio volatility.

5

Victory Variable Insurance Funds

Victory RS International VIP Series (continued)

Average Annual Return

Year Ended December 31, 2017

INCEPTION DATE	2/8/91
	Net Asset Value	MSCI EAFE Index (Net)[1]
One Year	25.68%	25.03%
Three Year	8.79%	7.80%
Five Year	7.93%	7.90%
Ten Year	3.26%	1.94%
Since Inception	7.37%	N/A

Expense Ratios

Gross	0.90%
With Applicable Waivers	0.90%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory RS International VIP Series — Growth of $10,000

1The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Fair Value(a)
Common Stocks (97.5%)
Australia (5.9%):
Financials (1.9%):
Westpac Banking Corp.	145,859	$3,547,115
Health Care (1.8%):
CSL Ltd.	29,097	3,196,955
Materials (1.0%):
BHP Billiton Ltd.	79,813	1,833,020
Real Estate (1.2%):
Scentre Group	672,697	2,193,890
		10,770,980
Belgium (0.8%):
Information Technology (0.8%):
Melexis NV	14,241	1,439,695
China (0.7%):
Information Technology (0.7%):
Tencent Holdings Ltd.	26,100	1,350,926
Denmark (1.9%):
Consumer Staples (1.9%):
Royal Unibrew A/S	58,997	3,534,287
France (8.7%):
Consumer Discretionary (3.4%):
Cie Generale des Etablissements Michelin	19,223	2,749,614
LVMH Moet Hennessy Louis Vuitton SA	11,514	3,379,005
		6,128,619
Energy (1.4%):
Total SA (b)	45,396	2,505,549
Financials (1.5%):
AXA SA	88,050	2,608,886
Information Technology (1.2%):
Cap Gemini SA	18,927	2,241,474
Materials (1.2%):
Arkema SA	18,427	2,243,299
		15,727,827
Germany (8.2%):
Consumer Discretionary (1.4%):
Daimler AG, Registered Shares	30,473	2,576,495
Financials (1.9%):
Allianz SE	14,738	3,372,346
Health Care (1.1%):
Bayer AG	16,711	2,076,308

See notes to financial statements.

7

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Industrials (1.4%):
Siemens AG	7,164	$991,789
Washtec AG	16,930	1,593,457
		2,585,246
Information Technology (1.5%):
SAP SE	23,802	2,662,530
Real Estate (0.9%):
Vonovia SE	33,333	1,651,357
		14,924,282
Greece (0.5%):
Energy (0.5%):
Motor Oil (Hellas) Corinth Refineries SA	40,382	910,016
Hong Kong (3.8%):
Financials (2.0%):
AIA Group Ltd.	185,200	1,575,296
BOC Hong Kong Holdings Ltd.	394,500	1,993,778
		3,569,074
Real Estate (1.3%):
CK Asset Holdings Ltd.	267,000	2,327,559
Utilities (0.5%):
HK Electric Investments & HK Electric Investments Ltd. (b)	1,042,000	953,594
		6,850,227
Ireland (0.8%):
Industrials (0.8%):
Experian PLC	67,303	1,483,256
Italy (3.5%):
Financials (0.7%):
Banca Generali SpA	38,242	1,270,601
Health Care (1.4%):
Recordati SpA	56,529	2,511,813
Utilities (1.4%):
Enel SpA	410,061	2,521,267
		6,303,681
Japan (21.9%):
Consumer Discretionary (2.5%):
Toyota Motor Corp.	70,600	4,499,937
Consumer Staples (1.3%):
Matsumotokiyoshi Holdings Co. Ltd.	56,600	2,325,498
Financials (3.7%):
Jafco Co. Ltd.	31,100	1,794,305
Mitsubishi UFJ Financial Group, Inc.	468,900	3,413,092
Tokio Marine Holdings, Inc.	30,900	1,405,613
		6,613,010

See notes to financial statements.

8

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Health Care (2.2%):
Hoya Corp.	45,400	$2,261,366
Shionogi & Co. Ltd.	32,900	1,777,985
		4,039,351
Industrials (5.4%):
EN-Japan, Inc.	19,200	903,460
Fuji Electric Co. Ltd.	251,000	1,885,853
Hitachi Construction Machinery Co. Ltd. (b)	16,800	608,939
ITOCHU Corp.	125,700	2,343,551
Kyowa Exeo Corp.	66,400	1,716,845
Sanwa Holdings Corp.	172,600	2,372,267
		9,830,915
Information Technology (3.1%):
Fujitsu Ltd.	331,000	2,346,948
Murata Manufacturing Co. Ltd.	5,600	749,873
Oracle Corp. Japan	31,000	2,565,934
		5,662,755
Materials (1.0%):
DIC Corp.	48,900	1,839,900
Real Estate (0.6%):
Sumitomo Realty & Development	34,000	1,115,994
Telecommunication Services (1.8%):
Nippon Telegraph & Telephone Corp.	37,800	1,777,370
SoftBank Group Corp.	18,600	1,472,769
		3,250,139
Utilities (0.3%):
Chubu Electric Power Co., Inc.	42,300	524,747
		39,702,246
Macau (1.0%):
Consumer Discretionary (1.0%):
Wynn Macau Ltd.	576,400	1,822,331
Netherlands (4.1%):
Financials (1.2%):
ING Groep NV	115,516	2,120,236
Industrials (1.5%):
Wolters Kluwer NV	51,215	2,669,492
Telecommunication Services (1.4%):
Koninklijke KPN NV	737,640	2,574,992
		7,364,720
Norway (0.7%):
Energy (0.7%):
Aker BP ASA	54,689	1,347,620

See notes to financial statements.

9

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Singapore (1.8%):
Financials (0.9%):
DBS Group Holdings Ltd.	90,700	$1,678,052
Real Estate (0.9%):
Ascendas Real Estate Investment Trust	753,800	1,530,275
		3,208,327
Spain (2.6%):
Financials (1.5%):
Banco Santander SA	418,760	2,745,153
Telecommunication Services (1.1%):
Telefonica SA	204,443	1,990,570
		4,735,723
Sweden (2.8%):
Financials (1.0%):
Swedbank AB, A Shares	77,834	1,878,439
Industrials (1.8%):
Atlas Copco AB	83,891	3,216,513
		5,094,952
Switzerland (8.1%):
Consumer Staples (2.1%):
Nestle SA, Registered Shares	45,003	3,870,183
Financials (1.2%):
UBS Group AG, Registered Shares	115,821	2,128,497
Health Care (4.8%):
Novartis AG	53,651	4,516,025
Roche Holding AG	16,800	4,249,060
		8,765,085
		14,763,765
United Kingdom (19.7%):
Consumer Discretionary (0.6%):
Next PLC	16,760	1,021,314
Consumer Staples (5.2%):
British American Tobacco PLC	46,015	3,109,964
Diageo PLC	87,669	3,212,837
Unilever PLC	56,085	3,110,223
		9,433,024
Energy (3.3%):
BP PLC	324,048	2,272,855
Royal Dutch Shell PLC, Class A	109,506	3,654,962
		5,927,817

See notes to financial statements.

10

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Financials (4.0%):
HSBC Holdings PLC	343,448	$3,546,478
Lloyds Banking Group PLC	2,204,356	2,020,970
Prudential PLC	67,914	1,738,967
		7,306,415
Health Care (1.3%):
Smith & Nephew PLC	134,531	2,327,361
Industrials (1.5%):
RELX PLC	120,179	2,817,443
Materials (3.8%):
Croda International PLC	39,961	2,381,726
Rio Tinto PLC	85,482	4,483,323
		6,865,049
		35,698,423
Total Common Stocks (Cost $143,710,269)		177,033,284
Preferred Stocks (1.3%)
Japan (1.3%):
Consumer Staples (1.3%):
Ito En Ltd.	119,300	2,268,687
Total Preferred Stocks (Cost $1,966,816)		2,268,687
Collateral for Securities Loaned (1.6%)
United States (1.6%):
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (c)	923,529	923,529
Fidelity Investments Money Market Prime Money Market Portfolio, Class I, 1.43% (c)	1,062,216	1,062,216
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (c)	885,084	885,084
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (c)	17,702	17,702
Total Collateral for Securities Loaned (Cost $2,888,531)		2,888,531
Total Investments (Cost $148,565,616) — 100.4%		182,190,502
Liabilities in excess of other assets — (0.4)%		(672,283)
NET ASSETS — 100.00%		$181,518,219

(a)  All securities, except those traded on exchanges in the United States (including ADRs), were fair valued at December 31, 2017. See Note 2 for further information.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

PLC — Public Limited Company

See notes to financial statements.

11

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2017
	Victory RS International VIP Series
ASSETS:
Investments, at value (Cost $148,565,616)	$182,190,502	(a)
Cash and cash equivalents	1,999,939
Interest and dividends receivable	137,716
Receivable for capital shares issued	15,345
Reclaims receivable	351,631
Receivable from Adviser	12,304
Total Assets	184,707,437
LIABILITIES:
Securities lending collateral	2,888,531
Payable for capital shares redeemed	116,163
Accrued expenses and other payables:
Investment advisory fees	122,833
Administration fees	9,160
Custodian fees	8,590
Transfer agent fees	129
Chief Compliance Officer fees	199
Trustees' fees	489
Other accrued expenses	43,124
Total Liabilities	3,189,218
NET ASSETS:
Capital	148,891,234
Accumulated net investment income (loss)	978,913
Accumulated net realized gains (losses) from investments	(1,991,265)
Net unrealized appreciation (depreciation) on investments	33,639,337
Net Assets	$181,518,219
Shares (unlimited number of shares authorized with a par value of $0.001 per share):	10,290,904
Net asset value:	$17.64

(a)  Includes $2,731,623 of securities on loan.

See notes to financial statements.

12

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2017
Victory RS International VIP Series
Investment Income:
Dividend income	$5,744,616
Interest income	7,216
Securities lending income	34,805
Foreign tax withholding	(623,087)
Total Income	5,163,550
Expenses:
Investment advisory fees	1,444,800
Administration fees	108,447
Custodian fees	42,389
Transfer agent fees	699
Trustees' fees	15,148
Chief Compliance Officer fees	1,974
Legal and audit fees	30,909
Other expenses	74,496
Total Expenses	1,718,862
Expenses waived/reimbursed by Adviser	(39,115)
Net Expenses	1,679,747
Net Investment Income (Loss)	3,483,803
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions and foreign currency translations	13,118,897
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	24,614,558
Net realized/unrealized gains (losses) on investments	37,733,455
Change in net assets resulting from operations	$41,217,258

See notes to financial statements.

13

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory RS International VIP Series
	Year Ended December 31, 2017	Year Ended December 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$3,483,803	$3,721,684
Net realized gains (losses) from investment transactions	13,118,897	(9,679,857)
Net change in unrealized appreciation/depreciation on investments	24,614,558	8,170,899
Change in net assets resulting from operations	41,217,258	2,212,726
Distributions to Shareholders:
From net investment income	(3,484,383)	(3,689,656)
Change in net assets resulting from distributions to shareholders	(3,484,383)	(3,689,656)
Change in net assets resulting from capital transactions	(31,240,688)	(8,936,044)
Capital Contribution from Prior Custodian, Net (See Note 8)	—	411,032
Change in net assets	6,492,187	(10,001,942)
Net Assets:
Beginning of period	175,026,032	185,027,974
End of period	$181,518,219	$175,026,032
Accumulated net investment income (loss)	$978,913	$876,550
Capital Transactions:
Proceeds from shares issued	$3,665,763	$7,403,317
Distributions reinvested	3,484,383	3,689,656
Cost of shares redeemed	(38,390,834)	(20,029,017)
Change in net assets resulting from capital transactions	$(31,240,688)	$(8,936,044)
Share Transactions:
Issued	220,823	526,355
Reinvested	198,427	259,652
Redeemed	(2,356,133)	(1,416,521)
Change in Shares	(1,936,883)	(630,514)

See notes to financial statements.

14

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS International VIP Series
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$14.31	$14.39		$14.63	$17.26	$19.88
Investment Activities:
Net investment income (loss)	0.31 (a)	0.30	(a)	0.31 (a)	0.39	0.33
Net realized and unrealized gains (losses) on investments	3.36	(0.10)		(0.19)	(1.30)	3.44
Total from Investment Activities	3.67	0.20		0.12	(0.91)	3.77
Distributions to Shareholders:
Net investment income	(0.34)	(0.31)		(0.32)	(0.35)	(0.31)
Net realized gains from investments	—	—		(0.04)	(1.37)	(6.08)
Total Distributions	(0.34)	(0.31)		(0.36)	(1.72)	(6.39)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	0.03		—	—	—
Net Asset Value, End of Period	$17.64	$14.31		$14.39	$14.63	$17.26
Total Return (b)	25.68%	1.60	%(c)	0.84%	(5.30)%	20.11%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$181,518	$175,026		$185,028	$203,530	$234,653
Ratio of net expenses to average net assets	0.93%	0.90%		0.92%	0.92%	0.92%
Ratio of net investment income (loss) to average net assets	1.93%	2.13%		2.00%	2.23%	1.45%
Ratio of gross expenses to average net assets (d)	0.95%	0.90%		0.92%	0.92%	0.92%
Portfolio turnover	57%	110%		117%	193%	205%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.23% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

15

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2017

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company, and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory RS International VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"). The Fund seeks to provide long-term capital appreciation.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies (Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies).

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last

16

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's net asset value is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2017, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities
Common Stocks	$—	$177,033,284	$177,033,284
Preferred Stocks	—	2,268,687	2,268,687
Collateral for Securities Loaned	2,888,531	—	2,888,531
Total	$2,888,531	$179,301,971	$182,190,502

There were no transfers among any levels during the year ended December 31, 2017.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

17

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

Open-End & Closed-End Funds:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "underlying funds"). The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Foreign Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Fund enters into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Fund does not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of December 31, 2017, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund. The following table is a summary of the Fund's securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2017:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
$2,731,623	$2,888,531	$156,908

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification.

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund, or jointly with an affiliated trust, are allocated among the Fund and respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2017 were as follows for the Fund:

Purchases	Sales
$100,578,251	$129,967,355

For the year ended December 31, 2017, there were no purchases or sales of U.S. Government Securities.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.80% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2017, Colin Kinney serves as the Trust's Chief Compliance Officer ("CCO"). The CCO is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services. Prior to July 1, 2017, EJV Financial Services LLC served as the Trust's CCO. Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Victory Trusts"), paid EJV Financial Services LLC $220,000 annually for CCO consulting services.

The Victory Trusts pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Trusts and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Effective August 1, 2016, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2018. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2017, the expense limit (excluding voluntary waivers) is 0.93%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2017, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2020
$39,115

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2017.

Certain officers and/or interested trustees of the Fund are also officers of the Adviser, Administrator and Fund Accountant, Legal and CCO.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to foreign securities risk. Foreign securities are (including ADRs and other depository receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

The Fund will be subject to emerging market risk. Risk of investment in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards and less developed legal systems.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, another series of the Victory Trusts, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. The agreement was subsequently amended on July 28, 2017 with a new termination date of July 27, 2018. For the year ended December 31, 2017, Citibank earned approximately $150,000 in

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

commitment fees from the Victory Trusts. Each fund in the Victory Trusts pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. As of December 31, 2017, the interest rate on outstanding borrowings was 2.57%.

The average loans for the days outstanding and average interest rate for the Fund during the year ended December 31, 2017 were as follows:

Amount Outstanding at December 31, 2017	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$644,444	9	2.10%

*For the year ended December 31, 2017, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and Adviser received an exemptive order granted by the SEC on March 28, 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Board approved the Interfund Lending Policy and Procedures relating to the Facility on May 24, 2017. The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2017.

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2017
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,484,383	$—	$3,484,383
Year Ended December 31, 2016
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,689,656	$—	$3,689,656

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,384,159	$1,236,975	$2,621,134	$30,005,853	$32,626,987

*The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

During the tax year ended December 31, 2017, the Fund utilized $9,924,073 in capital loss carryforwards that were not subject to expiration.

As of December 31, 2017, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$152,199,100	$34,053,958	$(4,062,556)	$29,991,402

8.  Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts in January 2017. Based on billing information received during 2016 from State Street, and an analysis of previously merged or reorganized fund events, and expense limitation agreements in place during the period of the over-billing, the Adviser was due a portion of the refund, due to additional expenses waived or reimbursed by the Adviser during the period of the over billing.

The portion of the refund retained by the Fund is accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2017, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100.0%

10.  Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Fund's adoption of these amendments, effective with the financial statements prepared as of December 31, 2017, required additional disclosures reflected herein, but had no effect on the Fund's net assets or results of operations.

In March 2017, the FASB issued Accounting Standards Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

11.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Victory Variable Insurance Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory RS International VIP Series (the "Fund") (one of the portfolios constituting the Victory Variable Insurance Trust (the "Trust")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial statements of the Fund for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those financial statements. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the Victory Variable Insurance Trust) as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provides a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 16, 2018

26

Victory Variable Insurance Funds	Supplemental Information December 31, 2017

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 43 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 66	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 70	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 66*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 74	Trustee	July 2016	Retired; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 63	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

27

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 64	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 60*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 56	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, 73	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 45**	Trustee	May 2008	Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The current officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust's Treasurer is employed by Citi, which entity receives fees from the Trust for serving as the sub-fund accountant and sub-administrator.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 48	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 49	Treasurer**	May 2006-May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Allan Shaer, 52	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 33	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017). Registered Principal, Victory Capital Advisers, Inc. (since 2011).
Edward J. Veilleux, 74	Chief Compliance Officer***	October 2005-July 2017	President of EJV Financial Services (mutual fund consulting).
Colin Kinney, 44	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 64	Assistant Secretary	February 1998	Partner, Morrison & Foerster LLP (2011-2017); Partner, Shearman & Sterling LLP (since 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

**  On May 24, 2017, Mr. Sabato resigned his position with the Trust.

***  On July 1, 2017, Mr. Veilleux resigned his position with the Trust.

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
$1,000.00	$1,111.60	$4.95	0.93%

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
$1,000.00	$1,020.52	$4.74	0.93%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2017, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 45%.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2017 were $0.48 and $0.16, respectively.

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Series at a meeting, which was called for that purpose, on December 5, 2017. The Board also considered information relating to the Series and the Agreement provided throughout the year and at a meeting on October 24, 2017. The Board noted that prior to the Series' reorganization on July 29, 2016, the Series was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Series and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered the Series' advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Series for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Series as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Series shareholders as the Series grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Series;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Series;

•  Total expenses of the Series, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Series at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Series;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Series for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Series and the Adviser.

The Board reviewed the Series' current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Series. In addition, the Board compared the Series' total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by FUSE Research Network, LLC ("FUSE") and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Series' peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

applicable. The Board noted that the advisory fee arrangements for the Series do not include breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the Series' performance over one-, three-, five- and ten-year periods against the performance of the Series' selected peer group and benchmark index. The Board recognized that the performance of the Series and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following the Series' reorganization, the Series is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to the Series, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board considered that the Series' gross annual management fee reasonable as compared to the median gross management fee charged to the funds in the Series' peer group. The Board noted that the Series' net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Series' prospectus. The Board then compared the Series' performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Series underperformed the benchmark index for the one- and five-year periods, outperformed the benchmark index for the three- and ten-year periods, underperformed the peer group for the one-year period, and outperformed the peer group for the three-, five- and ten-year periods.

Having considered, among other things, that: (1) the Series' management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) the Series' total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Series' expenses during that period; and (4) the Series had performed well during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Series' shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Series, was consistent with the best interests of the Series and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Series, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Series and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Series and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Series;

•  The Adviser's representations regarding its staffing and capabilities to manage the Series, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

33

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-IVIP-AR (12/17)

December 31, 2017

Annual Report

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (unaudited)	3
Fund Review and Commentary (unaudited)	4
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	23
Supplemental Information (unaudited)
Trustee and Officer Information	24
Proxy Voting and Form N-Q Information	27
Expense Examples	27
Additional Federal Income Tax Information	29
Advisory Contract Renewal	30

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

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2

Victory Funds Letter to Shareholders

Dear Shareholder,

For all practical purposes, 2017 was a full-on stampede. The bull market roared ahead and domestic stocks registered their ninth consecutive year of gains. The S&P 500 Index® increased nearly 22 percent, the Dow Jones Industrial Average was up 25 percent, and the tech-heavy NASDAQ Composite outpaced both, rising 28 percent. Global investors also enjoyed robust returns, led by the 37 percent gains posted by the MSCI Emerging Markets Index. By virtually any measure, equities enjoyed a very good year.

Investors celebrated strong corporate profits and rising real gross domestic product, which increased at an annual rate of 3.2 percent in the third quarter, according to the U.S. Bureau of Economic Analysis. The consumer also played a leading role as annual retail sales grew by 4.2 percent during 2017, according to the U.S. Department of Commerce, the strongest growth since 2014. Add in the new sweeping legislation that will significantly lower corporate tax rates and it's easy to see why markets were buoyed.

Yet despite this encouraging backdrop, the pragmatists among us continue to fret. Maybe that's not such a bad thing since unbridled optimism often ends in tears. Given where we are in this business cycle, we believe that risk management protocols are likely to become more important than ever.

There are plenty of potential headwinds to contemplate. Chief among these are concerns regarding future borrowing costs and the trajectory of interest rates. The Federal Reserve has telegraphed its intentions to tighten monetary policy by ending its bond buying program and continuing on a path of measured rate increases in 2018. It's no surprise that early in the year, the 10-Year Treasury responded by pushing above 2.5 percent, still low by historical standards but possibly trending towards levels not seen in some time.

Some investors are leery of tighter labor markets, higher wages, and the possibility of rising inflation. Others are more focused on valuations and wonder if certain sectors have gotten ahead of fundamentals. And finally, geopolitical tensions are never far from mind since they can materialize with little warning. Areas of concern ebb and flow with the news, shifting from the Korean Peninsula to U.S.-Russian relations to the Mideast or any number of global hot spots.

All these risks do not necessarily portend to trouble. But after years of impressive stock market gains it's important that we acknowledge both the risks and historical rates of return. Risk management is a hallmark of our independent investment franchises at Victory Capital, all of which are committed to offering products that help investors achieve their objectives at all points of the market cycle. This could prove invaluable in an aging bull market.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  Victory RS Large Cap Alpha VIP Series (the "Fund") delivered positive returns and relative outperformance as it exceeded the Russell 1000 Value Index (the "Index") for the twelve-month period ended December 31, 2017.

•  In 2017, outperformance was the result of strong stock selection across many industry groups with particularly strong selection in Financials, Information Technology, Consumer Discretionary, Real Estate and Utilities. Stock selection in these sectors far outpaced the modestly negative selection effect in the Consumer Staples, Energy, Materials, Health Care and Industrials sectors. Industry allocation was also a positive for the Fund relative to the Index with positive contributions across every sector with the exception of Consumer Staples. The allocation effect drove approximately 46% of excess return, with the balance being driven by selection/interaction effects. Overall, the Fund's performance exceeded that of the Index by 5.04%.

•  The Fund pursues long-term capital appreciation by seeking to identify large-cap companies with improving returns on invested capital, based on the investment team's assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

Market Overview

U.S. equity markets delivered robust positive performance in 2017, as the S&P 500® Index continued to provide strong returns since its bottom in March 2009. A combination of factors aligned to provide this past year's stock market advance. At the beginning of 2017, the market looked with favor at the incoming Trump Administration's potential impact on the business regulatory regime and tax code in the United States. The market was also hopeful that the new administration would provide further fiscal stimulus through such efforts as a potential infrastructure program. With a continued backdrop of low interest rates, ample liquidity, low unemployment and solid GDP growth, the S&P 500® Index continued to rise through the year, reflecting the strong U.S. economic environment. Trends outside of the United States followed a similar course, helping to reinforce strong equity market performance throughout the world. European and Asian economies experienced solid performance with sectors that had been lagging the past couple of years, such as commodities, improving along with continued strength in industries that had already been enjoying a healthy backdrop. European, Asian and Emerging Markets equity markets all had robust, positive performance in 2017 reflecting these economic conditions. Despite this strong economic backdrop, bond markets continued to provide relatively low interest rates. The U.S. Treasury 10-year yield even declined to close to 2% in early September. However, with consistent economic strength and some signs of inflation, 10-year U.S. Treasury rates rebounded to end the year at 2.405%.

Performance Update

For the one-year period ended December 31, 2017, the Fund outperformed its benchmark and returned 18.67% versus 13.66% for the Index.

4

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series (continued)

Performance Review

The Fund showed strong performance in 2017, beating the Index through strong stock selection and industry allocation across multiple industries.

The largest contribution to the Fund's outperformance relative to the Index came from the Financial Services sector. Major contributors included Progressive Corporation and CBOE Global Markets, Inc. Progressive is a property/casualty insurance underwriter predominantly focused on personal auto and home lines. Throughout the year, the company's data-driven approach to underwriting, coupled with low-cost direct marketing, drove incrementally strong growth in premiums accompanied by strong underwriting profitability. This was recognized by the market increasingly over the course of the year, with the shares' returns well exceeding sector and Index levels. CBOE operates financial options exchanges globally. As the company executed on and integrated its acquisition of Bats Global Markets earlier in 2017, opened new exchanges and products, and saw volumes accelerate on its existing exchanges, the company's profits and returns on invested capital ("ROICs") expanded significantly, which in turn led to the shares outpacing both sector and Index returns.

The Information Technology sector was another outperformer for the Fund in 2017. Alphabet Inc. and Visa Inc. were important contributors to the sector's outperformance. Alphabet (the parent of Google), a holdings company involved in internet software and applications, and a long-term holding of the Fund, continued to demonstrate exceptional profitability and excellent ROICs as its core businesses accelerated further despite periodic regulatory issues. Visa, operator of one of the three major global electronic payments networks, experienced significant revenue and profit growth, accompanied by excellent ROICs, as transaction volume on its network increased meaningfully. The shares advanced substantially in recognition of these fundamentals.

Despite strong stock selection, not all of the Fund's holdings were positive contributors relative to the Index. Noble Energy shares lagged the Index and the Energy sector, as investors shunned the shares despite improving oil prices, owing to short-term concerns over capital allocation, which we believe are not warranted in the long run. We believe the company's low-cost, geographically-diversified asset base will begin to show increasingly strong profitability and ROICs over the next two years as key development projects are brought online in the Eastern Mediterranean and in the Permian Basin in Texas. Allergan, a global specialty pharmaceutical company, under-performed its sector and the Index as concerns surrounding industry competition, as well as pricing power, weighed on the shares. The company has a number of key drugs progressing through clinical trials, and for this reason we continue to hold the shares.

Outlook

In our estimation, equity valuations are elevated compared to historical precedent, but look much more reasonable when comparing earnings yields to Treasury or even corporate bond yields. In any case, we continue to believe the best way to generate alpha is through deep bottom-up business analysis with a strong focus on downside protection and improving returns. In the Fund's portfolio we continue to find names that meet these characteristics and that we believe are trading at a material discount to intrinsic value. In addition, as we have seen throughout our years of investing, shifts in underlying economic and market conditions often create significant dislocations that can best be capitalized upon through deep fundamental analysis. We remain vigilant in seeking out a portfolio with names where we believe the asymmetric return opportunity remains materially in our favor.

5

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series (continued)

Average Annual Return

Year Ended December 31, 2017

INCEPTION DATE	4/13/83
	Net Asset Value	Russell 1000 Value Index[1]	S&P 500 Index[2]
One Year	18.67%	13.66%	21.83%
Three Year	8.23%	8.65%	11.41%
Five Year	14.84%	14.04%	15.79%
Ten Year	8.09%	7.10%	8.50%
Since Inception	10.82%	N/A	N/A

Expense Ratios

Gross	0.54%
With Applicable Waivers	0.54%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory RS Large Cap Alpha VIP Series — Growth of $10,000

1The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Value
Common Stocks (98.7%)
Banks (11.6%):
Comerica, Inc.	538,910	$46,782,777
JPMorgan Chase & Co.	315,660	33,756,680
The PNC Financial Services Group, Inc.	172,360	24,869,824
U.S. BanCorp	341,910	18,319,538
		123,728,819
Capital Markets (6.8%):
Ameriprise Financial, Inc.	106,520	18,051,944
CBOE Holdings, Inc.	95,380	11,883,394
E*TRADE Financial Corp. (a)	861,875	42,723,144
		72,658,482
Consumer Discretionary (5.9%):
Liberty Interactive Corp. QVC Group, Series A, Class A (a)	887,474	21,672,115
MGM Resorts International	636,390	21,249,062
The Priceline Group, Inc. (a)	4,430	7,698,188
Twenty-First Century Fox, Inc.	346,175	11,953,423
		62,572,788
Consumer Staples (5.9%):
CVS Health Corp.	150,195	10,889,138
Mondelez International, Inc., Class A	594,700	25,453,160
Post Holdings, Inc. (a)	332,420	26,337,637
		62,679,935
Energy (11.8%):
Chevron Corp.	278,450	34,859,155
ConocoPhillips	173,630	9,530,551
Devon Energy Corp.	483,971	20,036,399
Enterprise Products Partners LP	617,740	16,376,287
Helmerich & Payne, Inc. (b)	303,340	19,607,898
Noble Energy, Inc.	849,520	24,755,013
		125,165,303
Health Care (6.5%):
Aetna, Inc.	87,770	15,832,830
Allergan PLC	175,277	28,671,812
UnitedHealth Group, Inc.	57,595	12,697,394
Zimmer Biomet Holdings, Inc.	95,410	11,513,125
		68,715,161
Industrials (4.8%):
Sensata Technologies Holding NV (a) (b)	310,410	15,865,055
Southwest Airlines Co.	285,060	18,657,177
Union Pacific Corp.	120,240	16,124,184
		50,646,416

See notes to financial statements.

7

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Information Technology (16.8%):
Alphabet, Inc., Class A (a)	39,835	$41,962,189
Cognizant Technology Solutions Corp., Class A	297,597	21,135,339
FleetCor Technologies, Inc. (a)	207,700	39,967,711
Microsoft Corp.	267,008	22,839,865
SS&C Technologies Holdings, Inc.	450,330	18,229,358
Visa, Inc., Class A	287,560	32,787,591
		176,922,053
Insurance (14.1%):
Aflac, Inc.	207,010	18,171,338
Arch Capital Group Ltd. (a)	219,799	19,951,155
Athene Holding Ltd., Class A (a)	1,005,570	51,998,025
Brown & Brown, Inc.	639,320	32,899,406
The Progressive Corp.	470,750	26,512,640
		149,532,564
Materials (6.6%):
Ball Corp.	881,690	33,371,967
Lyondellbasell Industries NV, Class A	146,818	16,196,962
Sealed Air Corp.	426,570	21,029,901
		70,598,830
Real Estate (4.8%):
Equity Commonwealth (a)	675,360	20,605,233
Invitation Homes, Inc.	661,880	15,600,512
Iron Mountain, Inc.	379,750	14,327,968
		50,533,713
Utilities (3.1%):
Duke Energy Corp.	232,110	19,522,772
Exelon Corp.	339,910	13,395,853
		32,918,625
Total Common Stocks (Cost $820,966,149)		1,046,672,689
Collateral for Securities Loaned (2.6%)
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (c)	8,880,543	8,880,543
Fidelity Investments Money Market Prime Money Market Portfolio, Class I, 1.43% (c)	10,214,139	10,214,139
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (c)	8,510,861	8,510,861
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (c)	170,224	170,224
Total Collateral for Securities Loaned (Cost $27,775,767)		27,775,767
Total Investments (Cost $848,741,916) — 101.3%		1,074,448,456
Liabilities in excess of other assets — (1.3)%		(13,708,403)
NET ASSETS — 100.00%		$1,060,740,053

See notes to financial statements.

8

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	Schedule of Portfolio Investments — continued December 31, 2017

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

9

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2017
	Victory RS Large Cap Alpha VIP Series
ASSETS:
Investments, at value (Cost $848,741,916)	$1,074,448,456	(a)
Cash and cash equivalents	18,327,758
Interest and dividends receivable	691,856
Receivable for capital shares issued	7,705
Receivable from Adviser	133,770
Prepaid expenses	2
Total Assets	1,093,609,547
LIABILITIES:
Securities lending collateral	27,775,767
Payable for investments purchased	4,316,549
Payable for capital shares redeemed	198,650
Accrued expenses and other payables:
Investment advisory fees	449,159
Administration fees	54,004
Custodian fees	7,512
Transfer agent fees	183
Chief Compliance Officer fees	1,195
Trustees' fees	2,490
Other accrued expenses	63,985
Total Liabilities	32,869,494
NET ASSETS:
Capital	734,829,918
Accumulated net investment income (loss)	659,373
Accumulated net realized gains (losses) from investments	99,544,222
Net unrealized appreciation (depreciation) on investments	225,706,540
Net Assets	$1,060,740,053
Shares (unlimited number of shares authorized with a par value of $0.001 per share):	19,639,944
Net asset value:	$54.01

(a)  Includes $27,083,237 of securities on loan.

See notes to financial statements.

10

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2017
Victory RS Large Cap Alpha VIP Series
Investment Income:
Dividend income	$15,887,232
Interest income	155,888
Securities lending income	78,520
Total Income	16,121,640
Expenses:
Investment advisory fees	5,133,280
Administration fees	617,056
Custodian fees	43,530
Transfer agent fees	2,219
Trustees' fees	82,179
Chief Compliance Officer fees	11,266
Legal and audit fees	131,253
Other expenses	149,240
Total Expenses	6,170,023
Expenses waived/reimbursed by Adviser	(522,796)
Net Expenses	5,647,227
Net Investment Income (Loss)	10,474,413
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	103,673,960
Net change in unrealized appreciation/depreciation on investments	62,191,294
Net realized/unrealized gains on investments	165,865,254
Change in net assets resulting from operations	$176,339,667

See notes to financial statements.

11

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory RS Large Cap Alpha VIP Series
	Year Ended December 31, 2017	Year Ended December 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$10,474,413	$10,956,578
Net realized gains (losses) from investment transactions	103,673,960	33,229,864
Net change in unrealized appreciation/depreciation on investments	62,191,294	40,736,219
Change in net assets resulting from operations	176,339,667	84,922,661
Distributions to Shareholders:
From net investment income	(10,800,168)	(11,072,978)
From net realized gains	—	(37,232,682)
Change in net assets resulting from distributions to shareholders	(10,800,168)	(48,305,660)
Change in net assets resulting from capital transactions	(125,399,135)	(31,904,006)
Capital Contribution from Prior Custodian, Net (See Note 8)	—	65,949
Change in net assets	40,140,364	4,778,944
Net Assets:
Beginning of period	1,020,599,689	1,015,820,745
End of period	$1,060,740,053	$1,020,599,689
Accumulated net investment income (loss)	$659,373	$66,753
Capital Transactions:
Proceeds from shares issued	$8,905,556	$18,363,745
Distributions reinvested	10,800,168	48,305,660
Cost of shares redeemed	(145,104,859)	(98,573,411)
Change in net assets resulting from capital transactions	$(125,399,135)	$(31,904,006)
Share Transactions:
Issued	181,681	422,654
Reinvested	199,449	1,048,300
Redeemed	(2,937,643)	(2,224,114)
Change in Shares	(2,556,513)	(753,160)

See notes to financial statements.

12

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Large Cap Alpha VIP Series
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$45.98	$44.26		$50.63	$51.52	$39.00
Investment Activities:
Net investment income (loss)	0.51 (a)	0.50	(a)	0.60 (a)	0.73	0.63
Net realized and unrealized gains (losses) on investments	8.07	3.50		(1.64)	6.21	14.40
Total from Investment Activities	8.58	4.00		(1.04)	6.94	15.03
Distributions to Shareholders:
Net investment income	(0.55)	(0.52)		(0.67)	(0.71)	(0.63)
Net realized gains from investments	—	(1.76)		(4.66)	(7.12)	(1.88)
Total Distributions	(0.55)	(2.28)		(5.33)	(7.83)	(2.51)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	(b)	—	—	—
Net Asset Value, End of Period	$54.01	$45.98		$44.26	$50.63	$51.52
Total Return (c)	18.67%	9.03	%(d)	(2.01)%	13.58%	38.71%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,060,740	$1,020,600		$1,015,821	$1,148,698	$1,154,305
Ratio of net expenses to average net assets	0.55%	0.54%		0.55%	0.55%	0.54%
Ratio of net investment income (loss) to average net assets	1.02%	1.12%		1.20%	1.27%	1.24%
Ratio of gross expenses to average net assets (e)	0.60%	0.54%		0.55%	0.55%	0.54%
Portfolio turnover	56%	84%		47%	56%	48%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
See notes to financial statements.

13

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2017

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company, and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory RS Large Cap Alpha VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"). The Fund seeks to provide long-term capital appreciation.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies (Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies).

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there

14

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

Debt securities of United States ("U.S."). issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of December 31, 2017, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices	Total
	Investments in Securities	Investments in Securities
Common Stocks	$1,046,672,689	$1,046,672,689
Collateral for Securities Loaned	27,775,767	27,775,767
Total	$1,074,448,456	$1,074,448,456

There were no transfers among any levels during the year ended December 31, 2017.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End & Closed-End Funds:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "underlying funds"). The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

15

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2017:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
$27,083,237	$27,775,767	$692,530

16

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund, or jointly with an affiliated trust, are allocated among the Fund and respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

17

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2017 were as follows for the Fund:

Purchases	Sales
$555,550,156	$663,475,164

For the year ended December 31, 2017, there were no purchases or sales of U.S. Government Securities.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2017, Colin Kinney serves as the Trust's Chief Compliance Officer ("CCO"). The CCO is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services. Prior to July 1, 2017, EJV Financial Services LLC served as the Trust's CCO. Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Victory Trusts"), paid EJV Financial Services LLC $220,000 annually for CCO consulting services.

The Victory Trusts pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Trusts and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Effective August 1, 2016, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2018. Under the terms of the agreement, to the extent that ordinary

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2017, the expense limit (excluding voluntary waivers) is 0.55%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2017, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2020
$522,796

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2017.

Certain officers and/or interested trustees of the Fund are also officers of the Adviser, Administrator and Fund Accountant, Legal and CCO.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, another series of the Victory Trusts, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. The agreement was subsequently amended on July 28, 2017 with a new termination date of July 27, 2018. For the year ended December 31, 2017, Citibank earned approximately $150,000 in commitment fees from the

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

Victory Trusts. Each fund in the Victory Trusts pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. As of December 31, 2017, the interest rate on outstanding borrowings was 2.57%.

The Fund did not utilize or participate in Line of Credit during the year ended December 31, 2017.

Interfund Lending:

The Trust and Adviser received an exempted order granted by the SEC on March 28, 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Board approved the Interfund Lending Policy and Procedures relating to the Facility on May 24, 2017. The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2017.

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2017
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$10,800,168	$—	$10,800,168
Year Ended December 31, 2016
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$24,644,716	$23,660,944	$48,305,660

As of December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$12,275,459	$87,279,277	$99,554,736	$226,355,399	$325,910,135

*The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and investments in master limited partnerships.

The fund had no capital loss carryforwards for U.S. federal income tax purposes as of December 31, 2017.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

As of December 31, 2017, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$848,093,057	$238,118,674	$(11,763,275)	$226,355,399

8.  Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014, the end of the Fund's contract with State Street. The over- billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the over-billing, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Statement of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2017, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100%

10.  Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Fund's adoption of these amendments, effective with the financial statements prepared as of December 31, 2017, required additional disclosures reflected herein, but had no effect on the Fund's net assets or results of operations.

In March 2017, the FASB issued Accounting Standards Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

11.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Victory Variable Insurance Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory RS Large Cap Alpha VIP Series (the "Fund") (one of the portfolios constituting the Victory Variable Insurance Trust (the "Trust")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial statements of the Fund for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those financial statements. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the Victory Variable Insurance Trust) as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provides a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 16, 2018

23

Victory Variable Insurance Funds	Supplemental Information December 31, 2017

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 43 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 66	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 70	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 66*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 74	Trustee	July 2016	Retired; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 63	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

24

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 64	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 60*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 56	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, 73	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 45**	Trustee	May 2008	Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

25

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The current officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust's Treasurer is employed by Citi, which entity receives fees from the Trust for serving as the sub-fund accountant and sub-administrator.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 48	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 49	Treasurer**	May 2006-May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Allan Shaer, 52	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Chistopher A. Ponte, 33	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017). Registered Principal, Victory Capital Advisers, Inc. (since 2011).
Edward J. Veilleux, 74	Chief Compliance Officer***	October 2005-July 2017	President of EJV Financial Services (mutual fund consulting).
Colin Kinney, 44	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 64	Assistant Secretary	February 1998	Partner, Morrison & Foerster LLP (2011-2017); Partner, Shearman & Sterling LLP (since 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

**  On May 24, 2017, Mr. Sabato resigned his position with the Trust.

***  On July 1, 2017, Mr. Veilleux resigned his position with the Trust.

26

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
$1,000.00	$1,111.90	$2.93	0.55%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

27

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
$1,000.00	$1,022.43	$2.80	0.55%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2017, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 65%.

Dividends qualifying for corporate dividends received a deduction of 59%.

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Series at a meeting, which was called for that purpose, on December 5, 2017. The Board also considered information relating to the Series and the Agreement provided throughout the year and at a meeting on October 24, 2017. The Board noted that prior to the Series' reorganization on July 29, 2016, the Series was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Series and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered the Series' advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Series for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Series as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Series shareholders as the Series grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Series;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Series;

•  Total expenses of the Series, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Series at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Series;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Series for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Series and the Adviser.

The Board reviewed the Series' current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Series. In addition, the Board compared the Series' total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by FUSE Research Network, LLC ("FUSE") and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Series' peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies, and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology, as compared to the prior year including as a result of input from the Adviser, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent

30

Victory Variable Insurance Funds	Supplemental Information December 31, 2017

  (Unaudited)

applicable. The Board noted that the advisory fee arrangements for the Series do not include breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the Series' performance over one-, three-, five- and ten-year periods against the performance of the Series' selected peer group and benchmark index. The Board recognized that the performance of the Series and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following the Series' reorganization, the Series is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to the Series, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board considered that the Series' gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Series' peer group. The Board noted that the Series' net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Series' prospectus. The Board then compared the Series' performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Series outperformed both the benchmark index and the peer group for the one-, five- and ten-year periods, and underperformed both the benchmark index and the peer group for the three-year period.

Having considered, among other things, that: (1) the Series' management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) the Series' total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Series' expenses during that period; and (4) the Series had performed well during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Series' shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Series, was consistent with the best interests of the Series and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Series, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Series and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Series and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Series;

•  The Adviser's representations regarding its staffing and capabilities to manage the Series, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

31

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-LCAVIP-AR (12/17)

December 31, 2017

Annual Report

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	22
Supplemental Information (Unaudited)
Trustee and Officer Information	23
Proxy Voting and Form N-Q Information	26
Expense Examples	26
Additional Federal Income Tax Information
Advisory Contract Renewal	27

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders

Dear Shareholder,

For all practical purposes, 2017 was a full-on stampede. The bull market roared ahead and domestic stocks registered their ninth consecutive year of gains. The S&P 500 Index® increased nearly 22 percent, the Dow Jones Industrial Average was up 25 percent, and the tech-heavy NASDAQ Composite outpaced both, rising 28 percent. Global investors also enjoyed robust returns, led by the 37 percent gains posted by the MSCI Emerging Markets Index. By virtually any measure, equities enjoyed a very good year.

Investors celebrated strong corporate profits and rising real gross domestic product, which increased at an annual rate of 3.2 percent in the third quarter, according to the U.S. Bureau of Economic Analysis. The consumer also played a leading role as annual retail sales grew by 4.2 percent during 2017, according to the U.S. Department of Commerce, the strongest growth since 2014. Add in the new sweeping legislation that will significantly lower corporate tax rates and it's easy to see why markets were buoyed.

Yet despite this encouraging backdrop, the pragmatists among us continue to fret. Maybe that's not such a bad thing since unbridled optimism often ends in tears. Given where we are in this business cycle, we believe that risk management protocols are likely to become more important than ever.

There are plenty of potential headwinds to contemplate. Chief among these are concerns regarding future borrowing costs and the trajectory of interest rates. The Federal Reserve has telegraphed its intentions to tighten monetary policy by ending its bond buying program and continuing on a path of measured rate increases in 2018. It's no surprise that early in the year, the 10-Year Treasury responded by pushing above 2.5 percent, still low by historical standards but possibly trending towards levels not seen in some time.

Some investors are leery of tighter labor markets, higher wages, and the possibility of rising inflation. Others are more focused on valuations and wonder if certain sectors have gotten ahead of fundamentals. And finally, geopolitical tensions are never far from mind since they can materialize with little warning. Areas of concern ebb and flow with the news, shifting from the Korean Peninsula to U.S. - Russian relations to the Mideast or any number of global hot spots.

All these risks do not necessarily portend to trouble. But after years of impressive stock market gains it's important that we acknowledge both the risks and historical rates of return. Risk management is a hallmark of our independent investment franchises at Victory Capital, all of which are committed to offering products that help investors achieve their objectives at all points of the market cycle. This could prove invaluable in an aging bull market.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

Victory Variable Insurance Funds

RS Small Cap Growth Equity VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  In a strong year for U.S. equity markets, small-cap growth stocks as measured by the Russell 2000® Growth Index (the "Index") delivered a solid gain, supported by a strong economic landscape and a strength in underlying fundamentals.

•  Victory RS Small Cap Growth Equity VIP Series (the "Fund") delivered strong positive performance and outperformed the Index for the twelve-month period ended December 31, 2017. This outperformance was due primarily to positive stock selection in six of the eight core sectors of coverage, led by stock selection within the Technology and Health Care sectors. Stock selection in Materials and Energy provided modest offsets to the Fund's relative performance.

•  The Fund seeks long-term capital growth by investing primarily in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets delivered robust positive performance in 2017, as the S&P 500® Index delivered its ninth straight year of positive returns. The stock market advance was supported by the resilience in the U.S. economy, continued strength in the job market, and the passing of the largest corporate tax reform in decades.

The year began on a positive note with strong performance in January and subsequently posted another eleven straight months of positive returns, resulting in the first year on record that the S&P 500 provided positive returns in each month of the year. This record-setting year occurred despite the continued rhetoric from Donald Trump regarding North Korea and the Federal Reserve reversing the extreme monetary policy that it had introduced during the global financial crisis almost ten years ago. Stock market performance was largely driven by the strength in corporate fundamentals, which was driven by the continued strength of the U.S. economy. Gross Domestic Product (GDP) posted consecutive quarters of annualized real growth above 3% for the first time since 2013, according to the Bureau of Economic Analysis. Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, reversing the outperformance of small-cap stocks in 2016. Growth-oriented investments continued to outperform value, as investors favored the strong fundamentals and relative certainty of growth stocks. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over the 1, 3, 5, 10, and 15 year periods.

Performance Update

The Fund returned 38.19% for the twelve-month period ended December 31, 2017, outperforming the Index, which returned 22.17%.

4

Victory Variable Insurance Funds

Portfolio Review

Within the Technology sector, contributors included RingCentral, a provider of software-as-a-service solutions for businesses to support modern communications. RingCentral's outperformance was driven by strong execution, as the company reported revenue up 34% year-over-year and wider gross margins, leading to earnings that doubled year-over-year in the most recent quarter and easily beat expectations. Our outlook for the company remains strong, driven by its continued march to the larger enterprise market and by the company's attractive valuation relative to its anticipated growth rate.

Stock selection within the Health Care sector was also additive to performance, due in large part to investments in biotechnology companies Loxo Oncology, Inc. and Ignyta, Inc. Loxo has shown great progress in identifying and inhibiting the operation of the specific enzymes that contribute to tumor growth, rather than targeting a specific cancer, and thus may provide treatment for a wide variety of cancer types.

Ignyta is focused on precision medicine in oncology and is pursuing an integrated therapeutic and companion diagnostic strategy for treating cancer patients, with a number of compounds in the pipeline. The stock performed well throughout the year, highlighted by the announcement it would be acquired by Roche in December.

Within the Health Care sector, Five Prime Therapeutics, Inc. was a negative contributor. Five Prime Therapeutics, Inc. is a clinical-stage biotechnology company focused on discovering and developing protein therapeutics. The stock underperformed, given results of a phase 1 trial that showed high levels of toxicity. We continue to hold the position as we believe there may be long-term value in the drug.

MSC Industrial Direct Co., Inc., a distributor of metalworking and maintenance, repair and operations products and services, also detracted from performance. We invested in MSC given their leading industrial distributor position and ability to help their customers reduce costs. However, the stock underperformed due to the impact the company's shift toward national accounts had on margins, which occurred faster than anticipated.

Ritchie Bros. Auctioneers Inc., an industrial auctioneer and used equipment distributor, was also a negative contributor to performance. We owned the stock given the company's leading position in construction equipment auctioning, strengthening end markets for used equipment, and new market opportunities in transportation, agriculture, and oil and gas markets. We sold the Fund's position as a result of the prolonged acquisition of IronPlanet, a deal we believe has long-term transformative potential but execution issues related to the acquisition that have delayed the realization of synergies and disrupted the sales force.

Outlook

Looking ahead, we remain optimistic for U.S. economic growth and corporate earnings against an expected backdrop of positive employment trends, improving income growth, and moderate inflation. While we acknowledge potential headwinds from a less accommodative Fed, as well as international economic uncertainty, we note that the U.S. economy is still expected to grow at a high rate, supported by the largest corporate tax reform in decades. Despite an expected uptick in U.S. interest rates, they remain low relative to history. We believe that the current environment remains supportive of small-cap stocks. We also remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

5

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series (continued)

Average Annual Return

Year Ended December 31, 2017

INCEPTION DATE	5/1/97
	Net Asset Value	Russell 2000 Growth Index[1]	Russell 2000 Index[2]
One Year	38.19%	22.17%	14.65%
Three Year	12.15%	10.28%	9.96%
Five Year	18.45%	15.21%	14.12%
Ten Year	11.56%	9.19%	8.71%
Since Inception	10.49%	N/A	N/A

Expense Ratios

Gross	0.88%
With Applicable Waivers	0.88%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory RS Small Cap Growth Equity VIP Series — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses. It is not possible to invest directly in an index.

2The Russell 2000® Index is an unmanaged market-capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Value
Common Stocks (99.3%)
Communications Equipment (0.9%):
Lumentum Holdings, Inc. (a)(b)	20,803	$1,017,267
Consumer Discretionary (15.4%):
Burlington Stores, Inc. (a)	9,738	1,198,066
Eldorado Resorts, Inc. (a)(b)	26,710	885,437
Five Below, Inc. (a)	17,514	1,161,528
Grand Canyon Education, Inc. (a)	21,119	1,890,784
LCI Industries	11,290	1,467,700
Lithia Motors, Inc.	13,923	1,581,514
Ollie's Bargain Outlet Holdings, Inc. (a)	19,168	1,020,696
Planet Fitness, Inc., Class A (a)	54,530	1,888,373
Red Rock Resorts, Inc., Class A	47,070	1,588,142
Steven Madden Ltd. (a)	29,129	1,360,324
The Wendy's Co.	90,080	1,479,114
Visteon Corp. (a)	6,740	843,444
Weight Watchers International, Inc. (a)	17,570	778,000
		17,143,122
Consumer Staples (1.8%):
Nomad Foods Ltd. (a)	121,060	2,047,125
Electronic Equipment, Instruments & Components (2.0%):
Littelfuse, Inc.	6,949	1,374,651
Orbotech Ltd. (a)	16,830	845,539
		2,220,190
Energy (1.1%):
Diamondback Energy, Inc. (a)	9,715	1,226,519
Financials (7.7%):
Essent Group Ltd. (a)	37,240	1,616,961
Evercore Partners, Inc., Class A	10,450	940,500
LendingTree, Inc. (a)	3,004	1,022,712
Primerica, Inc.	7,810	793,106
Texas Capital Bancshares, Inc. (a)	14,160	1,258,824
Walker & Dunlop, Inc. (a)	22,440	1,065,900
Webster Financial Corp.	10,710	601,474
Western Alliance BanCorp (a)	24,474	1,385,717
		8,685,194
Health Care (22.5%):
Amicus Therapeutics, Inc. (a)	81,579	1,173,922
AtriCure, Inc. (a)	40,580	740,179
Bluebird Bio, Inc. (a)	8,942	1,592,569
Blueprint Medicines Corp. (a)	15,736	1,186,652
Celyad SA, ADR (a)	11,061	485,467
Eagle Pharmaceuticals, Inc. (a)(b)	11,870	634,095
Exact Sciences Corp. (a)	30,260	1,589,860
Five Prime Therapeutics, Inc. (a)	29,407	644,601
GW Pharmaceuticals PLC, ADR (a)(b)	9,100	1,201,291
HealthEquity, Inc. (a)	19,510	910,337

See notes to financial statements.

7

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Ignyta, Inc. (a)	46,117	$1,231,324
Immunomedics, Inc. (a)	35,020	565,923
Insmed, Inc. (a)	17,770	554,069
Insulet Corp. (a)	7,980	550,620
Integra LifeSciences Holdings Corp. (a)	8,680	415,425
Iovance Biotherapeutics, Inc. (a)	69,044	552,352
Irhythm Technologies, Inc. (a)	6,330	354,797
Kala Pharmaceuticals, Inc. (a)(b)	16,050	296,765
Ligand Pharmaceuticals, Inc., Class B (a)	7,388	1,011,639
Loxo Oncology, Inc. (a)(b)	13,916	1,171,449
Madrigal Pharmaceuticals, Inc. (a)	6,170	566,344
Masimo Corp. (a)	15,500	1,314,400
Medidata Solutions, Inc. (a)	6,800	430,916
Penumbra, Inc. (a)	10,910	1,026,631
Sage Therapeutics, Inc. (a)	8,976	1,478,437
Sienna Biopharmaceuticals, Inc. (a)(b)	13,060	237,039
Teladoc, Inc. (a)(b)	26,980	940,253
Vital Therapies, Inc. (a)(b)	73,247	435,820
WellCare Health Plans, Inc. (a)	8,316	1,672,430
		24,965,606
Industrials (14.5%):
Air Transport Services Group, Inc. (a)	41,400	957,996
Altra Industrial Motion Corp.	26,420	1,331,568
Azul SA, ADR (a)	63,100	1,503,673
Beacon Roofing Supply, Inc. (a)	26,190	1,669,874
BWX Technologies, Inc.	14,080	851,699
H&E Equipment Services, Inc.	51,070	2,075,996
HEICO Corp., Class A	18,217	1,440,054
Hexcel Corp.	19,013	1,175,954
Kennametal, Inc.	22,170	1,073,250
Proto Labs, Inc. (a)	11,320	1,165,960
Saia, Inc. (a)	16,310	1,153,933
Simpson Manufacturing Co., Inc.	6,670	382,925
Welbilt, Inc. (a)	63,840	1,500,878
		16,283,760
Internet Software & Services (8.0%):
Cornerstone OnDemand, Inc. (a)	17,050	602,377
Coupa Software, Inc. (a)	42,710	1,333,406
Envestnet, Inc. (a)	22,400	1,116,640
LogMeIn, Inc.	17,650	2,020,924
Mindbody, Inc. (a)	61,480	1,872,066
Q2 Holdings, Inc. (a)	20,240	745,844
Wix.com Ltd. (a)	19,580	1,126,829
		8,818,086

See notes to financial statements.

8

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
IT Services (7.1%):
Black Knight, Inc. (a)	43,903	$1,938,317
Euronet Worldwide, Inc. (a)	24,133	2,033,688
InterXion Holding NV (a)	29,350	1,729,596
WEX, Inc. (a)	6,100	861,503
WNS Holdings Ltd., ADR (a)	34,566	1,387,134
		7,950,238
Materials (3.4%):
Ashland Global Holdings, Inc.	17,430	1,241,016
Ferro Corp. (a)	64,180	1,514,006
GCP Applied Technologies, Inc. (a)	31,230	996,237
		3,751,259
Semiconductors & Semiconductor Equipment (6.9%):
Advanced Energy Industries, Inc. (a)	15,640	1,055,387
Cypress Semiconductor Corp.	63,050	960,882
MKS Instruments, Inc.	14,220	1,343,790
Monolithic Power Systems, Inc.	11,727	1,317,646
Tower Semiconductor Ltd. (a)	60,944	2,076,971
Versum Materials, Inc.	25,640	970,474
		7,725,150
Software (8.0%):
Fair Isaac Corp.	8,730	1,337,436
HubSpot, Inc. (a)	6,390	564,876
Proofpoint, Inc. (a)	24,415	2,168,296
RingCentral, Inc., Class A (a)	64,938	3,142,999
Take-Two Interactive Software, Inc. (a)	4,642	509,599
The Ultimate Software Group, Inc. (a)	5,215	1,138,069
		8,861,275
Total Common Stocks (Cost $79,318,609)		110,694,791
Collateral for Securities Loaned (5.0%)
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (c)	1,785,327	1,785,327
Fidelity Investments Money Market Prime Money Market Portfolio, Class I, 1.43% (c)	2,053,430	2,053,430
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (c)	1,711,007	1,711,007
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (c)	34,222	34,222
Total Collateral for Securities Loaned (Cost $5,583,986)		5,583,986
Total Investments (Cost $84,902,595) — 104.3%		116,278,777
Liabilities in excess of other assets — (4.3)%		(4,808,530)
NET ASSETS — 100.00%		$111,470,247

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

9

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2017
	Victory RS Small Cap Growth Equity VIP Series
ASSETS:
Investments, at value (Cost $84,902,595)	$116,278,777	(a)
Cash and cash equivalents	859,183
Interest and dividends receivable	16,937
Receivable for capital shares issued	5,566
Receivable for investments sold	410,851
Prepaid expenses	1
Total Assets	117,571,315
LIABILITIES:
Securities lending collateral	5,583,986
Payable for investments purchased	398,244
Payable for capital shares redeemed	22,755
Accrued expenses and other payables:
Investment advisory fees	70,844
Administration fees	5,519
Custodian fees	1,776
Transfer agent fees	57
Chief Compliance Officer fees	127
Trustees' fees	256
Other accrued expenses	17,504
Total Liabilities	6,101,068
NET ASSETS:
Capital	64,285,737
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investments	15,808,328
Net unrealized appreciation (depreciation) on investments	31,376,182
Net Assets	$111,470,247
Shares (unlimited number of shares authorized with a par value of $0.001 per share):	5,442,617
Net asset value:	$20.48

(a)  Includes $5,378,021 of securities on loan.

See notes to financial statements.

10

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2017
Victory RS Small Cap Growth Equity VIP Series
Investment Income:
Dividend income	$390,775
Interest income	12,547
Securities lending income	26,302
Total Income	429,624
Expenses:
Investment advisory fees	780,493
Administration fees	62,462
Custodian fees	6,505
Transfer agent fees	599
Trustees' fees	8,883
Chief Compliance Officer fees	1,140
Legal and audit fees	17,539
Other expenses	28,137
Total Expenses	905,758
Net Investment Income (loss)	(476,134)
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	18,834,058
Net change in unrealized appreciation/depreciation on investments	15,172,056
Net realized/unrealized gains on investments	34,006,114
Change in net assets resulting from operations	$33,529,980

See notes to financial statements.

11

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory RS Small Cap Growth Equity VIP Series
	Year Ended December 31, 2017	Year Ended December 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$(476,134)	$(377,106)
Net realized gains (losses) from investment transactions	18,834,058	(1,518,719)
Net change in unrealized appreciation/depreciation on investments	15,172,056	2,384,203
Change in net assets resulting from operations	33,529,980	488,378
Change in net assets resulting from capital transactions	(19,301,445)	(10,272,829)
Capital Contribution from Prior Custodian, Net (See Note 8)	—	63,851
Change in net assets	14,228,535	(9,720,600)
Net Assets:
Beginning of period	97,241,712	106,962,312
End of period	$111,470,247	$97,241,712
Accumulated net investment income (loss)	$—	$—
Capital Transactions:
Proceeds from shares issued	$3,530,550	$5,092,035
Cost of shares redeemed	(22,831,995)	(15,364,864)
Change in net assets resulting from capital transactions	$(19,301,445)	$(10,272,829)
Share Transactions:
Issued	198,987	386,381
Redeemed	(1,317,237)	(1,146,791)
Change in Shares	(1,118,250)	(760,410)

See notes to financial statements.

12

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Growth Equity VIP Series
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$14.82		$14.61		$17.47		$18.87	$14.83
Investment Activities:
Net investment income (loss)	(0.05	)(a)	(0.05	)(a)	(0.10	)(a)	(0.10)	(0.10)
Net realized and unrealized gains (losses) on investments	5.71		0.25		0.24		1.98	7.39
Total from Investment Activities	5.66		0.20		0.14		1.88	7.29
Distributions to Shareholders:
Net realized gains from investments	—		—		(3.00)		(3.28)	(3.25)
Total Distributions	—		—		(3.00)		(3.28)	(3.25)
Capital Contributions from Prior Custodian, Net (See Note 8)	—		0.01		—		—	—
Net Asset Value, End of Period	$20.48		$14.82		$14.61		$17.47	$18.87
Total Return (b)	38.19%		1.44	%(c)	0.62%		10.13%	50.13%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$111,470		$97,242		$106,962		$118,144	$120,565
Ratio of net expenses to average net assets	0.87%		0.88%		0.88%		0.86%	0.85%
Ratio of net investment income (loss) to average net assets	(0.30)%		(0.39)%		(0.54)%		(0.60)%	(0.59)%
Ratio of gross expenses to average net assets	0.87%		0.88%		0.88%		0.86%	0.85%
Portfolio turnover	71%		91%		88%		95%	101%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

See notes to financial statements.

13

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2017

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company, and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory RS Small Cap Growth Equity VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"). The Fund seeks to provide long-term capital growth.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies (Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies).

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last

14

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of December 31, 2017, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is included in the Schedule of Portfolio Investments:

	Level 1 — Quoted Prices	Total
	Investments in Securities	Investments in Securities
Common Stocks	$110,694,791	$110,694,791
Collateral for Securities Loaned	5,583,986	5,583,986
Total	$116,278,777	$116,278,777

There were no transfers among any levels during the year ended December 31, 2017.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End & Closed-End Funds:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "underlying funds"). The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering,

15

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2017:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
$5,378,021	$5,583,986	$205,965

16

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund, or jointly with an affiliated trust, are allocated among the Fund and respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2017 were as follows for the Fund:

Purchases	Sales
$72,544,363	$89,477,585

For the year ended December 31, 2017, there were no purchases or sales of U.S. Government Securities.

17

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.75% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2017, Colin Kinney serves as the Trust's Chief Compliance Officer ("CCO"). The CCO is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services. Prior to July 1, 2017, EJV Financial Services LLC served as the Trust's CCO. Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Victory Trusts"), paid EJV Financial Services LLC $220,000 annually for CCO consulting services.

The Victory Trusts pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Trusts and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Effective August 1, 2016, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2018. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2017, the expense limit (excluding voluntary waivers) is 0.88%.

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2017, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2019
$1,642

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2017.

Certain officers and/or interested trustees of the Fund are also officers of the Adviser, Administrator and Fund Accountant, Legal and CCO.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, another series of the Victory Trusts, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. The agreement was subsequently amended on July 28, 2017 with a new termination date of July 27, 2018. For the year ended December 31, 2017, Citibank earned approximately $150,000 in commitment fees from the Victory Trusts. Each fund in the Victory Trusts pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. As of December 31, 2017, the interest rate on outstanding borrowings was 2.57%.

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

The Fund did not utilize or participate in the Line of Credit during the year ended December 31, 2017.

Interfund Lending:

The Trust and Adviser received an exemptive order granted by the SEC on March 28, 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Board approved the Interfund Lending Policy and Procedures relating to the Facility on May 24, 2017. The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2017.

7.  Federal Income Tax Information:

For the years ended December 31, 2016 and December 31, 2017, there were no distributions paid.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Total Unrealized Appreciation (Depreciation)*	Accumulated Earnings (Deficit)
$411,846	$16,074,061	$16,485,907	$30,698,603	$47,184,510

*The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the year ended December 31, 2017, the Fund had no short-term capital loss carryfowards that are not subject to expiration.

During the tax year ended December 31, 2017, the Fund utilized $1,605,196 capital loss carryforwards.

As of December 31, 2017, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$85,580,174	$32,863,311	$(2,164,708)	$30,698,603

8.  Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014, the end of the Fund's contract with State Street. The over billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the over-billing, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2017, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100.0%

10.  Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Fund's adoption of these amendments, effective with the financial statements prepared as of December 31, 2017, required additional disclosures reflected herein, but had no effect on the Fund's net assets or results of operations.

In March 2017, the FASB issued Accounting Standards Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

11.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Victory Variable Insurance Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory RS Small Cap Growth Equity VIP Series (the "Fund") (one of the portfolios constituting the Victory Variable Insurance Trust (the "Trust")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial statements of the Fund for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those financial statements. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the Victory Variable Insurance Trust) as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provides a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 16, 2018

22

Victory Variable Insurance Funds	Supplemental Information December 31, 2017

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 43 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 66	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 70	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 66*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 74	Trustee	July 2016	Retired; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 63	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

23

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 64	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 60*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 56	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, 73	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 45**	Trustee	May 2008	Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

24

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The current officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust's Treasurer is employed by Citi, which entity receives fees from the Trust for serving as the sub-fund accountant and sub-administrator.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 48	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 49	Treasurer**	May 2006-May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Allan Shaer, 52	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 33	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017). Registered Principal, Victory Capital Advisers, Inc. (since 2011).
Edward J. Veilleux, 74	Chief Compliance Officer***	October 2005-July 2017	President of EJV Financial Services (mutual fund consulting).
Colin Kinney, 44	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 64	Assistant Secretary	February 1998	Partner, Morrison & Foerster LLP (2011-2017); Partner, Shearman & Sterling LLP (since 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

**  On May 24, 2017, Mr. Sabato resigned his position with the Trust.

***  On July 1, 2017, Mr. Veilleux resigned his position with the Trust.

25

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
$1,000.00	$1,171.60	$4.76	0.87%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
$1,000.00	$1,020.82	$4.43	0.87%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

26

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Series at a meeting, which was called for that purpose, on December 5, 2017. The Board also considered information relating to the Series and the Agreement provided throughout the year and at a meeting on October 24, 2017. The Board noted that prior to the Series' reorganization on July 29, 2016, the Series was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Series and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered the Series' advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Series for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Series as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Series shareholders as the Series grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Series;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Series;

•  Total expenses of the Series, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Series at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Series;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Series for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Series and the Adviser.

The Board reviewed the Series' current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Series. In addition, the Board compared the Series' total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by FUSE Research Network, LLC ("FUSE") and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Series' peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent

27

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

applicable. The Board noted that the advisory fee arrangements for the Series do not include breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the Series' performance over one-, three-, five- and ten-year periods against the performance of the Series' selected peer group and benchmark index. The Board recognized that the performance of the Series and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following the Series' reorganization, the Series is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to the Series, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board considered that the Series' gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Series' peer group. The Board noted that the Series' net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Series' prospectus. The Board then compared the Series' performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Series outperformed both the benchmark index and the peer group for all of the periods reviewed.

Having considered, among other things, that: (1) the Series' management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) the Series' total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Series' expenses during that period; and (4) the Series had performed well during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Series' shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Series, was consistent with the best interests of the Series and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Series, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Series and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Series and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Series;

•  The Adviser's representations regarding its staffing and capabilities to manage the Series, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

28

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SCGEVIP-AR (12/17)

December 31, 2017

Annual Report

Victory Variable Insurance Funds

Victory S&P 500 Index VIP Series

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	6
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	22
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	32
Supplemental Information (Unaudited)
Trustee and Officer Information	33
Proxy Voting and Form N-Q Information	36
Expense Examples	36
Additional Federal Income Tax Information	37
Advisory Contract Renewal	38

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Victory Funds Letter to Shareholders

Dear Shareholder,

For all practical purposes, 2017 was a full-on stampede. The bull market roared ahead and domestic stocks registered their ninth consecutive year of gains. The S&P 500 Index® increased nearly 22 percent, the Dow Jones Industrial Average was up 25 percent, and the tech-heavy NASDAQ Composite outpaced both, rising 28 percent. Global investors also enjoyed robust returns, led by the 37 percent gains posted by the MSCI Emerging Markets Index. By virtually any measure, equities enjoyed a very good year.

Investors celebrated strong corporate profits and rising real gross domestic product, which increased at an annual rate of 3.2 percent in the third quarter, according to the U.S. Bureau of Economic Analysis. The consumer also played a leading role as annual retail sales grew by 4.2 percent during 2017, according to the U.S. Department of Commerce, the strongest growth since 2014. Add in the new sweeping legislation that will significantly lower corporate tax rates and it's easy to see why markets were buoyed.

Yet despite this encouraging backdrop, the pragmatists among us continue to fret. Maybe that's not such a bad thing since unbridled optimism often ends in tears. Given where we are in this business cycle, we believe that risk management protocols are likely to become more important than ever.

There are plenty of potential headwinds to contemplate. Chief among these are concerns regarding future borrowing costs and the trajectory of interest rates. The Federal Reserve has telegraphed its intentions to tighten monetary policy by ending its bond buying program and continuing on a path of measured rate increases in 2018. It's no surprise that early in the year, the 10-Year Treasury responded by pushing above 2.5 percent, still low by historical standards but possibly trending towards levels not seen in some time.

Some investors are leery of tighter labor markets, higher wages, and the possibility of rising inflation. Others are more focused on valuations and wonder if certain sectors have gotten ahead of fundamentals. And finally, geopolitical tensions are never far from mind since they can materialize with little warning. Areas of concern ebb and flow with the news, shifting from the Korean Peninsula to U.S.-Russian relations to the Mideast or any number of global hot spots.

All these risks do not necessarily portend to trouble. But after years of impressive stock market gains it's important that we acknowledge both the risks and historical rates of return. Risk management is a hallmark of our independent investment franchises at Victory Capital, all of which are committed to offering products that help investors achieve their objectives at all points of the market cycle. This could prove invaluable in an aging bull market.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

Victory Variable Insurance Funds

Victory S&P 500 Index VIP Series

Portfolio Holdings

As a Percentage of Total Investments

The Victory S&P 500 Index VIP Series ("Fund") returned 21.60% for the 12 months ending December 31, 2017, underperforming the S&P 500 Index® ("Index"), which returned 21.83%. The difference in performance of the Fund and the Index was primarily due to Fund's fees and expenses. The Index is not an investable product, therefore fees and expenses do not apply.

Technology and Materials were the highest performing sectors in 2017, returning 38.87% and 23.25%, respectively. Energy and Telecommunications ended the year with a negative impact to the overall performance with returns of -1.11% and -1.49%, respectively.

Overview

Based on monthly returns of the Index, 2017 was one of the most consistent in history. There were no negative performing months in 2017 and market volatility was historically low. March was the worst performing month at 0.12% and February was the highest performing month at 3.97%.

We expect 2018 to exhibit more market volatility due to elevated stock prices.

Victory Variable Insurance Funds

Victory S&P 500 Index VIP Series (continued)

Average Annual Return

Year Ended December 31, 2017

INCEPTION DATE	8/25/99
	Net Asset Value	S&P 500 Index®1
One Year	21.60%	21.83%
Three Year	11.14%	11.41%
Five Year	15.50%	15.79%
Ten Year	8.24%	8.50%
Since Inception	5.43%	N/A

Expense Ratios

Gross	0.37%
With Applicable Waivers	0.28%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory S&P 500 Index VIP Series — Growth of $10,000

1The S&P 500 Index® is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Value
Common Stocks (99.0%)
Consumer Discretionary (11.9%):
Advance Auto Parts, Inc.	414	$41,272
Amazon.com, Inc. (a)	2,238	2,617,274
Aptiv PLC (a)	1,496	126,906
AutoZone, Inc. (a)	154	109,551
Best Buy Co., Inc.	1,425	97,570
BorgWarner, Inc.	1,110	56,710
CarMax, Inc. (a)	1,022	65,541
Carnival Corp., Class A	2,285	151,655
CBS Corp., Class B	2,031	119,829
Charter Communications, Inc., Class A (a)	1,086	364,853
Chipotle Mexican Grill, Inc. (a)	139	40,175
Comcast Corp., Class A	26,132	1,046,587
D.R. Horton, Inc.	1,910	97,544
Darden Restaurants, Inc.	693	66,542
Discovery Communications, Inc., Class A (a)	863	19,314
Discovery Communications, Inc., Class C (a)	1,139	24,113
DISH Network Corp. (a)	1,276	60,929
Dollar General Corp.	1,460	135,795
Dollar Tree, Inc. (a)	1,328	142,508
Expedia, Inc.	687	82,282
Foot Locker, Inc.	695	32,582
Ford Motor Co.	21,858	273,006
Garmin Ltd.	622	37,053
General Motors Co.	7,162	293,571
Genuine Parts Co.	821	78,003
H&R Block, Inc.	1,171	30,704
Hanesbrands, Inc. (b)	2,043	42,719
Harley-Davidson, Inc. (b)	943	47,980
Hasbro, Inc.	635	57,715
Hilton Worldwide Holdings, Inc.	1,133	90,481
Kohl's Corp.	944	51,193
L Brands, Inc.	1,384	83,344
Leggett & Platt, Inc.	739	35,272
Lennar Corp., Class A	1,142	72,220
LKQ Corp. (a)	1,731	70,400
Lowe's Co., Inc.	4,666	433,658
Macy's, Inc. (b)	1,707	42,999
Marriott International, Inc., Class A	1,716	232,913
Mattel, Inc. (b)	1,923	29,576
McDonald's Corp.	4,466	768,687
MGM Resorts International	2,855	95,328
Michael Kors Holdings Ltd. (a)	851	53,570
Mohawk Industries, Inc. (a)	354	97,669
Netflix, Inc. (a)	2,422	464,927
Newell Brands, Inc.	2,746	84,851
News Corp., Class A	2,144	34,754
News Corp., Class B	682	11,321
Nike, Inc., Class B	7,362	460,493

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Nordstrom, Inc.	653	$30,939
Norwegian Cruise Line Holdings Ltd. (a)	998	53,144
Omnicom Group, Inc.	1,292	94,096
O'Reilly Automotive, Inc. (a)	476	114,497
PulteGroup, Inc.	1,515	50,374
PVH Corp.	434	59,549
Ralph Lauren Corp.	310	32,144
Ross Stores, Inc.	2,160	173,340
Royal Caribbean Cruises Ltd.	960	114,509
Scripps Networks Interactive, Inc., Class A	538	45,934
Signet Jewelers Ltd.	339	19,170
Starbucks Corp.	7,971	457,775
Tapestry, Inc.	1,588	70,237
Target Corp.	3,045	198,686
The Gap, Inc.	1,220	41,553
The Goodyear Tire & Rubber Co.	1,380	44,588
The Home Depot, Inc.	6,542	1,239,905
The Interpublic Group of Co., Inc.	2,177	43,888
The Priceline Group, Inc. (a)	273	474,403
The TJX Co., Inc.	3,565	272,580
The Walt Disney Co.	8,462	909,750
Tiffany & Co.	572	59,459
Time Warner, Inc.	4,361	398,901
Tractor Supply Co.	703	52,549
TripAdvisor, Inc. (a)(b)	607	20,917
Twenty-First Century Fox, Inc., Class A	5,902	203,796
Twenty-First Century Fox, Inc., Class B	2,461	83,969
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	327	73,137
Under Armour, Inc., Class A (a) (b)	1,037	14,964
Under Armour, Inc., Class C (a) (b)	1,033	13,760
VF Corp.	1,834	135,716
Viacom, Inc., Class B	1,977	60,911
Whirlpool Corp.	403	67,962
Wyndham Worldwide Corp.	568	65,814
Wynn Resorts Ltd.	449	75,697
Yum! Brands, Inc.	1,888	154,080
		15,596,632
Consumer Staples (8.1%):
Altria Group, Inc.	10,691	763,444
Archer-Daniels-Midland Co.	3,133	125,571
Brown-Forman Corp., Class B	1,097	75,331
Campbell Soup Co. (b)	1,078	51,863
Church & Dwight Co., Inc. (b)	1,400	70,238
Colgate-Palmolive Co.	4,920	371,214
Conagra Brands, Inc.	2,289	86,227
Constellation Brands, Inc., Class A	965	220,570
Costco Wholesale Corp.	2,448	455,621
Coty, Inc., Class A	2,645	52,609
CVS Health Corp.	5,675	411,438
Dr Pepper Snapple Group, Inc.	1,011	98,128

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
General Mills, Inc.	3,184	$188,779
Hormel Foods Corp.	1,508	54,876
Kellogg Co.	1,393	94,696
Kimberly-Clark Corp.	1,971	237,821
McCormick & Co., Inc.	669	68,178
Molson Coors Brewing Co., Class B	1,035	84,942
Mondelez International, Inc., Class A	8,372	358,321
Monster Beverage Corp. (a)	2,307	146,010
PepsiCo, Inc.	7,968	955,523
Philip Morris International, Inc.	8,702	919,367
Sysco Corp.	2,686	163,121
The Clorox Co.	722	107,390
The Coca-Cola Co.	21,484	985,686
The Estee Lauder Cos., Inc., Class A	1,254	159,559
The Hershey Co.	790	89,673
The J.M. Smucker Co.	636	79,017
The Kraft Heinz Co.	3,345	260,107
The Kroger Co.	4,984	136,811
The Procter & Gamble Co.	14,276	1,311,679
Tyson Foods, Inc., Class A	1,644	133,279
Walgreens Boots Alliance, Inc.	4,864	353,224
Wal-Mart Stores, Inc.	8,201	809,848
		10,480,161
Energy (6.0%):
Anadarko Petroleum Corp.	3,066	164,460
Andeavor	804	91,929
Apache Corp.	2,134	90,097
Baker Hughes, Inc.	2,399	75,904
Cabot Oil & Gas Corp.	2,591	74,103
Chesapeake Energy Corp. (a)(b)	5,090	20,156
Chevron Corp.	10,632	1,331,020
Cimarex Energy Co.	534	65,153
Concho Resources, Inc. (a)	833	125,133
ConocoPhillips	6,698	367,653
Devon Energy Corp.	2,944	121,882
EOG Resources, Inc.	3,238	349,413
EQT Corp.	1,355	77,127
Exxon Mobil Corp.	23,740	1,985,615
Halliburton Co.	4,876	238,290
Helmerich & Payne, Inc. (b)	608	39,301
Hess Corp.	1,513	71,822
Kinder Morgan, Inc.	10,760	194,433
Marathon Oil Corp.	4,760	80,587
Marathon Petroleum Corp.	2,736	180,521
National Oilwell Varco, Inc.	2,129	76,687
Newfield Exploration Co. (a)	1,116	35,187
Noble Energy, Inc.	2,726	79,436
Occidental Petroleum Corp.	4,287	315,780
ONEOK, Inc.	2,139	114,330
Phillips 66	2,407	243,468

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Pioneer Natural Resources Co.	953	$164,726
Range Resources Corp.	1,265	21,581
Schlumberger Ltd.	7,761	523,014
TechnipFMC PLC	2,456	76,897
The Williams Cos., Inc.	4,632	141,230
Valero Energy Corp.	2,452	225,363
		7,762,298
Financials (14.8%):
Affiliated Managers Group, Inc.	311	63,833
Aflac, Inc.	2,203	193,379
American Express Co.	4,036	400,814
American International Group, Inc.	5,037	300,104
Ameriprise Financial, Inc.	829	140,491
Aon PLC	1,400	187,600
Arthur J. Gallagher & Co.	1,011	63,976
Assurant, Inc.	301	30,353
Bank of America Corp.	54,348	1,604,353
BB&T Corp.	4,420	219,762
Berkshire Hathaway, Inc., Class B (a)	10,782	2,137,208
BlackRock, Inc., Class A	692	355,487
Brighthouse Financial, Inc. (a)	537	31,490
Capital One Financial Corp.	2,713	270,161
CBOE Holdings, Inc.	634	78,990
Chubb Ltd.	2,601	380,083
Cincinnati Financial Corp.	836	62,675
Citigroup, Inc.	14,813	1,102,235
Citizens Financial Group, Inc.	2,756	115,697
CME Group, Inc.	1,906	278,371
Comerica, Inc.	974	84,553
Discover Financial Services	2,036	156,609
E*TRADE Financial Corp. (a)	1,517	75,198
Everest Re Group Ltd.	230	50,890
Fifth Third Bancorp	3,953	119,934
Franklin Resources, Inc.	1,831	79,337
Hartford Financial Services Group, Inc.	1,999	112,504
Huntington Bancshares, Inc.	6,056	88,175
Intercontinental Exchange, Inc.	3,278	231,296
Invesco Ltd.	2,281	83,348
JPMorgan Chase & Co.	19,439	2,078,806
KeyCorp	6,025	121,524
Leucadia National Corp.	1,757	46,543
Lincoln National Corp.	1,226	94,243
Loews Corp.	1,546	77,346
M&T Bank Corp.	843	144,145
Marsh & McLennan Co., Inc.	2,859	232,694
MetLife, Inc.	5,896	298,102
Moody's Corp.	931	137,425
Morgan Stanley	7,799	409,213
Nasdaq, Inc.	652	50,093
Navient Corp.	1,474	19,634
See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Northern Trust Corp.	1,203	$120,168
People's United Financial, Inc.	1,935	36,185
Principal Financial Group, Inc.	1,505	106,193
Prudential Financial, Inc.	2,376	273,192
Raymond James Financial, Inc.	719	64,207
Regions Financial Corp.	6,499	112,303
S&P Global, Inc.	1,429	242,073
State Street Corp.	2,078	202,834
SunTrust Banks, Inc.	2,667	172,262
Synchrony Financial	4,121	159,112
T. Rowe Price Group, Inc.	1,352	141,865
The Allstate Corp.	2,010	210,467
The Bank of New York Mellon Corp.	5,737	308,995
The Charles Schwab Corp.	6,683	343,306
The Goldman Sachs Group, Inc.	1,965	500,602
The PNC Financial Services Group, Inc.	2,666	384,677
The Progressive Corp.	3,258	183,491
The Travelers Co., Inc.	1,533	207,936
Torchmark Corp.	602	54,607
U.S. BanCorp	8,833	473,272
Unum Group	1,257	68,997
Wells Fargo & Co.	24,830	1,506,436
Willis Towers Watson PLC	740	111,511
XL Group Ltd.	1,434	50,419
Zions BanCorp	1,119	56,879
		18,900,663
Health Care (13.7%):
Abbott Laboratories	9,746	556,204
AbbVie, Inc.	8,931	863,718
Aetna, Inc.	1,827	329,573
Agilent Technologies, Inc.	1,802	120,680
Alexion Pharmaceuticals, Inc. (a)	1,251	149,607
Align Technology, Inc. (a)	404	89,765
Allergan PLC	1,863	304,750
AmerisourceBergen Corp.	904	83,005
Amgen, Inc.	4,067	707,251
Anthem, Inc.	1,439	323,789
Baxter International, Inc.	2,808	181,509
Becton, Dickinson & Co.	1,484	317,695
Biogen, Inc. (a)	1,185	377,505
Boston Scientific Corp. (a)	7,693	190,709
Bristol-Myers Squibb Co.	9,170	561,938
Cardinal Health, Inc.	1,763	108,019
Celgene Corp. (a)	4,398	458,975
Centene Corp. (a)	966	97,450
Cerner Corp. (a)	1,768	119,146
Cigna Corp.	1,381	280,467
Danaher Corp.	3,428	318,187
DaVita, Inc. (a)	848	61,268
Dentsply Sirona, Inc.	1,287	84,723

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Edwards Lifesciences Corp. (a)	1,185	$133,561
Eli Lilly & Co.	5,428	458,449
Envision Healthcare Corp. (a)	677	23,397
Express Scripts Holding Co. (a)	3,173	236,833
Gilead Sciences, Inc.	7,319	524,333
HCA Holdings, Inc. (a)	1,587	139,402
Henry Schein, Inc. (a)	879	61,425
Hologic, Inc. (a)	1,545	66,049
Humana, Inc.	800	198,456
IDEXX Laboratories, Inc. (a)	489	76,470
Illumina, Inc. (a)	818	178,725
Incyte Pharmaceuticals, Inc. (a)	969	91,774
Intuitive Surgical, Inc. (a)	627	228,817
IQVIA Holdings, Inc. (a)	816	79,886
Johnson & Johnson	15,049	2,102,646
Laboratory Corp. of America Holdings (a)	570	90,921
McKesson Corp.	1,168	182,150
Medtronic PLC	7,584	612,408
Merck & Co., Inc.	15,324	862,281
Mettler-Toledo International, Inc. (a)	143	88,591
Mylan NV (a)	3,005	127,142
Patterson Co., Inc.	461	16,656
PerkinElmer, Inc.	617	45,115
Perrigo Co. PLC	734	63,975
Pfizer, Inc.	33,395	1,209,567
Quest Diagnostics, Inc.	764	75,246
Regeneron Pharmaceuticals, Inc. (a)	431	162,039
ResMed, Inc.	795	67,329
Stryker Corp.	1,803	279,177
The Cooper Co., Inc.	274	59,699
Thermo Fisher Scientific, Inc.	2,245	426,281
UnitedHealth Group, Inc.	5,424	1,195,775
Universal Health Services, Inc., Class B	491	55,655
Varian Medical Systems, Inc. (a)	513	57,020
Vertex Pharmaceuticals, Inc. (a)	1,415	212,052
Waters Corp. (a)	446	86,163
Zimmer Biomet Holdings, Inc.	1,134	136,840
Zoetis, Inc.	2,730	196,669
		17,594,907
Industrials (10.0%):
3M Co.	3,343	786,842
A.O. Smith Corp.	817	50,066
Acuity Brands, Inc.	236	41,536
Alaska Air Group, Inc.	689	50,648
Allegion PLC	532	42,326
American Airlines Group, Inc.	2,386	124,144
AMETEK, Inc.	1,294	93,776
Arconic, Inc.	2,371	64,610
C.H. Robinson Worldwide, Inc.	781	69,579
Caterpillar, Inc.	3,323	523,638

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Cintas Corp.	481	$74,954
CSX Corp.	5,007	275,435
Cummins, Inc.	874	154,383
Deere & Co.	1,792	280,466
Delta Air Lines, Inc.	3,675	205,800
Dover Corp.	873	88,164
Eaton Corp. PLC	2,469	195,076
Emerson Electric Co.	3,592	250,327
Equifax, Inc.	673	79,360
Expeditors International of Washington, Inc.	996	64,431
Fastenal Co.	1,610	88,051
FedEx Corp.	1,382	344,864
Flowserve Corp.	732	30,839
Fluor Corp.	784	40,494
Fortive Corp.	1,712	123,863
Fortune Brands Home & Security, Inc.	863	59,064
General Dynamics Corp.	1,556	316,568
General Electric Co.	48,559	847,355
Honeywell International, Inc.	4,268	654,540
IHS Markit Ltd. (a)	2,035	91,880
Illinois Tool Works, Inc.	1,728	288,317
Ingersoll-Rand PLC	1,400	124,866
J.B. Hunt Transport Services, Inc.	479	55,075
Jacobs Engineering Group, Inc.	674	44,457
Johnson Controls International PLC	5,185	197,600
Kansas City Southern	580	61,028
L3 Technologies, Inc.	438	86,658
Lockheed Martin Corp.	1,398	448,828
Masco Corp.	1,762	77,422
Nielsen Holdings PLC	1,876	68,286
Norfolk Southern Corp.	1,603	232,275
Northrop Grumman Corp.	975	299,237
PACCAR, Inc.	1,970	140,028
Parker-Hannifin Corp.	746	148,887
Pentair PLC	925	65,324
Quanta Services, Inc. (a)	856	33,478
Raytheon Co.	1,620	304,317
Republic Services, Inc., Class A	1,273	86,068
Robert Half International, Inc.	702	38,989
Rockwell Automation, Inc.	720	141,372
Rockwell Collins, Inc.	912	123,685
Roper Technologies, Inc.	573	148,407
Snap-on, Inc.	319	55,602
Southwest Airlines Co.	3,059	200,212
Stanley Black & Decker, Inc.	859	145,764
Stericycle, Inc. (a)	478	32,499
Textron, Inc.	1,476	83,527
The Boeing Co.	3,125	921,594
TransDigm Group, Inc.	271	74,422
Union Pacific Corp.	4,410	591,381

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
United Continental Holdings, Inc. (a)	1,411	$95,101
United Parcel Service, Inc., Class B	3,849	458,609
United Rentals, Inc. (a)	473	81,313
United Technologies Corp.	4,161	530,819
Verisk Analytics, Inc., Class A (a)	871	83,617
W.W. Grainger, Inc. (b)	291	68,749
Waste Management, Inc.	2,238	193,139
Xylem, Inc.	1,006	68,609
		13,012,640
Information Technology (23.6%):
Accenture PLC, Class A	3,462	529,997
Activision Blizzard, Inc.	4,234	268,097
Adobe Systems, Inc. (a)	2,762	484,013
Advanced Micro Devices, Inc. (a) (b)	4,551	46,784
Akamai Technologies, Inc. (a)	948	61,658
Alliance Data Systems Corp.	269	68,186
Alphabet, Inc., Class C (a)	1,691	1,769,462
Alphabet, Inc., Class A (a)	1,670	1,759,178
Amphenol Corp., Class A	1,711	150,226
Analog Devices, Inc.	2,063	183,669
ANSYS, Inc. (a)	475	70,105
Apple, Inc.	28,766	4,868,070
Applied Materials, Inc.	5,975	305,442
Autodesk, Inc. (a)	1,228	128,731
Automatic Data Processing, Inc.	2,485	291,217
Broadcom Ltd.	2,278	585,218
CA, Inc.	1,759	58,540
Cadence Design Systems, Inc. (a)	1,576	65,908
Cisco Systems, Inc.	27,697	1,060,795
Citrix Systems, Inc. (a)	802	70,576
Cognizant Technology Solutions Corp., Class A	3,304	234,650
Corning, Inc.	4,869	155,759
CSRA, Inc.	917	27,437
DXC Technology Co.	1,597	151,555
eBay, Inc. (a)	5,443	205,419
Electronic Arts, Inc. (a)	1,725	181,229
F5 Networks, Inc. (a)	351	46,058
Facebook, Inc., Class A (a)	13,322	2,350,800
Fidelity National Information Services, Inc.	1,867	175,666
Fiserv, Inc. (a)	1,168	153,160
FLIR Systems, Inc.	773	36,037
Gartner, Inc. (a)	508	62,560
Global Payments, Inc.	872	87,409
Harris Corp.	668	94,622
Hewlett Packard Enterprises Co.	8,936	128,321
HP, Inc.	9,358	196,612
Intel Corp.	26,220	1,210,315
International Business Machines Corp.	4,824	740,098
Intuit, Inc.	1,361	214,739
Juniper Networks, Inc.	2,101	59,879

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
KLA-Tencor Corp.	878	$92,251
Lam Research Corp.	907	166,951
Mastercard, Inc., Class A	5,204	787,677
Microchip Technology, Inc.	1,308	114,947
Micron Technology, Inc. (a)	6,348	261,030
Microsoft Corp.	43,198	3,695,156
Motorola Solutions, Inc.	908	82,029
NetApp, Inc.	1,511	83,589
Nvidia Corp.	3,378	653,643
Oracle Corp.	16,995	803,523
Paychex, Inc.	1,792	121,999
PayPal Holdings, Inc. (a)	6,330	466,015
Qorvo, Inc. (a)	713	47,486
QUALCOMM, Inc.	8,259	528,741
Red Hat, Inc. (a)	991	119,019
Salesforce.com, Inc. (a)	3,835	392,052
Seagate Technology PLC (b)	1,617	67,655
Skyworks Solutions, Inc.	1,029	97,704
Symantec Corp.	3,459	97,060
Synopsys, Inc. (a)	842	71,772
TE Connectivity Ltd.	1,970	187,229
Texas Instruments, Inc.	5,522	576,718
The Western Union Co.	2,573	48,913
Total System Services, Inc.	937	74,107
VeriSign, Inc. (a)(b)	475	54,359
Visa, Inc., Class A	10,160	1,158,444
Western Digital Corp.	1,655	131,622
Xerox Corp.	1,196	34,863
Xilinx, Inc.	1,400	94,388
		30,449,139
Materials (3.0%):
Air Products & Chemicals, Inc.	1,221	200,342
Albemarle Corp.	619	79,164
Avery Dennison Corp.	495	56,856
Ball Corp.	1,961	74,224
CF Industries Holdings, Inc.	1,307	55,600
DowDuPont, Inc.	13,094	932,555
Eastman Chemical Co.	805	74,575
Ecolab, Inc.	1,457	195,500
FMC Corp.	752	71,184
Freeport-McMoRan, Inc. (a)	7,543	143,015
International Flavors & Fragrances, Inc.	442	67,454
International Paper Co.	2,313	134,015
Lyondellbasell Industries NV, Class A	1,812	199,900
Martin Marietta Materials, Inc.	352	77,806
Monsanto Co.	2,461	287,396
Newmont Mining Corp.	2,988	112,110
Nucor Corp.	1,781	113,236
Packaging Corp. of America	529	63,771
PPG Industries, Inc.	1,426	166,585

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Praxair, Inc.	1,604	$248,107
Sealed Air Corp.	1,011	49,842
The Mosaic Co.	1,967	50,473
The Sherwin-Williams Co.	461	189,028
Vulcan Materials Co.	741	95,122
WestRock Co.	1,425	90,074
		3,827,934
Real Estate (2.9%):
Alexandria Real Estate Equities, Inc.	530	69,213
American Tower Corp.	2,403	342,837
Apartment Investment & Management Co., Class A	880	38,465
AvalonBay Communities, Inc.	774	138,089
Boston Properties, Inc.	865	112,476
CBRE Group, Inc., Class A (a)	1,689	73,151
Crown Castle International Corp.	2,276	252,659
Digital Realty Trust, Inc.	1,149	130,871
Duke Realty Investments, Inc.	1,995	54,284
Equinix, Inc.	438	198,510
Equity Residential	2,059	131,302
Essex Property Trust, Inc.	370	89,307
Extra Space Storage, Inc.	705	61,652
Federal Realty Investment Trust	406	53,921
Ggp US	3,498	81,818
HCP, Inc.	2,628	68,538
Host Hotels & Resorts, Inc.	4,146	82,298
Iron Mountain, Inc.	1,488	56,142
Kimco Realty Corp.	2,385	43,288
Mid-America Apartment Communities, Inc.	637	64,057
Prologis, Inc.	2,981	192,304
Public Storage	839	175,351
Realty Income Corp.	1,556	88,723
Regency Centers Corp.	829	57,350
SBA Communications Corp. (a)	659	107,654
Simon Property Group, Inc.	1,741	299,000
SL Green Realty Corp.	551	55,612
The Macerich Co.	607	39,868
UDR, Inc.	1,499	57,741
Ventas, Inc.	1,995	119,720
Vornado Realty Trust	966	75,522
Welltower, Inc.	2,071	132,068
Weyerhaeuser Co.	4,225	148,974
		3,692,765
Telecommunication Services (2.0%):
AT&T, Inc.	34,400	1,337,472
CenturyLink, Inc.	5,449	90,889
Verizon Communications, Inc.	22,855	1,209,715
		2,638,076

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Utilities (3.0%):
AES Corp.	3,700	$40,071
Alliant Energy Corp.	1,295	55,180
Ameren Corp.	1,359	80,167
American Electric Power Co., Inc.	2,756	202,759
American Water Works Co., Inc.	999	91,399
CenterPoint Energy, Inc.	2,415	68,489
CMS Energy Corp.	1,580	74,734
Consolidated Edison, Inc.	1,737	147,558
Dominion Resources, Inc.	3,604	292,141
DTE Energy Co.	1,005	110,007
Duke Energy Corp.	3,921	329,795
Edison International	1,825	115,413
Entergy Corp.	1,008	82,041
Eversource Energy	1,775	112,145
Exelon Corp.	5,379	211,986
FirstEnergy Corp.	2,492	76,305
NextEra Energy, Inc.	2,629	410,623
NiSource, Inc.	1,856	47,644
NRG Energy, Inc.	1,685	47,989
PG&E Corp.	2,873	128,797
Pinnacle West Capital Corp.	626	53,323
PPL Corp.	3,828	118,477
Public Service Enterprise Group, Inc.	2,835	146,003
SCANA Corp.	799	31,784
Sempra Energy	1,407	150,436
The Southern Co.	5,613	269,929
WEC Energy Group, Inc.	1,768	117,448
Xcel Energy, Inc.	2,845	136,873
		3,749,516
Total Common Stocks (Cost $42,662,180)		127,704,731
Collateral for Securities Loaned (0.4%)
Fidelity Investments Money Market Government Portfolio, Class I, .20% (c)	182,527	182,527
Fidelity Investments Money Market Prime Money Market Portfolio, Class I, 1.43% (c)	209,938	209,938
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (c)	174,930	174,930
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (c)	3,498	3,498
Total Collateral for Securities Loaned (Cost $570,893)		570,893
Total Investments (Cost $43,233,073) — 99.4%		128,275,624
Other assets in excess of liabilities — 0.6%		805,216
NET ASSETS — 100.00%		$129,080,840

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2017

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

PLC — Public Limited Company

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures	9	3/16/18	$1,186,658	$1,204,200	$17,542
	Total unrealized appreciation				$17,542
	Total unrealized depreciation				—
	Total net unrealized appreciation				$17,542

See notes to financial statements.

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2017
	Victory S&P 500 Index VIP Series
ASSETS:
Investments, at value (Cost $43,233,073)	$128,275,624	(a)
Cash and cash equivalents	1,055,392
Deposits with brokers for futures contracts	178,793
Interest and dividends receivable	130,931
Receivable for investments sold	135,775
Receivable from Adviser	47,873
Prepaid expenses	1
Total Assets	129,824,389
LIABILITIES:
Securities lending collateral	570,893
Payable for investments purchased	44,819
Payable for capital shares redeemed	52,952
Variation margin payable on open futures contracts	4,365
Accrued expenses and other payables:
Investment advisory fees	27,455
Administration fees	6,642
Custodian fees	1,529
Transfer agent fees	61
Chief Compliance Officer fees	144
Trustees' fees	304
Other accrued expenses	34,385
Total Liabilities	743,549
NET ASSETS:
Capital	41,628,686
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investments	2,392,061
Net unrealized appreciation (depreciation) on investments	85,060,093
Net Assets	$129,080,840
Shares (unlimited number of shares authorized with a par value of $0.001 per share):	6,773,952
Net asset value:	$19.06

(a)  Includes $548,737 of securities on loan.

See notes to financial statements.

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2017
Victory S&P 500 Index VIP Series
Investment Income:
Dividend income	$2,476,067
Interest income	9,437
Securities lending income	1,982
Total Income	2,487,486
Expenses:
Investment advisory fees	313,755
Administration fees	75,435
Custodian fees	15,823
Transfer agent fees	1,030
Trustees' fees	10,670
Chief Compliance Officer fees	1,369
Legal and audit fees	24,878
Printing fees	53,335
Other expenses	22,564
Total Expenses	518,859
Expenses waived/reimbursed by Adviser	(167,384)
Net Expenses	351,475
Net Investment Income (loss)	2,136,011
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investments transactions	8,401,844
Net realized gains (losses) from futures transactions	187,897
Net change in unrealized appreciation/depreciation on investments	13,767,380
Net change in unrealized appreciation/depreciation on futures transactions	15,440
Net realized/unrealized gains on investments	22,372,561
Change in net assets resulting from operations	$24,508,572

See notes to financial statements.

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory S&P 500 Index VIP Series
	Year Ended December 31, 2017	Year Ended December 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$2,136,011	$2,146,639
Net realized gains (losses) from investment transactions	8,589,741	6,857,161
Net change in unrealized appreciation/depreciation on investments	13,782,820	3,907,617
Change in net assets resulting from operations	24,508,572	12,911,417
Distributions to Shareholders:
From net investment income	(2,216,230)	(2,343,863)
From net realized gains	(272,843)	(2,055,690)
Change in net assets resulting from distributions to shareholders	(2,489,073)	(4,399,553)
Change in net assets resulting from capital transactions	(13,095,982)	(7,123,857)
Capital Contribution from Prior Custodian, Net (See Note 8)	—	17,392
Change in net assets	8,923,517	1,405,399
Net Assets:
Beginning of period	120,157,323	118,751,924
End of period	$129,080,840	$120,157,323
Accumulated net investment income (loss)	$—	$3,182
Capital Transactions:
Proceeds from shares issued	$7,683,257	$7,806,135
Distributions reinvested	2,489,073	4,399,553
Cost of shares redeemed	(23,268,312)	(19,329,545)
Change in net assets resulting from capital transactions	$(13,095,982)	$(7,123,857)
Share Transactions:
Issued	440,557	507,523
Reinvested	130,083	273,945
Redeemed	(1,316,648)	(1,261,587)
Change in Shares	(746,008)	(480,119)

See notes to financial statements.

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory S&P 500 Index VIP Series
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$15.98	$14.84		$14.97	$13.43	$10.35
Investment Activities:
Net investment income (loss)	0.30 (a)	0.28	(a)	0.27 (a)	0.24 (a)	0.23
Net realized and unrealized gains (losses) on investments	3.15	1.46		(0.12)	1.56	3.08
Total from Investment Activities	3.45	1.74		0.15	1.80	3.31
Distributions to Shareholders:
Net investment income	(0.33)	(0.32)		(0.28)	(0.26)	(0.23)
Net realized gains from investments	(0.04)	(0.28)		—	—	—
Total Distributions	(0.37)	(0.60)		(0.28)	(0.26)	(0.23)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	(b)	—	—	—
Net Asset Value, End of Period	$19.06	$15.98		$14.84	$14.97	$13.43
Total Return (c)	21.60%	11.75	%(d)	1.03%	13.42%	32.01%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$129,081	$120,157		$118,752	$129,723	$133,040
Ratio of net expenses to average net assets	0.28%	0.28%		0.28%	0.28%	0.28%
Ratio of net investment income (loss) to average net assets	1.70%	1.84%		1.75%	1.73%	1.80%
Ratio of gross expenses to average net assets (e)	0.41%	0.37%		0.39%	0.37%	0.36%
Portfolio turnover	3%	4%		3%	3%	2%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2017

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company, and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory S&P 500 Index VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"). The Fund seeks to track the investment performance of the S&P 500 Index® ("S&P 500"), which emphasizes securities issued by large U.S. companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies (Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies).

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of December 31, 2017, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is included in the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
Common Stocks	$127,704,731	$—	$127,704,731	$—
Collateral for Securities Loaned	570,893	—	570,893	—
Futures Contracts	—	17,542	—	17,542
Total	$128,275,624	$17,542	$128,275,624	$17,542

^  Other Financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts and swap agreements. These instruments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

There were no transfers among any levels during the year ended December 31, 2017.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End & Closed-End Funds:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "underlying funds"). The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is presented on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

and rates.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017.

Assets
Variation Margin on Futures Contracts*
Equity Risk Exposure:	$17,542

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017.

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure:	$187,897	$15,441

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The notional amount of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

The following table is a summary of the Fund's securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2017:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
$548,737	$570,893	$22,156

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund, or jointly with an affiliated trust, are allocated among the Fund and respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2017 were as follows for the Fund:

Purchases	Sales
$3,552,205	$16,807,350

For the year ended December 31, 2017, there were no purchases or sales of U.S. Government Securities.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.25% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2017, Colin Kinney serves as the Trust's Chief Compliance Officer ("CCO"). The CCO is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services. Prior to July 1, 2017, EJV Financial Services LLC served as the Trust's CCO. Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Victory Trusts"), paid EJV Financial Services LLC $220,000 annually for CCO consulting services.

The Victory Trusts pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Trusts and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

Effective August 1, 2016, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2018. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2017, the expense limit (excluding voluntary waivers) is 0.28%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2017, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2019	Expires 12/31/2020
$36,542	$167,384

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2017.

Certain officers and/or interested trustees of the Fund are also officers of the Adviser, Administrator and Fund Accountant, Legal and CCO.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, another series of the Victory Trusts, with that Fund paying the related commitment fees for that amount. The purpose of

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. The agreement was subsequently amended on July 28, 2017 with a new termination date of July 27, 2018. For the year ended December 31, 2017, Citibank earned approximately $150,000 in commitment fees from the Victory Trusts. Each fund in the Victory Trusts pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. As of December 31, 2017, the interest rate on outstanding borrowings was 2.57%.

The Fund did not utilize or participate in the Line of Credit during the year ended December 31, 2017.

Interfund Lending:

The Trust and Adviser received an exemptive order granted by the SEC on March 28, 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Board approved the Interfund Lending Policy and Procedures relating to the Facility on May 24, 2017. The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2017.

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2017
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$2,216,230	$272,843	$2,489,073
Year Ended December 31, 2016
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$2,343,863	$2,055,690	$4,399,553

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$191,351	$7,113,062	$7,304,413	$80,147,741	$87,452,154

*The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and mark-to-market adjustments on futures contracts.

As of the tax year ended December 31, 2017, the Fund had no short term and long term capital loss carryforwards that are not subject to expiration.

During the tax year ended December 31, 2017, the Fund did not utilize capital loss carryforwards.

As of December 31, 2017, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$48,127,883	$85,974,126	$(5,826,385)	$80,147,741

8.  Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014, the end of the Fund's contract with State Street. The over billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the over-billing, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2017, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100%

10.  Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

with the SEC after August 1, 2017. The Fund's adoption of these amendments, effective with the financial statements prepared as of December 31, 2017, required additional disclosures reflected herein, but had no effect on the Fund's net assets or results of operations.

In March 2017, the FASB issued Accounting Standards Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

11.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Victory Variable Insurance Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory S&P 500 Index VIP Series (the "Fund") (one of the portfolios constituting the Victory Variable Insurance Trust (the "Trust")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial statements of the Fund for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those financial statements. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the Victory Variable Insurance Trust) as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provides a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 16, 2018

Victory Variable Insurance Funds	Supplemental Information December 31, 2017

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 43 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 66	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 70	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 66	Trustee	February 2005	Retired; Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 74	Trustee	July 2016	Retired (since May 2010); Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 63	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 64	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 60*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 56	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, 73	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 45**	Trustee	May 2008	Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The current officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust's Treasurer is employed by Citi, which entity receives fees from the Trust for serving as the sub-fund accountant and sub-administrator.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 48	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 49	Treasurer**	May 2006-May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Allan Shaer, 52	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 33	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017). Registered Principal, Victory Capital Advisers, Inc. (since 2011).
Edward J. Veilleux, 74	Chief Compliance Officer***	October 2005-July 2017	President of EJV Financial Services (mutual fund consulting).
Colin Kinney, 44	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 64	Assistant Secretary	February 1998	Partner, Morrison & Foerster LLP (2011-2017); Partner, Shearman & Sterling LLP (since 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

**  On May 24, 2017, Mr. Sabato resigned his position with the Trust.

***  On July 1, 2017, Mr. Veilleux resigned his position with the Trust.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Expense Ratio During Period 7/1/17-12/31/17
$1,000.00	$1,112.90	$1.49	0.28%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Expense Ratio During Period 7/1/17-12/31/17
$1,000.00	$1,023.79	$1.43	0.28%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2017, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 98%.

Dividends qualifying for corporate dividends received a deduction of 96%.

For the year ended December 31, 2017, the Fund designated short-term capital gain distributions in the amount of $58,230.

For the year ended December 31, 2017, the Fund designated long-term capital gain distributions in the amount of $272,843.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Series at a meeting, which was called for that purpose, on December 5, 2017. The Board also considered information relating to the Series and the Agreement provided throughout the year and at a meeting on October 24, 2017. The Board noted that prior to the Series' reorganization on July 29, 2016, the Series was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Series and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered the Series' advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Series for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Series as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Series shareholders as the Series grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Series;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Series;

•  Total expenses of the Series, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Series at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Series;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Series for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Series and the Adviser.

The Board reviewed the Series' current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Series. In addition, the Board compared the Series' total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by FUSE Research Network, LLC ("FUSE") and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Series' peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

applicable. The Board noted that the advisory fee arrangements for the Series do not include breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the Series' performance over one-, three-, five- and ten-year periods against the performance of the Series' selected peer group and benchmark index, noting that the Series' investment objective is to track its benchmark index before fees and expenses. The Board recognized that the performance of the Series is net of expenses, while the performance of the benchmark index is gross returns and as a result, the Series generally will underperform its benchmark index due to fees and expenses. The Board considered the Series' tracking error as a factor in evaluating performance. The Board also considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Series, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board considered that the Series' gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Series' peer group. The Board noted that the Series' net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Series' prospectus. The Board then compared the Series' performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Series underperformed the benchmark index for all of the periods reviewed, and outperformed the peer group for all of the periods reviewed.

Having considered, among other things, that: (1) the Series' management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) the Series' total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Series' expenses during that period; and (4) the Series had performed well during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Series' shareholders.

The Board noted that the Adviser's investment management team replaced the predecessor fund's investment sub-adviser as portfolio managers for the Series upon completion of the Series' reorganization.

Conclusion

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Series, was consistent with the best interests of the Series and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Series, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Series and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Series and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Series;

•  The Adviser's representations regarding its staffing and capabilities to manage the Series, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SPIVIP-AR (12/17)

December 31, 2017

Annual Report

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary	4
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	18
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	28
Supplemental Information (Unaudited)
Trustee and Officer Information	29
Proxy Voting and Form N-Q Information	32
Expense Examples	32
Additional Federal Income Tax Information	34
Advisory Contract Renewal	35

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

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2

Victory Funds Letter to Shareholders

Dear Shareholder,

For all practical purposes, 2017 was a full-on stampede. The bull market roared ahead and domestic stocks registered their ninth consecutive year of gains. The S&P 500 Index® increased nearly 22 percent, the Dow Jones Industrial Average was up 25 percent, and the tech-heavy NASDAQ Composite outpaced both, rising 28 percent. Global investors also enjoyed robust returns, led by the 37 percent gains posted by the MSCI Emerging Markets Index. By virtually any measure, equities enjoyed a very good year.

Investors celebrated strong corporate profits and rising real gross domestic product, which increased at an annual rate of 3.2 percent in the third quarter, according to the U.S. Bureau of Economic Analysis. The consumer also played a leading role as annual retail sales grew by 4.2 percent during 2017, according to the U.S. Department of Commerce, the strongest growth since 2014. Add in the new sweeping legislation that will significantly lower corporate tax rates and it's easy to see why markets were buoyed.

Yet despite this encouraging backdrop, the pragmatists among us continue to fret. Maybe that's not such a bad thing since unbridled optimism often ends in tears. Given where we are in this business cycle, we believe that risk management protocols are likely to become more important than ever.

There are plenty of potential headwinds to contemplate. Chief among these are concerns regarding future borrowing costs and the trajectory of interest rates. The Federal Reserve has telegraphed its intentions to tighten monetary policy by ending its bond buying program and continuing on a path of measured rate increases in 2018. It's no surprise that early in the year, the 10-Year Treasury responded by pushing above 2.5 percent, still low by historical standards but possibly trending towards levels not seen in some time.

Some investors are leery of tighter labor markets, higher wages, and the possibility of rising inflation. Others are more focused on valuations and wonder if certain sectors have gotten ahead of fundamentals. And finally, geopolitical tensions are never far from mind since they can materialize with little warning. Areas of concern ebb and flow with the news, shifting from the Korean Peninsula to U.S.-Russian relations to the Mideast or any number of global hot spots.

All these risks do not necessarily portend to trouble. But after years of impressive stock market gains it's important that we acknowledge both the risks and historical rates of return. Risk management is a hallmark of our independent investment franchises at Victory Capital, all of which are committed to offering products that help investors achieve their objectives at all points of the market cycle. This could prove invaluable in an aging bull market.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Market Overview

The Federal Reserve's (the "Fed") three interest rate hikes in 2017 and the passing of tax reform wasn't enough to prop up the U.S. dollar, down 9.85% for the year. A weaker dollar and strong earnings growth were two major reasons why emerging markets, as measured by the MSCI Emerging Markets Index (Net) (the "Index"),1 outperformed developed markets (MSCI World Index [Net]) for the year, 37.28% versus 22.40%, respectively. In contrast to the prior year, 2017 started out strong with a weaker dollar, a more dovish Fed (despite a March rate hike) and a stable China spurring the rally. Strong earnings growth, led by the cyclical names, and continuation of the weakening dollar continued to propel emerging markets higher through the middle of the year. A late sell-off in momentum and growth in the fourth quarter triggered by a global weakness in technology could not prevent emerging markets from outperforming developed markets in the final quarter of the year. A spike in energy prices in the second half of the year provided a tailwind, as well as the ongoing weakness in the dollar.

All but two emerging markets in the Index were positive, with Pakistan and Qatar as the only markets in negative territory for the year. Poland and China were the best performing markets, both benefiting from better than expected economic growth and corporate earnings. China also was a major benefactor of the tremendous performance in the Technology sector.

Performance Update

The Victory Sophus Emerging Markets VIP Series (the "Fund") returned 42.88% for the twelve-month period ended December 31, 2017, outperforming the benchmark Index, which returned 37.28%.

Portfolio Review

The Fund's performance relative to the Index was positively impacted by stock selection in the Financial sector. Within the sector, Chinese insurer Ping An Insurance contributed the most to relative performance. The company's expansion of its diversified financial footprint beyond insurance and its investment and implementation of industry leading financial technology have been major drivers of earnings and the share price.

The largest detractor from relative performance was stock selection in the Utilities sector. Power Grid of India was among the largest detractors within the sector as an announcement late in the year that the company was exploring transmission opportunities in Brazil created uncertainty in the near-term earnings growth story and weakness in the share price.

Outlook

For 2018, we continue to believe the primary drivers of emerging market performance will be a weak U.S. dollar and continued strong earnings growth. In the U.S., the passage of tax reform, the ongoing debt ceiling debate, and the potential for additional spending programs

4

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series (continued)

such as infrastructure could serve to worsen the fiscal deficit. We believe that the historical pattern of a worsening fiscal deficit driving down the U.S. dollar is likely to continue.

Earnings growth in emerging markets is expected to expand in 2018 by 14-15%, after 20%+ growth in 2017, according to Bloomberg. A broadening and steady global growth outlook and a continuation of the weakening of the dollar (albeit at a slower pace than 2017) should help to provide a tailwind. We expect the cyclical upswing to continue, with multiples expanding in Consumer Discretionary and IT while remaining stretched in Consumer Staples and Health Care.

A primary possible risk to emerging markets, and one we do not see as likely this year, is that U.S. growth and inflation could accelerate, causing the Fed to accelerate rate hikes. While this does not have to be the death knell to the emerging markets rally, it would at least initially take out a lot of the steam. Furthermore, there are 11 political elections in 2018 across emerging markets, including Brazil, Mexico, and Russia. Both Latin American countries have a similar dynamic, with the risks of a left-wing populist candidate winning against a divided right. This uncertainty, along with ongoing NAFTA negotiations with Mexico, may keep volatility high in both countries for at least the first half of 2018.

5

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series (continued)

Average Annual Return

Year Ended December 31, 2017

Inception Date	10/17/94
	Net Asset Value	MSCI Emerging Markets Index (Net)[1]
One Year	42.88%	37.28%
Three Year	11.63%	9.10%
Five Year	5.27%	4.35%
Ten Year	1.64%	1.68%
Since Inception	8.24%	N/A

Expense Ratios

Gross	1.35%
With Applicable Waivers	1.35%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory Sophus Emerging Markets VIP Series — Growth of $10,000

1The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Fair Value(a)
Common Stocks (98.4%)
Austria (0.5%):
Financials (0.5%):
Erste Group Bank AG	6,950	$301,145
Brazil (8.6%):
Consumer Discretionary (1.2%):
Cvc Brasil Operadora E Agencia de Viagens SA	23,700	346,701
Magazine Luiza SA	16,760	405,236
		751,937
Consumer Staples (1.1%):
Ambev SA, ADR	105,488	681,452
Financials (2.3%):
Banco Bradesco SA, ADR	84,943	869,816
Banco BTG Pactual SA (b)	101,400	580,643
		1,450,459
Health Care (0.4%):
Odontoprev SA	50,500	242,191
Industrials (0.5%):
EcoRodovias Infraestrutura e Logistica SA	87,600	325,052
Materials (1.3%):
Suzano Papel e Celulose SA	40,500	228,250
Vale SA, ADR	47,083	575,825
		804,075
Telecommunication Services (0.5%):
Telefonica Brasil SA, ADR	23,119	342,855
Utilities (1.3%):
Companhia Paranaense de Energia-Copel, ADR (c)	56,109	428,112
Transmissora Alianca de Energia Eletrica SA	56,600	363,895
		792,007
		5,390,028
Chile (0.3%):
Energy (0.3%):
Geopark Ltd. (b)	20,016	198,359
China (25.8%):
Consumer Discretionary (1.0%):
China Yongda Automobiles Services Holdings Ltd.	313,500	360,034
JNBY Design Ltd.	234,000	284,224
		644,258
Consumer Staples (1.3%):
Ausnutria Dairy Corp. Ltd. (c)	291,000	174,490
Dali Foods Group Co. Ltd.	672,000	610,071
		784,561

See notes to financial statements.

7

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Energy (0.7%):
China Shenhua Energy Co. Ltd.	164,000	$423,698
Financials (6.5%):
Bank of China Ltd.	1,940,000	950,119
China Construction Bank Corp.	1,606,638	1,479,042
Ping An Insurance Group Co. of China Ltd.	160,500	1,664,770
		4,093,931
Industrials (1.6%):
China Communications Construction Co. Ltd.	451,000	511,672
Lonking Holdings Ltd.	1,118,000	489,046
		1,000,718
Information Technology (13.9%):
Alibaba Group Holding Ltd., ADR (b)	15,331	2,643,524
Baidu, Inc., ADR (b)	4,079	955,343
Silergy Corp.	14,000	319,272
Tencent Holdings Ltd.	71,930	3,723,069
Weibo Corp., ADR (b)	3,801	393,251
Yirendai Ltd., ADR (c)	7,133	313,638
YY, Inc., ADR (b)	3,004	339,632
		8,687,729
Materials (0.8%):
Anhui Conch Cement Co. Ltd.	108,000	506,940
		16,141,835
Greece (0.5%):
Energy (0.5%):
Motor Oil (Hellas) Corinth Refineries SA	13,773	310,377
Hong Kong (5.4%):
Consumer Discretionary (2.6%):
China Maple Leaf Educational Systems Ltd. (c)	286,000	334,923
Haier Electronics Group Co. Ltd.	184,000	501,559
Man Wah Holdings Ltd.	447,600	424,421
Melco International Development Ltd.	124,000	363,641
		1,624,544
Energy (1.0%):
CNOOC Ltd.	436,000	625,949
Health Care (0.3%):
CSPC Pharmaceutical Group Ltd.	90,000	181,322
Materials (0.8%):
Nine Dragons Paper Holdings Ltd.	296,000	472,982
Real Estate (0.7%):
Shimao Property Holdings Ltd.	214,000	464,266
		3,369,063

See notes to financial statements.

8

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Hungary (0.7%):
Financials (0.7%):
OTP Bank Public Co. Ltd.	9,984	$412,773
India (8.1%):
Consumer Discretionary (1.2%):
Apollo Tyres Ltd.	101,363	425,296
Mahindra & Mahindra Ltd.	27,652	324,903
		750,199
Energy (0.5%):
Indian Oil Corp. Ltd.	49,375	300,112
Financials (2.6%):
Dewan Housing Finance Corp. Ltd.	41,164	375,200
Edelweiss Financial Services Ltd.	91,891	426,945
Yes Bank Ltd.	174,795	861,276
		1,663,421
Industrials (2.6%):
Graphite India Ltd.	38,499	427,768
KEC International Ltd.	46,973	281,396
Larsen & Toubro Ltd.	47,503	935,479
		1,644,643
Information Technology (0.3%):
HCL Technologies Ltd.	13,124	183,050
Utilities (0.9%):
Power Grid Corp. of India Ltd.	171,662	538,016
		5,079,441
Indonesia (2.3%):
Consumer Discretionary (0.4%):
PT Sri Rejeki Isman TBK	9,278,300	259,531
Energy (0.9%):
PT United Tractors TBK	202,600	528,317
Financials (0.6%):
PT Bank Tabungan Negara Persero TBK	1,364,400	358,786
Industrials (0.4%):
PT Jasa Marga Persero TBK	576,000	271,380
		1,418,014
Korea, Republic Of (15.1%):
Consumer Discretionary (1.0%):
Lotte Himart Co. Ltd.	6,337	407,995
Mando Corp.	771	222,285
		630,280
Consumer Staples (0.9%):
Orion Corp. (b)	5,840	569,166

See notes to financial statements.

9

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Energy (1.0%):
SK Innovation Co. Ltd.	3,208	$612,079
Financials (2.7%):
KB Financial Group, Inc.	17,369	1,028,096
Shinhan Financial Group Co. Ltd.	14,527	670,620
		1,698,716
Industrials (1.5%):
CJ Corp.	2,991	506,479
LS Industrial Systems Co. Ltd.	7,220	439,080
		945,559
Information Technology (5.6%):
LG Innotek Co. Ltd.	2,893	388,041
Samsung Electronics Co. Ltd.	1,319	3,134,266
		3,522,307
Materials (2.4%):
LG Chem Ltd.	2,241	847,520
POSCO, ADR	8,078	631,134
		1,478,654
		9,456,761
Luxembourg (0.6%):
Materials (0.6%):
Ternium SA, ADR	11,435	361,232
Malaysia (0.7%):
Financials (0.7%):
CIMB Group Holdings BHD	283,400	458,047
Mexico (0.7%):
Financials (0.7%):
Banco del Bajio SA (b)	230,193	420,138
Netherlands (0.4%):
Telecommunication Services (0.4%):
Veon Ltd., ADR	65,339	250,902
Philippines (0.8%):
Consumer Discretionary (0.8%):
Bloomberry Resorts Corp. (b)	2,223,600	485,689
Russian Federation (4.0%):
Energy (1.5%):
LUKOIL PJSC, ADR	15,889	912,383
		912,383
Financials (1.7%):
Sberbank of Russia PJSC, ADR	63,459	1,080,707
Materials (0.4%):
Severstal PJSC, GDR	16,333	251,755
See notes to financial statements.

10

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Utilities (0.4%):
Inter RAO UES PJSC	4,522,000	$266,239
		2,511,084
South Africa (6.4%):
Consumer Discretionary (2.6%):
Naspers Ltd.	5,975	1,661,180
Consumer Staples (0.7%):
Astral Foods Ltd.	19,118	416,567
Financials (1.7%):
Barclays Africa Group Ltd.	72,230	1,061,828
Industrials (0.7%):
KAP Industrial Holdings Ltd.	696,788	448,439
Materials (0.7%):
Sappi Ltd.	56,639	410,861
		3,998,875
Taiwan (11.2%):
Consumer Discretionary (0.4%):
Fulgent Sun International Holding Co. Ltd.	123,000	292,949
Consumer Staples (0.5%):
TCI Co. Ltd.	31,265	301,440
Financials (2.1%):
Cathay Financial Holding Co. Ltd.	471,000	844,059
CTBC Financial Holding Co. Ltd.	678,000	466,195
		1,310,254
Information Technology (6.6%):
ASPEED Technology, Inc.	21,000	505,508
MediaTek, Inc.	61,000	599,789
Merry Electronics Co. Ltd.	49,000	318,292
Taiwan Semiconductor Manufacturing Co. Ltd.	322,259	2,468,266
Tripod Technology Corp.	71,000	221,324
		4,113,179
Materials (0.7%):
Formosa Plastics Corp.	137,000	453,446
Telecommunication Services (0.9%):
Far EasTone Telecommunications Co. Ltd.	230,000	567,989
		7,039,257
Thailand (2.2%):
Energy (0.7%):
PTT PCL	32,100	432,720
Financials (0.7%):
TMB Bank Public Corp.	4,395,800	407,154

See notes to financial statements.

11

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Real Estate (0.8%):
Quality Houses PCL, Series F	5,269,000	$523,694
		1,363,568
Turkey (1.7%):
Consumer Discretionary (0.5%):
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (b)	37,785	282,354
Financials (0.6%):
Turkiye Garanti Bankasi AS	137,648	389,125
Industrials (0.6%):
Pegasus Hava Tasimaciligi AS (b)	43,259	385,850
		1,057,329
United Kingdom (1.7%):
Materials (1.7%):
Anglo American PLC	36,968	768,750
Antofagasta PLC	24,165	326,070
		1,094,820
Uruguay (0.7%):
Consumer Discretionary (0.7%):
Arcos Dorados Holdings, Inc. (b)	42,109	435,828
Total Common Stocks (Cost $46,614,169)		61,554,565
Preferred Stocks (0.6%)
Brazil (0.6%):
Industrials (0.6%):
Randon SA Implementos e Participacoes	170,100	368,086
Total Preferred Stocks (Cost $261,070)		368,086
Collateral for Securities Loaned (1.5%)
United States (1.5%):
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (d)	300,120	300,120
Fidelity Investments Money Market Prime Money Market Portfolio, Class I, 1.43% (d)	345,189	345,189
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (d)	287,626	287,626
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (d)	5,753	5,753
Total Collateral for Securities Loaned (Cost $938,688)		938,688
Total Investments (Cost $47,813,927) — 100.5%		62,861,339
Liabilities in excess of other assets — (0.5)%		(311,822)
NET ASSETS — 100.00%		$62,549,517

See notes to financial statements.

12

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2017

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Brazil and Mexico were fair valued at December 31, 2017.See Note 2 for further information.

(b)  Non-income producing security.

(c)  All or a portion of this security is on loan.

(d)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

ADR — American Depositary Receipt

GDR — Global Depository Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

13

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2017
	Victory Sophus Emerging Markets VIP Series
ASSETS:
Investments, at value (Cost $47,813,927)	$62,861,339	(a)
Foreign currency, at value (Cost $150,853)	150,862
Cash and cash equivalents	576,359
Interest and dividends receivable	183,582
Receivable for capital shares issued	2,970
Reclaims receivable	557
Prepaid expenses	1
Total Assets	63,775,670
LIABILITIES:
Securities lending collateral	938,688
Accrued foreign capital gains tax	34,451
Payable for investments purchased	152,787
Payable for capital shares redeemed	3,014
Accrued expenses and other payables:
Investment advisory fees	51,958
Administration fees	3,099
Custodian fees	15,206
Transfer agent fees	99
Chief Compliance Officer fees	65
Trustees' fees	157
Other accrued expenses	26,629
Total Liabilities	1,226,153
NET ASSETS:
Capital	43,055,417
Accumulated net investment income (loss)	437,088
Accumulated net realized gains (losses) from investments	4,043,428
Net unrealized appreciation (depreciation) on investments	15,013,584
Net Assets	$62,549,517
Shares (unlimited number of shares authorized with a par value of $0.001 per share):	3,328,657
Net asset value:	$18.79

(a)  Includes $909,591 of securities on loan.

See notes to financial statements.

14

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2017
Victory Sophus Emerging Markets VIP Series
Investment Income:
Dividend income	$1,464,885
Interest income	2,216
Securities lending income	16,531
Foreign tax withholding	(138,117)
Total Income	1,345,515
Expenses:
Investment advisory fees	569,276
Administration fees	34,249
Custodian fees	74,694
Transfer agent fees	319
Trustees' fees	5,171
Chief Compliance Officer fees	619
Legal and audit fees	29,014
Interest expense on interfund lending	59
Other expenses	42,555
Total Expenses	755,956
Net Investment Income (Loss)	589,559
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions and foreign currency translations	9,014,684
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	10,241,021
Net change in unrealized appreciation/depreciation on foreign capital gains taxes	(26,012)
Net realized/unrealized gains (losses) on investments	19,229,693
Change in net assets resulting from operations	$19,819,252

See notes to financial statements.

15

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory Sophus Emerging Markets VIP Series
	Year Ended December 31, 2017	Year Ended December 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$589,559	$478,078
Net realized gains (losses) from investment transactions	9,014,684	(2,033,301)
Net change in unrealized appreciation/depreciation on investments	10,215,009	6,266,715
Change in net assets resulting from operations	19,819,252	4,711,492
Distributions to Shareholders:
From net investment income	(505,562)	(422,116)
Change in net assets resulting from distributions to shareholders	(505,562)	(422,116)
Change in net assets resulting from capital transactions	(5,398,302)	(4,545,138)
Capital Contribution from Prior Custodian, Net (See Note 8)	—	463,952
Change in net assets	13,915,388	208,190
Net Assets:
Beginning of period	48,634,129	48,425,939
End of period	$62,549,517	$48,634,129
Accumulated net investment income (loss)	$437,088	$478,656
Capital Transactions:
Proceeds from shares issued	$4,463,681	$6,115,747
Distributions reinvested	505,562	422,116
Cost of shares redeemed	(10,367,545)	(11,083,001)
Change in net assets resulting from capital transactions	$(5,398,302)	$(4,545,138)
Share Transactions:
Issued	271,586	475,065
Reinvested	27,283	32,198
Redeemed	(637,452)	(879,591)
Change in Shares	(338,583)	(372,328)

See notes to financial statements.

16

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets VIP Series
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$13.26	$11.99		$13.81	$14.79	$18.02
Investment Activities:
Net investment income (loss)	0.17 (a)	0.12	(a)	0.13 (a)	0.14	0.14
Net realized and unrealized gains (losses) on investments	5.51	1.14		(1.89)	(0.70)	(0.94)
Total from Investment Activities	5.68	1.26		(1.76)	(0.56)	(0.80)
Distributions to Shareholders:
Net investment income	(0.15)	(0.12)		(0.06)	(0.15)	(0.04)
Net realized gains from investments	—	—		—	(0.27)	(2.51)
Total Distributions	(0.15)	(0.12)		(0.06)	(0.42)	(2.55)
Increase from Contribution by Adviser	—	—		—	—	0.12
Capital Contributions from Prior Custodian, Net (See Note 8)	—	0.13		—	—	—
Net Asset Value, End of Period	$18.79	$13.26		$11.99	$13.81	$14.79
Total Return (b)	42.88%	11.57	%(c)	(12.74)%	(3.71)%	(3.47)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$62,550	$48,634		$48,426	$62,782	$74,908
Ratio of net expenses to average net assets	1.33%	1.34%		1.35%	1.35%	1.33%
Ratio of net investment income (loss) to average net assets	1.03%	0.98%		0.92%	0.94%	0.91%
Ratio of gross expenses to average net assets (d)	1.33%	1.35%		1.35%	1.35%	1.33%
Portfolio turnover	99%	102%		123%	135%	248%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.95% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

17

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2017

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company, and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory Sophus Emerging Markets VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"). The Fund seeks to provide long-term capital appreciation.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies (Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies).

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's net asset value is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2017, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities
Common Stocks	$12,337,234	$49,217,331	$61,554,565
Preferred Stocks	—	368,086	368,086
Collateral for Securities Loaned	938,688	—	938,688
Total	$13,275,922	$49,585,417	$62,861,339

There were no transfers among any levels during the year ended December 31, 2017.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End & Closed-End Funds:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "underlying funds"). The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Foreign Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Fund enters into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Fund does not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of December 31, 2017, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund. The following table is a summary of the Fund's securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2017:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
$909,591	$938,688	$29,097

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification.

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund, or jointly with an affiliated trust, are allocated among the Fund and respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2017 were as follows for the Fund:

Purchases	Sales
$55,381,293	$60,560,101

For the year ended December 31, 2017, there were no purchases or sales of U.S. Government Securities.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 1.00% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2017, Colin Kinney serves as the Trust's Chief Compliance Officer ("CCO"). The CCO is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services. Prior to July 1, 2017, EJV Financial Services LLC served as the Trust's CCO. Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Victory Trusts"), paid EJV Financial Services LLC $220,000 annually for CCO consulting services.

The Victory Trusts pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Trusts and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Effective August 1, 2016, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2018. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2017, the expense limit (excluding voluntary waivers) is 1.35%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2017, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2019
$8,198

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2017.

Certain officers and/or interested trustees of the Fund are also officers of the Adviser, Administrator and Fund Accountant, Legal and CCO.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to foreign securities risk. Foreign securities are (including ADRs and other depository receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

The Fund will be subject to emerging market risk. Risk of investment in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards and less developed legal systems.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, another series of the Victory Trusts, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. The agreement was subsequently amended on July 28, 2017 with a new termination date of

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

July 27, 2018. For the year ended December 31, 2017, Citibank earned approximately $150,000 in commitment fees from the Victory Trusts. Each fund in the Victory Trusts pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. As of December 31, 2017, the interest rate on outstanding borrowings was 2.57%.

The average loans for the days outstanding and average interest rate for the Fund during the year ended December 31, 2017 were as follows:

Amount Outstanding at December 31, 2017	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$750,000	2	2.24%

*  For the year ended December 31, 2017, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and Adviser received an exemptive order granted by the SEC on March 28, 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Board approved the Interfund Lending Policy and Procedures relating to the Facility on May 24, 2017. The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

Lending Fund	Amount Outstanding at December 31, 2017	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
Victory Sycamore Established Value Fund	$—	$607,500	2	1.74%

*  For the year ended December 31, 2017, based on the number of days borrowings were outstanding.

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2017
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$505,562	$—	$505,562
Year Ended December 31, 2016
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$422,116	$—	$422,116

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$437,088	$4,140,978	$4,578,066	$14,916,034	$19,494,100

*The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

During the tax year ended December 31, 2017, the Fund utilized $4,953,197 in capital loss carryforwards that were not subject to expiration.

As of December 31, 2017, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$47,911,478	$15,670,554	$(720,693)	$14,949,861

8.  Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refund amounts in January 2017. Based on billing information received during 2016 from State Street, and an analysis of previously merged or reorganized fund events, and expense limitation agreements in place during the period of the over-billing, the Adviser was due a portion of the refund, due to additional expenses waived or reimbursed by the Adviser during the period of the over billing.

The portion of the refund retained by the Fund is accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2017, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100.0%

10.  Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2017

financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Fund's adoption of these amendments, effective with the financial statements prepared as of December 31, 2017, required additional disclosures reflected herein, but had no effect on the Fund's net assets or results of operations.

In March 2017, the FASB issued Accounting Standards Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

11.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Victory Variable Insurance Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Sophus Emerging Markets VIP Series (the "Fund") (one of the portfolios constituting the Victory Variable Insurance Trust (the "Trust")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial statements of the Fund for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those financial statements. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the Victory Variable Insurance Trust) as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provides a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 16, 2018

28

Victory Variable Insurance Funds	Supplemental Information December 31, 2017

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 43 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 66	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 70	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 66*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 74	Trustee	July 2016	Retired; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 63	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 64	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 60*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 56	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, 73	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 45**	Trustee	May 2008	Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The current officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust's Treasurer is employed by Citi, which entity receives fees from the Trust for serving as the sub-fund accountant and sub-administrator.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 48	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 49	Treasurer**	May 2006 - May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Allan Shaer, 52	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 33	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017). Registered Principal, Victory Capital Advisers, Inc. (since 2011).
Edward J. Veilleux, 74	Chief Compliance Officer***	October 2005 - July 2017	President of EJV Financial Services (mutual fund consulting).
Colin Kinney, 44	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 64	Assistant Secretary	February 1998	Partner, Morrison & Foerster LLP (2011-2017); Partner, Shearman & Sterling LLP (since 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

**  On May 24, 2017, Mr. Sabato resigned his position with the Trust.

***  On July 1, 2017, Mr. Veilleux resigned his position with the Trust.

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During Period* 07/01/17-12/31/17	Annualized Net Expense Ratio During Period 07/01/17-12/31/17
$1,000.00	$1,180.40	$7.47	1.36%

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During Period* 07/01/17-12/31/17	Annualized Net Expense Ratio During Period 07/01/17-12/31/17
$1,000.00	$1,018.35	$6.92	1.36%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2017, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 76%.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2017 were $0.44 and $0.22, respectively.

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Series at a meeting, which was called for that purpose, on December 5, 2017. The Board also considered information relating to the Series and the Agreement provided throughout the year and at a meeting on October 24, 2017. The Board noted that prior to the Series' reorganization on July 29, 2016, the Series was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Series and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered the Series' advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Series for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Series as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Series shareholders as the Series grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Series;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Series;

•  Total expenses of the Series, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Series at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Series;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Series for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Series and the Adviser.

The Board reviewed the Series' current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Series. In addition, the Board compared the Series' total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by FUSE Research Network, LLC ("FUSE") and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Series' peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2017

  (Unaudited)

applicable. The Board noted that the advisory fee arrangements for the Series do not include breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the Series' performance over one-, three-, five- and ten-year periods against the performance of the Series' selected peer group and benchmark index. The Board recognized that the performance of the Series and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following the Series' reorganization, the Series is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to the Series, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board considered that the Series' gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Series' peer group. The Board noted that the Series' net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Series' prospectus. The Board then compared the Series' performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Series outperformed the benchmark index for the one-, three- and ten-year periods and the peer group for all of the period reviewed, and underperformed the benchmark index for the five-year period.

Having considered, among other things, that: (1) the Series' management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) the Series' total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Series' expenses during that period; and (4) the Series had performed well during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Series' shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Series, was consistent with the best interests of the Series and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Series, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Series and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Series and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Series;

•  The Adviser's representations regarding its staffing and capabilities to manage the Series, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

36

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SEMVIP-AR (12/17)

December 31, 2017

Annual Report

Victory Variable Insurance Funds

Diversified Stock Fund

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	2
Fund Review and Commentary	3
Financial Statements
Schedule of Portfolio Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	18
Supplemental Information (Unaudited)
Trustee and Officer Information	19
Proxy Voting and Form N-Q Information	21
Expense Examples	21
Additional Federal Income Tax Information	22
Advisory Contract Renewal	23

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Variable Insurance Diversified Stock Fund.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

Victory Funds Letter to Shareholders

Dear Shareholder,

For all practical purposes, 2017 was a full-on stampede. The bull market roared ahead and domestic stocks registered their ninth consecutive year of gains. The S&P 500 Index® increased nearly 22 percent, the Dow Jones Industrial Average was up 25 percent, and the tech-heavy NASDAQ Composite outpaced both, rising 28 percent. Global investors also enjoyed robust returns, led by the 37 percent gains posted by the MSCI Emerging Markets Index. By virtually any measure, equities enjoyed a very good year.

Investors celebrated strong corporate profits and rising real gross domestic product, which increased at an annual rate of 3.2 percent in the third quarter, according to the U.S. Bureau of Economic Analysis. The consumer also played a leading role as annual retail sales grew by 4.2 percent during 2017, according to the U.S. Department of Commerce, the strongest growth since 2014. Add in the new sweeping legislation that will significantly lower corporate tax rates and it's easy to see why markets were buoyed.

Yet despite this encouraging backdrop, the pragmatists among us continue to fret. Maybe that's not such a bad thing since unbridled optimism often ends in tears. Given where we are in this business cycle, we believe that risk management protocols are likely to become more important than ever.

There are plenty of potential headwinds to contemplate. Chief among these are concerns regarding future borrowing costs and the trajectory of interest rates. The Federal Reserve has telegraphed its intentions to tighten monetary policy by ending its bond buying program and continuing on a path of measured rate increases in 2018. It's no surprise that early in the year, the 10-Year Treasury responded by pushing above 2.5 percent, still low by historical standards but possibly trending towards levels not seen in some time.

Some investors are leery of tighter labor markets, higher wages, and the possibility of rising inflation. Others are more focused on valuations and wonder if certain sectors have gotten ahead of fundamentals. And finally, geopolitical tensions are never far from mind since they can materialize with little warning. Areas of concern ebb and flow with the news, shifting from the Korean Peninsula to U.S.-Russian relations to the Mideast or any number of global hot spots.

All these risks do not necessarily portend to trouble. But after years of impressive stock market gains it's important that we acknowledge both the risks and historical rates of return. Risk management is a hallmark of our independent investment franchises at Victory Capital, all of which are committed to offering products that help investors achieve their objectives at all points of the market cycle. This could prove invaluable in an aging bull market.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

2

Portfolio Commentary (Unaudited)

Diversified Stock Fund

Portfolio Holdings

As a Percentage of Total Investments

Commentary

The Victory Variable Insurance Diversified Stock Fund returned 26.45%, outperforming the S&P 500® Index (the "Index") benchmark, which returned 21.83% for the year ended December 31, 2017. Within the Fund, Information Technology, Consumer Staples, Materials, Consumer Discretionary and Industrials were the strongest performing sectors, each delivering about 30% or more on a total return basis, while Energy was the only sector to post a negative absolute return over the last twelve months. Relative to the Index, good stock selection drove the majority of the Fund's outperformance, though we had a modest tailwind from style exposures and sector allocation. Specifically on style, our positive exposure to momentum and growth provided a benefit, only partially offset by our smaller size. With regards to sector allocation, our underweight positions in Telecom, Energy, and Consumer Staples held the largest allocation benefits.

The Fund generated excess return in 10 of 11 sectors, with Consumer Discretionary and Consumer Staples making the strongest contributions to relative performance. In Consumer Discretionary we avoided much of the weakness in retail and found stocks with strong fundamental momentum. Thor Industries, a top-performer for the year, benefited from strong RV trends and good cost discipline, which combined drove robust bottom-line outperformance. In Consumer Staples, good stock selection augmented the allocation benefit we experienced from our underweight positioning. One of our strongest performers was Costco Wholesale, a position we entered after the stock sold off on the news that Amazon was acquiring Whole Foods. While Amazon's acquisition does raise a long-term competitive threat, we think the market reaction is overblown given the company's extremely loyal membership base, strong value proposition, ongoing improvements in its e-commerce platform, and more near-term, strong traffic trends and accelerating/best-in-class comp sales. Technology was the only sector to underperform on a relative basis, with results challenged by our underexposure to tech-heavyweights Apple and Facebook. Two of our most challenged positions were Alaska Air, which declined with the overall airline industry on concerns over domestic pricing and execution issues related to the Virgin merger, and Advanced Auto Parts, which sold off on soft fundamentals and fears that Amazon is encroaching on the space. We exited both of these positions in favor of more compelling opportunities.

The Fund currently has a significant overweight position in the Finance, Consumer Discretionary and Technology sectors. In Finance, we continue to like banks and capital markets. In the Consumer Discretionary sector, there is an emphasis on auto, housing, and off-price retail. In Technology, we have significant overweights in semiconductors, semi-cap equipment and IT distribution. Our largest underweights are in Real Estate, Health Care and Utilities. Overall, the style currently has a significant exposure to beta, growth, earnings yield, and highly profitable companies with a smaller-cap bias.

Positively, the continued decline in stock price correlations over the last twelve months suggests a more favorable environment for our investment discipline, as lower correlations imply that stock prices are reacting more to company specific news and data, which ultimately should result in better performance for skilled stock pickers looking to profit from that information. Indeed, correlations are now trending below the levels experienced during that last great stock picker's market in the mid-2000s, and we believe this decline will be more durable if macro conditions continue to normalize at the margin. Specifically, the Federal Reserve ending zero interest rate monetary policy removes a key pillar of support for higher correlations (indiscriminate downward pressure on the cost of capital), while we also see potential for a stronger business cycle if financial regulation is relaxed (greater economic variability creates greater dispersion between winners and losers).

3

Portfolio Commentary (Unaudited)

Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended December 31, 2017

Inception Date	7/1/99
	Net Asset Value	S&P 500 Index[1]
One Year	26.45%	21.83%
Three Year	8.38%	11.41%
Five Year	13.44%	15.79%
Ten Year	6.08%	8.50%
Since Inception	5.70%	N/A
Expense Ratios
Gross	1.08%
With Applicable Waivers	1.08%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratio is from the Fund's prospectus dated April 17, 2017. Additional information pertaining to the Fund's expense ratio as of December 31, 2017 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Diversified Stock Fund — Growth of $10,000

1 The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

Victory Variable Insurance Funds  Schedule of Portfolio Investments

Diversified Stock Fund  December 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.4%):
Consumer Discretionary (16.7%):
Amazon.com, Inc. (a)	165	$193
Best Buy Co., Inc.	8,475	580
BorgWarner, Inc.	4,300	220
Burlington Stores, Inc. (a)	5,495	677
D.R. Horton, Inc.	7,650	391
LCI Industries	2,105	274
Lear Corp.	3,105	548
Magna International, Inc., ADR	9,655	547
Nutrisystem, Inc.	6,305	332
PulteGroup, Inc.	10,995	366
Ross Stores, Inc.	8,115	651
The Children's Place, Inc.	3,110	452
The Home Depot, Inc.	2,150	407
Thor Industries, Inc.	2,051	309
Toll Brothers, Inc.	11,575	555
		6,502
Consumer Staples (6.5%):
Altria Group, Inc.	7,685	549
Costco Wholesale Corp.	2,535	472
Philip Morris International, Inc.	4,205	444
Tyson Foods, Inc., Class A	7,120	577
Wal-Mart Stores, Inc.	5,025	496
		2,538
Energy (5.1%):
Chevron Corp.	4,960	621
EOG Resources, Inc.	2,450	264
Exxon Mobil Corp.	9,920	830
Valero Energy Corp.	2,915	268
		1,983
Financials (19.4%):
Ameriprise Financial, Inc.	3,490	591
Bank of America Corp.	33,000	974
Berkshire Hathaway, Inc., Class B (a)	4,105	814
Citigroup, Inc.	2,623	195
Citizens Financial Group, Inc.	13,205	554
Credit Acceptance Corp. (a)	850	275
Essent Group Ltd. (a)	10,275	446
FCB Financial Holdings, Inc. (a)	7,575	385
JPMorgan Chase & Co.	7,240	774
Northern Trust Corp.	3,555	355
Raymond James Financial, Inc.	5,925	529
SVB Financial Group (a)	1,150	269
The Bank of New York Mellon Corp.	4,765	257
Western Alliance BanCorp (a)	9,445	535
Zions BanCorp	11,370	578
		7,531

See notes to financial statements.
5

Victory Variable Insurance Funds  Schedule of Portfolio Investments — continued

Diversified Stock Fund  December 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (10.4%):
Baxter International, Inc.	5,525	$357
Bristol-Myers Squibb Co.	7,160	439
Celgene Corp. (a)	2,135	223
Express Scripts Holding Co. (a)	3,363	251
ICON PLC (a)	4,055	455
Innoviva, Inc. (a)(b)	18,050	256
Johnson & Johnson	5,630	787
Mylan NV (a)	9,975	422
UnitedHealth Group, Inc.	3,930	866
		4,056
Industrials (9.4%):
Cummins, Inc.	2,320	410
FedEx Corp.	1,585	396
ManpowerGroup, Inc.	4,085	515
Masco Corp.	7,430	326
Old Dominion Freight Line, Inc.	2,050	270
Patrick Industries, Inc. (a)	5,817	403
SkyWest, Inc.	5,645	300
United Rentals, Inc. (a)	3,795	652
Universal Forest Products, Inc.	9,955	375
		3,647
Information Technology (28.2%):
Alphabet, Inc., Class C (a)	1,102	1,153
Analog Devices, Inc.	4,025	358
Apple, Inc.	11,325	1,917
Broadcom Ltd.	2,645	680
Entegris, Inc.	12,240	373
Facebook, Inc., Class A (a)	6,385	1,127
Intel Corp.	13,595	628
KLA-Tencor Corp.	3,705	389
Microsoft Corp.	16,180	1,384
MKS Instruments, Inc.	3,480	329
Oracle Corp.	6,825	323
Skyworks Solutions, Inc.	4,325	411
SYNNEX Corp.	3,740	508
Tech Data Corp. (a)	2,430	238
Texas Instruments, Inc.	6,960	726
Zebra Technologies Corp., Class A (a)	3,581	372
		10,916
Materials (3.1%):
Avery Dennison Corp.	4,060	466
Berry Global Group, Inc. (a)	5,085	298
Packaging Corp. of America	3,605	435
		1,199
Real Estate (0.6%):
American Tower Corp.	1,650	235
Total Common Stocks (Cost $31,734)		38,607

See notes to financial statements.
6

Victory Variable Insurance Funds  Schedule of Portfolio Investments — continued

Diversified Stock Fund  December 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (0.5%):
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (c)	67,143	$67
Fidelity Investments Money Market Prime Money Market Portfolio, Class I, 1.43% (c)	77,225	77
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (c)	64,348	64
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (c)	1,287	1
Total Collateral for Securities Loaned (Cost $209)		209
Exchange-Traded Funds (0.7%):
SPDR S&P 500 ETF Trust	1,030	275
Total Exchange-Traded Fund (Cost $272)		275
Total Investments (Cost $32,215) — 100.6%		39,091
Other liabilities in excess of assets — (0.6%)		(214)
NET ASSETS — 100.0%		$38,877

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.
7

  Statement of Assets and Liabilities

Victory Variable Insurance Funds  December 31, 2017

(Amounts in Thousands, Except for Share Amounts)

	Diversified Stock Fund
ASSETS:
Investments, at value (Cost $32,215)	$39,091	(a)
Cash and cash equivalents	38
Dividends receivable	23
Receivable for investments sold	326
Total Assets	39,478
LIABILITIES:
Securities lending collateral	209
Payable for investments purchased	323
Payable for capital shares redeemed	21
Accrued expenses and other payables:
Investment advisory fees	10
Administration fees	2
Contract owner fees	19
Custodian fees	1
Transfer agent fees	—	(b)
Chief Compliance Officer fees	—	(b)
Trustees' fees	—	(b)
12b-1 fees	4
Other accrued expenses	12
Total Liabilities	601
NET ASSETS:
Capital	26,229
Accumulated net investment income (loss)	17
Accumulated net realized gains from investments	5,755
Net unrealized appreciation (depreciation) on investments	6,876
Net Assets	$38,877
Shares (unlimited number of shares authorized with a par value of $0.001 per share)	2,607
Net asset value, offering price & redemption price per share	$14.91

(a)  Includes $199 of securities on loan.

(b)  Rounds to less than $1.

See notes to financial statements.
8

  Statement of Operations

Victory Variable Insurance Funds  For the Year Ended December 31, 2017

(Amounts in Thousands)

	Diversified Stock Fund
Investment Income:
Dividend income	$572
Interest	4
Securities lending income	1
Total Income	577
Expenses:
Investment advisory fees	107
Administration fees	22
Contract owner fees	86
12b-1 fees	89
Custodian fees	3
Transfer agent fees	—	(a)
Trustees' fees	2
Chief Compliance Officer fees	—	(a)
Legal and audit fees	14
Other expenses	12
Total Expenses	335
Net Investment Income (Loss)	242
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	5,822
Net change in unrealized appreciation/depreciation on investments	2,410
Net realized/unrealized gains (losses) on investments	8,232
Change in net assets resulting from operations	$8,474

(a)  Rounds to less than $1.

See notes to financial statements.
9

Victory Variable Insurance Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$242	$383
Net realized gains from investment transactions	5,822	528
Net change in unrealized appreciation/depreciation on investments	2,410	419
Change in net assets resulting from operations	8,474	1,330
Distributions to Shareholders:
From net investment income	(242)	(362)
From net realized gains on investments	(517)	(2,835)
Change in net assets resulting from distributions to shareholders	(759)	(3,197)
Change in net assets resulting from capital transactions	(2,825)	(2,587)
Change in net assets	4,890	(4,454)
Net Assets:
Beginning of period	33,987	38,441
End of period	$38,877	$33,987
Accumulated net investment income (loss)	$17	$17
Capital Transactions:
Proceeds from shares issued	$2,575	$1,449
Dividends reinvested	759	3,197
Cost of shares redeemed	(6,159)	(7,233)
Change in net assets resulting from capital transactions	$(2,825)	$(2,587)
Share Transactions:
Issued	189	116
Reinvested	53	264
Redeemed	(460)	(571)
Change in Shares	(218)	(191)

See notes to financial statements.
10

Victory Variable Insurance Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$12.03	$12.75	$15.15	$13.87	$10.42
Investment Activities:
Net investment income	0.09 (a)	0.13 (a)	0.09	0.13	0.08
Net realized and unrealized gains (losses) on investments	3.08	0.37	(0.53)	1.28	3.45
Total from Investment Activities	3.17	0.50	(0.44)	1.41	3.53
Distributions to Shareholders:
Net investment income	(0.09)	(0.13)	(0.09)	(0.13)	(0.08)
Net realized gains from investments	(0.20)	(.09)	(1.87)	—	—
Total Distributions to Shareholders	(0.29)	(1.22)	(1.96)	(0.13)	(0.08)
Net Asset Value, End of Period	$14.91	$12.03	$12.75	$15.15	$13.87
Total Return (b)	26.45%	3.90%	(3.11)%	10.20%	33.93%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$38,877	$33,987	$38,441	$48,524	$47,668
Ratio of net expenses to average net assets	0.94%	1.08%	1.14%	1.16%	1.16%
Ratio of net investment income (loss) to average net assets (b)	0.68%	1.06%	0.56%	0.89%	0.67%
Portfolio turnover	138%	86%	78%	70%	82%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

See notes to financial statements.
11

  Notes to Financial Statements

Victory Variable Insurance Funds  December 31, 2017

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company, and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory Variable Insurance Diversified Stock Fund (the "Fund"). The Fund offers a single class of shares: Class A Shares. Sales of shares of the Fund may only be made to separate accounts of various life insurance companies. The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies (Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies).

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

Continued
12

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2017

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of December 31, 2017, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (in thousands):

	Level 1 — Quoted Prices	Total
	Investments in Securities	Investments in Securities
Common Stocks	$38,607	$38,607
Exchange-Traded Funds	275	275
Collateral for Securities Loaned	209	209
Total	$39,091	$39,091

There were no transfers among any levels during the year ended December 31, 2017.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End & Closed-End Funds:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "underlying funds"). The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Continued
13

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2017

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2017 (in thousands):

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
$199	$209	$10

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund, or jointly with an affiliated trust, are allocated among the Fund and respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2017 were as follows for the Fund (in thousands):

Purchases	Sales
$48,236,432	$50,273,729

For the year ended December 31, 2017, there were no purchases or sales of U.S. Government Securities.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Continued
14

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2017

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.30% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2017, Colin Kinney serves as the Trust's Chief Compliance Officer ("CCO"). The CCO is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services. Prior to July 1, 2017, EJV Financial Services LLC served as the Trust's CCO. Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Victory Trusts"), paid EJV Financial Services LLC $220 thousand annually for CCO consulting services.

The Victory Trusts pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Trusts and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Trust's Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.25% of the average daily net assets of the Fund. The Distributor may pay a 12b-1 fee to life insurance companies for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the Fund, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies. The Distributor re-allowed all except for approximately $1 thousand to life insurance companies to provide these services.

The Fund has entered into Contract Owner Administrative Services Agreements with certain contract owner servicing agents. A contract owner servicing agent performs a number of services for its customers who hold contracts offered by separate accounts that invest in the Fund, such as establishing and maintaining accounts and records, processing additional contract units attributable to Fund dividend payments, arranging for bank wires, assisting in transactions, and changing account information. For these services, Class A Shares of the Fund pay a fee at an annual rate of up to 0.25% of its average daily net assets serviced by the agent. The Fund may enter into these agreements with financial institutions that provide such services. Contract owner servicing agents may waive all or a portion of their fee. (Not all agents may provide all services listed above.)

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2017.

Certain officers and/or interested trustees of the Fund are also officers of the Adviser, Administrator and Fund Accountant, Legal and CCO.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

Continued
15

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2017

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, another series of the Victory Trusts, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. The agreement was subsequently amended on July 28, 2017 with a new termination date of July 27, 2018. For the year ended December 31, 2017, Citibank earned approximately $150,000 in commitment fees from the Victory Trusts. Each fund in the Victory Trusts pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. As of December 31, 2017, the interest rate on outstanding borrowings was 2.57%.

The Fund did not utilize or participate in the Line of Credit during the year ended December 31, 2017.

Interfund Lending:

The Trust and Adviser received an exemptive order granted by the SEC on March 28, 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Board approved the Interfund Lending Policy and Procedures relating to the Facility on May 24, 2017. The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2017.

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Year Ended December 31, 2017 Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$242	$517	$759
Year Ended December 31, 2016 Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$483	$2,714	$3,197

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
$2,452	$3,339	$5,791	$6,857	$12,648

* The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

Continued
16

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2017

The fund had no capital loss carryforwards for U.S. federal income tax purposes as of December 31, 2017.

As of December 31, 2017, the cost basis for federal income tax purposes, gross gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$32,234	$7,018	$(161)	$6,857

8.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2017, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
New York Life Insurance and Annuity Corporation	91.1%

9.  Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Fund's adoption of these amendments, effective with the financial statements prepared as of December 31, 2017, required additional disclosures reflected herein, but had no effect on the Fund's net assets or results of operations.

In March 2017, the FASB issued Accounting Standards Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

10.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Victory Variable Insurance Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Diversified Stock Fund (the "Fund") (one of the portfolios constituting the Victory Variable Insurance Trust (the "Trust")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the Victory Variable Insurance Trust) as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provides a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 16, 2018

18

  Supplemental Information

Victory Variable Insurance Funds  December 31, 2017

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 43 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 66	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 70	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 66*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 74	Trustee	July 2016	Retired; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 63	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 64	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 60*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 56	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, 73	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 45**	Trustee	May 2008

Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Continued
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Victory Variable Insurance Funds  December 31, 2017

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The current officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust's Treasurer is employed by Citi, which entity receives fees from the Trust for serving as the sub-fund accountant and sub-administrator.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 48	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 49	Treasurer**	May 2006-May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Allan Shaer, 52	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 33	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017). Registered Principal, Victory Capital Advisers, Inc. (since 2011).
Edward J. Veilleux, 74	Chief Compliance Officer***	October 2005-July 2017	President of EJV Financial Services (mutual fund consulting).
Colin Kinney, 44	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 64	Assistant Secretary	February 1998	Partner, Morrison & Foerster LLP (2011-2017); Partner, Shearman & Sterling LLP (since 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

**  On May 24, 2017, Mr. Sabato resigned his position with the Trust.

***  On July 1, 2017, Mr. Veilleux resigned his position with the Trust.

Continued
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  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2017

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Expense Ratio During Period 7/1/17-12/31/17
$1,000.00	$1,175.40	$5.04	0.92%

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Expense Ratio During Period 7/1/17-12/31/17
$1,000.00	$1,020.57	$4.69	0.92%

•  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Continued
21

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2017

(Unaudited)

Additional Federal Income Tax Information

Dividends qualifying for corporate dividends received a deduction of 22%.

For the year ended December 31, 2017, the Fund designated long-term capital gain distributions in the amount of $517 thousand.

Continued
22

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2017

(Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 5, 2017. The Board also considered information relating to the Fund and the Agreement provided throughout the year and at a meeting on October 24, 2017. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  Total expenses of the Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by FUSE Research Network, LLC ("FUSE") and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Fund's peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. With respect to the Fund, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board considered that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board then compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed both the benchmark index and the peer group for all of the periods reviewed. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things, that: (1) the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) the Fund's total expense ratio was reasonable; and (3) management will continue to monitor the Fund's performance in the upcoming year, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

Continued
23

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2017

(Unaudited)

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Continued
24

Visit our web site at: www.vcm.com	Call Victory at: 800-539-FUND (800-539-3863)

VF-VIDS-AR (12/17)

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.  Audit Committee Financial Experts.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

	2017	2016
Audit Fees(1)	$160,165	$155,500
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$41,684	$40,470
All Other Fees(4)	$0	$0

(1)         Audit fees include amounts related to the audit of the Registrant’s annual financial statements, security counts and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)         Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For fiscal years ended December 31, 2017 and December 31, 2016, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2017 and 2016 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(1)(C)

(f) Not applicable.

(g)

2017	$653,289
2016	$367,890

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)      Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Variable Insurance Funds

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	March 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	March 2, 2018

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	March 2, 2018